    As filed with the Securities and Exchange Commission on October 27, 2000
                                                            ----------------

                                                              FILE NOs. 811-6589
                                                                        33-46374

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

         Pre-Effective Amendment No.                                         [ ]
                                     --
         Post-Effective Amendment No. 24                                     [X]
                                      --

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.                                                       [X]
                       --

                        (Check appropriate box or boxes.)

                                   FIRST FUNDS
                                   -----------
               (Exact name of Registrant as Specified in Charter)

                           370 17th Street, Suite 3100
                                Denver, CO 80202
                                ----------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 442-1941
                                                           --------------

                           Russell C. Burk, Secretary
                                   First Funds
                           370 17th Street, Suite 3100
                                Denver, CO 80202
                                ----------------
                     (Name and Address of Agent of Service)

                                    Copy to:

                             Desiree Franklin, Esq.
                       Baker, Donelson, Bearman & Caldwell
                         165 Madison Avenue, Suite 2100
                                Memphis, TN 38103

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

[X]      on October 28, 2000, pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on ____________, pursuant to paragraph (a)(1)

[ ]      75 days after filing pursuant to paragraph (a)(2)

[ ]      on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, Growth and Income, Capital Appreciation, Tennessee-Tax Free, Bond, Intermediate Bond, U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios

[FIRST FUNDS LOGO]


                                 BOND PORTFOLIO

                                   PROSPECTUS
                             DATED OCTOBER 28, 2000

                                     CLASS I
                                    CLASS II
                                    CLASS III


                                    [PHOTO]

                                    [PHOTO]

                                    [PHOTO]

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                       [GRAPHIC]

------------------------------------------------------------------------------------------------------------------------------
                                                       TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----
Investment Objective, Principal Strategies and Risks........................................................................1

Performance.................................................................................................................2

Fees and Expenses of the Portfolio..........................................................................................3

Investment Details..........................................................................................................4

Who Manages the Portfolio?..................................................................................................7

Portfolio Managers..........................................................................................................8

How to Invest in the Portfolio..............................................................................................8

Distribution Plans and Shareholder Servicing Plans.........................................................................17

Financial Highlights.......................................................................................................18

Appendix..................................................................................................................A-1

Additional Information about the Portfolio.........................................................................Back Cover
------------------------------------------------------------------------------------------------------------------------------

Not all First Funds Portfolios and/or Classes may be available in your state.





No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

--------------------------------------------------------------------------------
              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Bond Portfolio (the "Portfolio") is to achieve maximum total return through current income by investing at least 65% of its total assets in fixed-income securities.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio primarily invests in medium to long term investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as, investment grade mortgage-backed and asset-backed securities. Investment grade debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation (`S&P"). The Portfolio may also invest in unrated securities that Highland determines are of equivalent quality to the other securities in which the Portfolio invests. The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions.

While the dollar-weighted average maturity of the Portfolio may range from 5 to 15 years, Highland currently anticipates that the dollar-weighted average maturity of the Portfolio will be between 7 and 11 years.

PRIMARY RISKS -- Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTOR IN THE PORTFOLIO COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS OF TIME.

PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE, AND AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OR ANY OTHER OBLIGATION OF A BANK, IS NOT INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY GOVERNMENT AGENCY, AND INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

SHOULD I INVEST IN THE BOND PORTFOLIO?

The Portfolio may be appropriate for you if:

o You are seeking higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed-income securities.

o        You are seeking an income mutual fund for an asset allocation program.

o You have a term investment perspective and are prepared to maintain your investment in the Portfolio for several years.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

                                   FUND FACTS

GOAL:

To achieve maximum total return through high current income by investing in fixed income securities.

PRINCIPAL INVESTMENTS:

o        U.S. Government Obligations

o        Debt Obligations Issued by U.S. Corporations

o        Mortgage-Backed and other Asset-Backed Securities

AVERAGE PORTFOLIO MATURITY:

         7-11 years

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:

o        Class I

o        Class II

o        Class III

INVESTMENT ADVISER:

o        First Tennessee Bank National Association ("First Tennessee" or
         "Adviser")

INVESTMENT SUB-ADVISER:

o        Highland Capital Management Corp. ("Highland" or "Sub-Adviser")

PORTFOLIO MANAGERS:

o        James R. Turner

o        Steven Wishnia

DISTRIBUTOR:

o        ALPS Mutual Funds Services, Inc. ("ALPS")

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. THE PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.


WHAT IS THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX?

The Lehman Brothers Government/Credit Bond Index represents an unmanaged diversified portfolio of investment grade bonds with maturities over one year. The Lehman Brothers Government/Credit Bond Index is not a mutual fund and you cannot invest in it directly. Also, the performance of the Lehman Brothers Government/Credit Bond Index does not reflect the costs associated with operating a mutual fund, such as buying, selling and holding securities.

                       YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/94       12/31/95       12/31/96       12/31/97       12/31/98       12/31/99
--------       --------       --------       --------       --------       --------
(3.35)%         19.38%         1.93%          9.28%          8.99%          (2.61)%

Best Quarter (quarter ended June 30, 1995) -- 6.58%
Worst Quarter (quarter ended March 31, 1996) -- (2.88)%
Year-to-date return (as of September 30, 2000) -- 6.41%


The following table lists the Portfolio's average year-by-year return by class over the past one and five year periods and since the inception of each class of shares. The table also compares the average annual total returns of each class of shares for the periods shown to the performance of the Lehman Brothers Government/Credit Bond Index over the same periods of time.


                           AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)

                             INCEPTION DATE              1 YEAR                    5 YEARS                SINCE INCEPTION
                             --------------              ------                    -------                ---------------
CLASS I                         8/2/93                   (2.61)%                    7.13%                      5.36%
CLASS II                      12/20/95                   (6.73)%                      N/A                      3.22%
CLASS III                      12/9/93                   (4.47)%                    5.91%                      4.06%
LEHMAN BROTHERS
GOV'T/CREDIT BOND INDEX         8/2/93                   (2.16)%                    7.61%                      5.67%

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)              CLASS I          CLASS II     CLASS III
                                                       -------          --------     ---------
Maximum sales charge (load) imposed on                   None             3.75%         None
purchases as a percentage of offering price

Maximum deferred sales charge (load)                     None             None         1.00%*
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)

Management Fees**                                        .55%              .55%         .55%
Distribution (12b-1) Fees                                .00%              .00%         .75%***
Other Expenses                                           .31%              .62%         .73%
Total Portfolio Operating Expenses                       .86%             1.17%        2.03%

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions from Class III after one year from date of purchase.

** First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent such management fee exceeds .30% of the average net assets of the Portfolio.

*** The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .50%.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.


                                 ASSUMING REDEMPTION               ASSUMING NO
                                  AT END OF PERIOD                 REDEMPTION
                      ------------------------------------------   -----------
                      CLASS I         CLASS II         CLASS III    CLASS III
                      -------         --------         ---------   -----------
After 1 year          $   88           $  490           $  306      $  206
After 3 years         $  274           $  733           $  636      $  636
After 5 years         $  477           $  994           $1,092      $1,092
After 10 years        $1,060           $1,741           $2,355      $2,355

--------------------------------------------------------------------------------
                              INVESTMENT DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to achieve maximum total return through current income by investing at least 65% of its total assets in fixed-income securities. The Portfolio attempts to maximize total return by assembling a portfolio of income producing obligations that Highland believes will provide the optimal balance between risk and return within the universe of securities in which the Portfolio is permitted to invest.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio primarily invests in medium to long term investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as, investment grade mortgage-backed and asset-backed securities. Investment grade debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may also invest in unrated securities that Highland determines are of equivalent quality to the other securities in which the Portfolio invests. The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions.

In selecting securities for the Portfolio, Highland evaluates a number of factors concerning the security, including: the issuer's creditworthiness, the features of the security, and the current price of the security compared to Highland's estimate of the security's long-term value. Highland believes that by lessening the effect of market and interest rate risk, investors should experience greater overall returns; accordingly, during periods of fluctuating economic conditions and interest rates, Highland may attempt to minimize market risk by adjusting the dollar-weighted average maturity of the Portfolio. Highland also will attempt to time Portfolio transactions to take advantage of anticipated changes in interest rates.

PRINCIPAL RISKS -- The following table describes the securities in which the Portfolio typically invests and the principal risks associated with those securities.


                     SECURITIES                                            PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                     ----------                                            --------------------------------------------
CORPORATE DEBT OBLIGATIONS: Corporate debt                            CALL RISK -- The risk that an issuer will exercise its
obligations include bonds, notes, debentures, and                     right to pay principal on an obligation held by the
other obligations of corporate entities to pay interest               Portfolio (such as a mortgage-backed security) earlier
and repay principal.                                                  than expected. This may happen when there is a decline
                                                                      in interest rates.

                                                                      CREDIT RISK -- The risk that the issuer of a security,
                                                                      or a party to a contract, will default or otherwise not
                                                                      honor a financial obligation.

                                                                      EXTENSION RISK -- The risk that an issuer will exercise
                                                                      its right to pay principal on an obligation held by the
                                                                      Portfolio (such as a mortgage-backed security) later
                                                                      than expected. This may happen when there is a rise in
                                                                      interest rates. Under these circumstances, the value of
                                                                      the obligation will decrease and the Portfolio will also
                                                                      suffer from the inability to invest in higher yielding
                                                                      securities.

                                                                      INTEREST RATE RISK -- The risk of a decline in market
                                                                      value of an interest bearing instrument due to changes
                                                                      in interest rates. For example, a rise in interest rates
                                                                      typically will cause the value of a fixed rate security
                                                                      to fall. On the other hand, a decrease in interest rates
                                                                      will cause the value of a fixed rate security to
                                                                      increase.


                     SECURITIES                                            PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                     ----------                                            --------------------------------------------

CORPORATE DEBT OBLIGATIONS (CONTINUED)                                LIQUIDITY RISK -- The risk that certain securities or
                                                                      other investments may be difficult or impossible to sell
                                                                      at the time the Portfolio would like to sell them or it
                                                                      may be difficult for the Portfolio to sell the
                                                                      investment for the value the Portfolio has placed on it.

U.S. GOVERNMENT OBLIGATIONS: U.S. government obligations              CALL RISK
are debt obligations issued or guaranteed by the U.S.
Treasury or by an agency or instrumentality of the U.S.               EXTENSION RISK
government. Not all U.S. government obligations are
backed by the full faith and credit of the United                     INTEREST RATE RISK
States. For example, obligations issued by the Federal
Farm Credit Bank or by the Federal National Mortgage
Association are supported by the agency's right to
borrow money from the U.S. Treasury under certain
circumstances. There is no guarantee that the government
will support these types of obligations, and, therefore,
they involve more risk than other government
obligations.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities                CALL RISK
represent direct or indirect participations in, or are
collateralized by and payable from, mortgage loans                    CREDIT RISK
secured by real property. Mortgage-backed securities can
be backed by either fixed rate mortgage loans or                      EXTENSION RISK
adjustable rate mortgage loans, and may be issued by
either a governmental or non-governmental entity.                     INTEREST RATE RISK
Typically, mortgage-backed securities issued by private
entities do not have the same credit standing as                      LIQUIDITY RISK
mortgage-backed securities issued or guaranteed by the
U.S. Government.

ASSET-BACKED SECURITIES: Asset-backed securities are                  CREDIT RISK
securities whose principal and interest payments are
collateralized by pools of assets such as auto loans,                 INTEREST RATE RISK
credit card receivables, leases, installment contracts
and personal property. Principal and interest payments                LIQUIDITY RISK
may be credit enhanced by a letter of credit, a pool
insurance policy or a senior/subordinated structure.

MONEY MARKET FUNDS: Open-ended mutual funds that invest               CREDIT RISK
in commercial paper, banker's acceptances, repurchase
agreements, government securities, certificates of                    INTEREST RATE RISK
deposit, and other highly liquid and safe securities,
and pay money market rates of interest.                               INFLATION RISK -- The risk that your investment will not
                                                                      provide enough income to keep pace with inflation.


                     SECURITIES                                            PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                     ----------                                            --------------------------------------------
SECURITIES OF FOREIGN ISSUERS: SECURITIES OF FOREIGN                  FOREIGN INVESTMENT RISK -- The risk that foreign
ISSUERS: Securities issued by: (1) companies organized                securities may be adversely affected by political
outside the United States, (2) companies whose                        instability of the issuer's country, changes in currency
securities are principally traded outside of the United               exchange rates, foreign economic conditions, or
States, and (3) foreign governments and agencies or                   regulatory and reporting standards that are less
instrumentalities of foreign governments.                             stringent than those of the United States. Foreign
                                                                      investment risks will normally be greatest when a Fund
                                                                      invests in issuers located in emerging countries.

                                                                      LIQUIDITY RISK

                                                                      MARKET RISK -- The risk that the market value of a
                                                                      security may increase or decrease, sometimes rapidly and
                                                                      unpredictably. This risk is common to all stocks and
                                                                      bonds and the mutual funds that invest in them.

                                                                      VALUATION RISK -- The risk that the Portfolio has valued
                                                                      certain securities at a higher price than it can sell
                                                                      them. This risk is common where the security is from a
                                                                      relatively new issuer with little or no previous market
                                                                      history and a mutual fund's management is called upon to
                                                                      assign a value to the security.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS:              CREDIT RISK
Repurchase agreements involve the purchase of a security
by a purchaser and a simultaneous agreement by the
seller (generally a bank or dealer) to repurchase the
security from the purchaser at a specified date or on
demand. This technique offers a method of earning income
on idle cash. Reverse repurchase agreements involve the
sale of a security to another party (generally a bank or
dealer) in return for cash and an agreement to be
security back at a specified price and time.

In addition to the securities identified above, the Portfolio may, from time to time, engage in the following non-principal investment practices or techniques:

BORROWING FROM BANKS. The Portfolio may borrow money from banks (up to 33 1/3% of the Portfolio's total assets) for temporary or emergency purposes.

DERIVATIVE INSTRUMENTS. The Portfolio may invest in instruments and securities generally known as derivative investments for hedging purposes only. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, and stripped fixed-income obligations.

WHAT IS A DERIVATIVE INSTRUMENT?

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been traded on regulated exchanges for more than two decades.

Highland may not buy any of these instruments or use any of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of a small amount of cash relative to the magnitude of the risk assumed. They also may result in a loss of principal if Highland judges market conditions incorrectly or employs a strategy that does not correlate well with the investment strategy of the Portfolio. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

LENDING SECURITIES. The Portfolio may temporarily lend up to 33 1/3% of its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized.

TEMPORARY DEFENSIVE POSITION. In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. Government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

For more information about the securities in which the Portfolio invests and their associated risks, please refer to the Appendix to this Prospectus and the SAI.

--------------------------------------------------------------------------------
                           WHO MANAGES THE PORTFOLIO?
--------------------------------------------------------------------------------

First Tennessee, 530 Oak Court Dr., Memphis, Tennessee, serves as Investment Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the "Trustees") has engaged Highland to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning portfolio investments and conducting a continuous program of investment of portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of
 .55% of its average net assets. First Tennessee has voluntarily agreed to waive that portion of the management fee that exceeds .30% of the average net assets of the Portfolio. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $23.2 billion in assets under administration (including nondiscretionary accounts) and $9.8 billion in assets under management as of June 30, 2000, and has experience in supervising sub-advisers.

Highland, 6077 Primacy Parkway, Memphis, TN, serves as the Sub-Adviser for the Portfolio, subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. On March 1, 1994, Highland merged with and into First Tennessee Investment Management, Inc. ("FTIM"), an affiliate of First Tennessee, and changed its name to Highland Capital Management Corp.

FTIM (now Highland), has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management that dates back to 1929. Highland has a total of $5.2 billion in assets under management as of June 30, 2000. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of 0.33% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Highland's sub-advisory fee. Highland is currently waiving some or all of its sub-advisory fee.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
[PHOTO]

James R. Turner is one of the Portfolio Managers of the Bond Portfolio. Mr. Turner managed the assets of the Portfolio's predecessor from August 1986 until the Portfolio's conversion to a mutual fund in 1993. Mr. Turner also manages pension and endowment funds for both public and private entities. Mr. Turner is a Senior Vice President of Highland and is a Chartered Financial Analyst. Mr. Turner is a graduate of the U.S. Military Academy and received a Masters of Science in Industrial Engineering from Stanford University.

Steven Wishnia, one of the Portfolio Managers of the Bond Portfolio, is a Director and President of Highland. Mr. Wishnia joined Highland in 1987 and is a graduate of Pace University.

--------------------------------------------------------------------------------
                         HOW TO INVEST IN THE PORTFOLIO
--------------------------------------------------------------------------------


WHAT CLASSES OF SHARES DOES THE BOND PORTFOLIO OFFER?

The Portfolio offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities; however, each class is subject to different expenses and likely will have different share prices. When you buy shares, be sure to tell us the class of shares in which you would like to invest.

CLASS I SHARES. Class I shares are offered to institutional investors exclusively. Class I shares are not subject to any sales loads and do not incur distribution or shareholder servicing fees.

CLASS II SHARES. Class II shares are offered to investors subject to an up-front sales load. Under certain circumstances described later in this prospectus, the sales load may be waived. The sales load is reflected in the offering price of Class II shares. Class II shares also incur shareholder servicing fees.

CLASS III SHARES. Class III shares are offered to investors without the imposition of any up-front sales load; however, you will pay a contingent deferred sales charge ("CDSC") of 1.00% if you redeem the shares within one year from the date of purchase. Class III shares also incur distribution and shareholder servicing fees.

CLASS I

WHO MAY INVEST?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other institutional investors serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio.

Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

Each Institutional Investor will transmit orders to Boston Financial Data Services (the "Transfer Agent"). If an order is received by the Transfer Agent prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day (as defined in the section "How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day following purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) next calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941 (option 2), prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of the Portfolio without notice to shareholders.

MINIMUM INVESTMENT AND ACCOUNT BALANCE.

The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before the account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another class. Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2), to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at P.O. Box 8050, Boston, MA, 02266.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange
(NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Highland's opinion, they are of a size that would disrupt management of the Portfolio.

In order to allow Highland to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III

WHO MAY INVEST?

Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense and sales load structures to choose between. See "Fees and Expenses of the Portfolio."

INVESTMENT REQUIREMENTS

The minimum initial investment in Class II and III shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus/First Horizon Card Program" (a consumer discount card program provided by First Horizon Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call them for instructions.

HOW DO I SET UP AN ACCOUNT?

You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.

If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent prior to the close of business (normally 4:00 p.m. Eastern Time) in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the business day following the day payment is received by the Transfer Agent.

HOW DO I INVEST DIRECTLY?

When opening a new account directly, you must complete and sign an account application and send it to

First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, MA 02266-8050. Telephone representatives are available at 1-800-442-1941 (option
2), between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

Investments may be made in several ways:

BY MAIL: Make your check payable to FIRST FUNDS BOND PORTFOLIO, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your completed application.

BY BANK TRANSFER (ACH): Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at 1-800-442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE: Call 1-800-442-1941 (option 2), to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         State Street Bank and Trust Company
         ABA #011000028
         First Funds
         Account #9905-440-5
         (Account Registration)
         (Account Number)
         (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call 1-800-442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the next calculated NAV after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day of prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below.

A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY PHONE: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at 1-800-442-1941 (option 2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Also, neither First Funds, First Tennessee, Highland, nor the Transfer Agent or any of their agents will be responsible for acting on telephone instructions they believe are genuine. For more information about telephone redemptions, please call 1-800-442-1941 (option 2).

BY BANK TRANSFER (ACH): When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

BY WIRE: You may make redemptions by wire provided you have established your account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

If you are investing through an investment adviser, broker dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

HOW DO I REDEEM THROUGH MY INVESTMENT PROFESSIONAL?

On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record.

SYSTEMATIC INVESTING PROGRAM

The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information.

SYSTEMATIC EXCHANGE PROGRAM

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at 1-800-442-1941 (option 2) for more details on establishing this program. See "How Are Exchanges Made?" for more information on exchanges.

ADDITIONAL INFORMATION

TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer or eliminate the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements." Plans include Traditional Individual Retirement Accounts (IRAs) Roth IRA's, Education IRAs, Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II

SALES LOADS

The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to a broker-dealer which has entered into an agreement with ALPS, the Portfolio's Distributor. You may calculate your sales load as follows:


                      TOTAL SALES LOAD FOR CLASS II SHARES

                              AS a % OF OFFERING                                      BROKER-DEALER
AMOUNT OF TRANSACTION           PRICE PER SHARE            AS a % OF NAV               REALLOWANCE
---------------------         ------------------           -------------              -------------
Less than $100,000                   3.75                      3.90                       3.25
$100,000 to $249,999                 3.00                      3.09                       2.65
$250,000 to $499,999                 2.25                      2.30                       2.00
$500,000 to $999,999                 1.50                      1.52                       1.25
$1,000,000 and over                  0.50                      0.50                       0.40


The broker-dealer reallowance may be changed from time to time.

You may purchase Class II shares without a sales load if the purchase will be:

         (A) through an IRA, 401(k) Plan, 403(b) Plan or other defined contribution plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates;

         (B) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates;

         (C) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority;

         (D) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

         (E) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged;

         (F) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or

         (G) through certain promotions where the load is waived for investors.

In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of Class II shares.

In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit toward the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your service organization or First Funds at 1-800-442-1941 (option 1).

RIGHT OF ACCUMULATION. The sales charge schedule under the heading "Sales Loads" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load.

If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases.

If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

         - purchases by your spouse for his, her or your joint account or for the account of any minor children, and

         - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

CLASS III

Class III shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

ALL CLASSES

HOW ARE PORTFOLIO SHARES VALUED?

The price at which you buy, sell or exchange Portfolio shares is the share price or net asset value (NAV). The share price for each Class of shares of the Portfolio is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolio is open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time). Share price is not calculated on the days that the NYSE is closed.

When the Portfolio calculates the share price for each share Class, it values the securities it holds at market value. Sometimes market quotes from some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees of First Funds.

WHAT ARE MY DISTRIBUTION OPTIONS?

The Portfolio earns interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. Income dividends for the Portfolio are declared daily and paid monthly. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at 1-800-442-1941. Except as noted below, the Portfolio's shares may be exchanged for the same Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day.

Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Also, Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1.

When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee and Highland discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Highland's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to First Funds at 370 17th Street, Suite 3100, Denver, Colorado 80202 to request additional copies.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31 of each year.

REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

"BUYING A DIVIDEND." If you purchase shares just prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying a dividend".

OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from state personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. Government or any of its agencies or instrumentalities.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
               DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act for Class III shares of the Portfolio (the "Distribution Plan"). The Distribution Plan permits the use of portfolio assets to compensate ALPS for its services and costs in distributing Class III shares and servicing shareholder accounts.

Under the Distribution Plan, ALPS receives an amount up to .75% of the average annual net assets of the Portfolio that are attributable to Class III shares. The Trustees have limited the amount that may be paid under the Distribution Plan to .50%. All or a portion of the fees paid to ALPS under the Distribution Plan will, in turn, be paid to certain broker-dealers, investment advisers, and other third parties (each an "Investment Professional" and collectively "Investment Professionals") as compensation for selling Class III shares and for providing ongoing sales support services.

The Trustees also have adopted Shareholder Servicing Plans on behalf of the Class II and Class III shares of the Portfolio. Under the Shareholder Servicing Plans, certain broker-dealers, banks, and other financial institutions (collectively "Service Organizations") are paid an amount equal to .25% of the average annual net assets of the Portfolio that are attributable to each Class of shares as compensation for shareholder services and account maintenance. These services include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting.

Because the fees paid under the Distribution and the Shareholder Servicing Plans are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights Table is presented to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request by calling First Funds at 1-800-442-1941 (option 1).


BOND PORTFOLIO

                                                                                       CLASS I
                                                         --------------------------------------------------------------------
                                                                                     For the Year
                                                                                    Ended June 30,
                                                         --------------------------------------------------------------------
                                                           2000           1999           1998           1997            1996
                                                         --------       --------       --------       --------       --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $   9.83       $  10.29       $   9.84       $   9.73       $   9.91
                                                         --------       --------       --------       --------       --------
Income from investment operations:
Net investment income                                        0.58           0.59           0.61           0.61           0.60
Net realized and unrealized gain (loss) on
   investments                                              (0.27)         (0.37)          0.45           0.11          (0.18)
                                                         --------       --------       --------       --------       --------
Total from investment operations                             0.31           0.22           1.06           0.72           0.42
                                                         --------       --------       --------       --------       --------
Distributions:
Net investment income                                       (0.58)         (0.59)         (0.61)         (0.61)         (0.60)
Net realized gain                                           (0.03)         (0.09)            --             --             --
                                                         --------       --------       --------       --------       --------
Total distributions                                         (0.61)         (0.68)         (0.61)         (0.61)         (0.60)
                                                         --------       --------       --------       --------       --------
  Net asset value, end of period                         $   9.53       $   9.83       $  10.29       $   9.84       $   9.73
                                                         ========       ========       ========       ========       ========

TOTAL RETURN+                                                3.35%          2.04%         11.02%          7.58%          4.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $222,222       $224,467       $219,088       $123,184       $107,832
Ratio of expenses to average daily net assets (1)            0.53%          0.48%          0.49%          0.49%          0.41%
Ratio of net investment income to average net assets         6.07%          5.73%          5.98%          6.20%          5.99%
Portfolio turnover rate                                        17%            22%            26%            56%            56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.86%          0.88%          0.89%          0.89%          0.91%

+ Total return would have been lower had various fees not been waived during the period.

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO (CONTINUED)

                                                                                      CLASS II
                                                       --------------------------------------------------------------------------
                                                                                    For the Year
                                                                                   Ended June 30,
                                                       --------------------------------------------------------------------------
                                                          2000            1999            1998            1997             1996**
                                                       ---------       ---------       ---------       ---------        ---------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $    9.81       $   10.26       $    9.81       $    9.71        $   10.18
                                                       ---------       ---------       ---------       ---------        ---------
Income from investment operations:
Net investment income                                       0.55            0.55            0.57            0.57             0.29
Net realized and unrealized gain (loss) on
   investments                                             (0.27)          (0.35)           0.46            0.10            (0.47)
                                                       ---------       ---------       ---------       ---------        ---------
Total from investment operations                            0.28            0.20            1.03            0.67            (0.18)
                                                       ---------       ---------       ---------       ---------        ---------
Distributions:
Net investment income                                      (0.55)          (0.56)          (0.58)          (0.57)           (0.29)
Net realized gain                                          (0.03)          (0.09)             --              --               --
                                                       ---------       ---------       ---------       ---------        ---------
Total distributions                                        (0.58)          (0.65)          (0.58)          (0.57)           (0.29)
                                                       ---------       ---------       ---------       ---------        ---------
Net asset value, end of period                         $    9.51       $    9.81       $   10.26       $    9.81        $    9.71
                                                       =========       =========       =========       =========        =========

TOTAL RETURN+***                                            3.04%           1.86%          10.72%           7.12%           (1.75)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $   6,107       $   5,172       $   1,801       $     841        $      67
Ratio of expenses to average daily net assets(1)            0.84%           0.81%           0.84%           0.90%            0.80%*
Ratio of net investment income to average net assets        5.76%           5.40%           5.63%           5.79%            5.61%*
Portfolio turnover rate                                       17%             22%             26%             56%              56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                1.17%           1.21%           1.24%           1.30%            1.30%*


                                                                                         CLASS III
                                                         -------------------------------------------------------------------------
                                                                                        For the Year
                                                                                       Ended June 30,
                                                         -------------------------------------------------------------------------
                                                            2000            1999            1998            1997            1996
                                                         ---------       ---------       ---------       ---------       ---------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $    9.81       $   10.27       $    9.82       $    9.71       $    9.89
                                                         ---------       ---------       ---------       ---------       ---------
Income from investment operations:
Net investment income                                         0.49            0.47            0.48            0.49            0.49
Net realized and unrealized gain (loss) on
   investments                                               (0.23)          (0.36)           0.46            0.11           (0.18)
                                                         ---------       ---------       ---------       ---------       ---------
Total from investment operations                              0.26            0.11            0.94            0.60            0.31
                                                         ---------       ---------       ---------       ---------       ---------
Distributions:
Net investment income                                        (0.49)          (0.48)          (0.49)          (0.49)          (0.49)
Net realized gain                                            (0.03)          (0.09)             --              --              --
                                                         ---------       ---------       ---------       ---------       ---------
Total distributions                                          (0.52)          (0.57)          (0.49)          (0.49)          (0.49)
                                                         ---------       ---------       ---------       ---------       ---------
Net asset value, end of period                           $    9.55       $    9.81       $   10.27       $    9.82       $    9.71
                                                         =========       =========       =========       =========       =========
TOTAL RETURN+                                                 2.82%           0.94%           9.72%           6.37%           3.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   1,781       $   2,656       $   2,113       $   2,553       $   3,445
Ratio of expenses to average daily net assets(1)              1.45%           1.55%           1.67%           1.63%           1.49%
Ratio of net investment income to average net assets          5.15%           4.66%           4.80%           5.07%           4.92%
Portfolio turnover rate                                         17%             22%             26%             56%             56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  2.03%           2.12%           2.07%           2.03%           1.99%

*   Annualized.
**  Class II commenced operations on December 20, 1995.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS

The following information provides a brief description of the securities in which the Portfolio may invest and the transactions it may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on an when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A stand-by commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, Highland determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. The Portfolio may invest up to 15% of its net assets in illiquid investments and private placement.

RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. Highland may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Highland will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

REFUNDING CONTRACTS. The Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

U.S. TREASURY OBLIGATIONS. U.S. treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice.

================================================================================

                            [FIRST FUNDS LETTERHEAD]


                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

If you would like more information about the Portfolio, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Portfolio. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Portfolio at the address or phone number listed below.

Information about the Portfolio (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Portfolio. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Portfolio's annual and semi-annual reports provide additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.





      TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE PORTFOLIO FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE
         PORTFOLIO AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO FIRST FUNDS AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR
                 CALL FIRST FUNDS AT 1-800-442-1941 (OPTION 1).

                                        Investment Company Act File No. 811-6589

                                             FIRST FUNDS

                                             o    Are NOT insured by the FDIC or
                                                  any other governmental agency.

                                             o    Are NOT bank deposits or other
                                                  obligations of or guaranteed
                                                  by First Tennessee Bank
                                                  National Association or any of
                                                  its affiliates.

                                             o    Involve investment risks,
                                                  including the possible loss of
                                                  the principal amount invested.

[FIRST TENNESSEE LOGO]

[ALPS MUTUAL FUNDS SERVICES LOGO]

================================================================================

[FIRST FUNDS LOGO]








                         CAPITAL APPRECIATION PORTFOLIO

                                   PROSPECTUS
                             Dated October 28, 2000

                                     CLASS I
                                    CLASS II
                                    CLASS III
                                    CLASS IV






     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                       [GRAPHIC]



===================================================================================================================================

===================================================================================================================================

                                                   TABLE OF CONTENTS
                                                                                                                            Page
                                                                                                                            ----
Investment Objective, Principal Strategies and Risks.........................................................................1

Performance..................................................................................................................2

Fees and Expenses of the Portfolio...........................................................................................3

Investment Details...........................................................................................................4

Who Manages the Portfolio?...................................................................................................6

Portfolio Managers...........................................................................................................7

How to Invest in the Portfolio...............................................................................................8

Distribution Plans and Shareholder Servicing Plans..........................................................................17

Financial Highlights........................................................................................................18

Appendix...................................................................................................................A-1

Additional Information about the Portfolio..........................................................................Back Cover
-----------------------------------------------------------------------------------------------------------------------------------

















Not all First Funds Portfolios and/or Classes may be available in your state.






No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

-------------------------------------------------------------------------------
              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Capital Appreciation Portfolio (the "Portfolio") is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium and smaller capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal market conditions, DMC currently intends to invest at least 80% of the Portfolio's total assets in equity securities of companies with market capitalizations generally between $200 million and $2 billion at the time of purchase, with an average market capitalization of the Portfolio not to exceed $1.5 billion. The Portfolio also may invest in preferred stock, bonds and debentures convertible into common stock of U.S. based companies of all sizes, industries, and geographical markets. The Portfolio may also invest in securities of foreign issuers.

PRIMARY RISKS -- You may be interested in the Portfolio if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the Adviser's strategy for managing the Portfolio may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and anticipated events. As a result, the price of the Portfolio's investments may go down and you could lose money on your investment.

The Portfolio's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Occasionally, small company securities may under perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

THE VALUE OF THE PORTFOLIO'S SHARES, LIKE STOCK PRICES, GENERALLY WILL FLUCTUATE WITHIN A WIDE RANGE. AN INVESTOR IN THE PORTFOLIO COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS OF TIME.
 .
PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE, AND AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OR ANY OTHER OBLIGATION OF A BANK, IS NOT INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY GOVERNMENT AGENCY, AND INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

SHOULD I INVEST IN THE CAPITAL APPRECIATION PORTFOLIO?

The Portfolio may be appropriate for you if:

o You can tolerate the price fluctuations and volatility that are inherent in investing in a stock mutual fund that invests in small and medium-capitalization companies.

o        You are seeking long-term capital appreciation in your investment.

o You wish to add an aggressive growth oriented stock fund to your existing investment portfolio.

o        You are not seeking current income or the preservation of capital.
         REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT PLAN.


                                   FUND FACTS
  GOAL:
  Long-term capital appreciation

  PRINCIPAL INVESTMENTS:
  o  Common Stocks
  o  Small Company Stocks

  CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:
  o  Class I
  o  Class II
  o  Class III
  o  Class IV

  CO-INVESTMENT ADVISERS:
  o  First Tennessee Bank National Association ("First Tennessee")
  o  Delaware Management Company ("DMC" or "Adviser")


  PORTFOLIO MANAGERS:
  o  Gerald S. Frey
  o  Marshall T. Bassett
  o  John A. Heffern
  o  Jeffrey W. Hynoski
  o  Stephan T. Lampe
  o  Lori P. Wachs
  o  Francis J. Houghton, Jr.
  o  Barry Gladstein

  DISTRIBUTOR:
  o  ALPS Mutual Funds Services, Inc. ("ALPS")

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. THE PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

WHAT IS THE RUSSELL 2000(TM) GROWTH INDEX?

The Russell 2000(TM) Growth Index measures the performance of those Russell 2000(TM) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(TM) Growth Index is not a mutual fund and you cannot invest in it directly. Also, the performance of the Russell 2000(TM) Growth Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.




                       YEAR-BY-YEAR TOTAL RETURN (CLASS I)
--------------------------------------------------------------------------------

                      12/31/98                  12/31/99
                      --------                  --------
                        1.59%                    27.83%

Best Quarter (quarter ended December 31, 1999) - 29.28%
Worst Quarter (quarter ended September 30, 1998) - (24.12)%
Year-to-date return (as of September 30, 2000) - 22.49%

--------------------------------------------------------------------------------

The following table lists the Portfolio's average year-by-year return by class over the past one year period and since the inception of each class of shares. The table compares the average annual total returns of each class of shares of the Portfolio for the periods shown to the performance of the Russell 2500(TM) Growth Index. The table also compares the average annual returns of each class of shares of the Portfolio for the periods shown to the performance of the Russell 2000(TM) Growth Index. The Portfolio has changed its benchmark index to the Russell 2000(TM) Growth Index primarily because the market capitalization characteristics of the Russell 2000(TM) Growth Index better reflect the investment strategy and market capitalization of the Portfolio.




                          AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)
--------------------------------------------------------------------------------

                           INCEPTION DATE       1 YEAR      SINCE INCEPTION
                           ---------------      ------      ---------------
  CLASS I                      9/2/97           27.83%           11.39%
  CLASS II                    10/2/97           20.06%            6.21%
  CLASS III                   10/2/97           25.29%            8.07%
  CLASS IV*                    8/3/99            N/A              N/A
  RUSSELL 2500(TM) GROWTH      9/2/97           55.50%           47.90%
  RUSSELL 2000(TM) GROWTH      9/2/97           43.10%           16.78%



* Information for Class IV shares is not included in the table because the Class has not been in existence for one full calendar year.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                CLASS I          CLASS II         CLASS III         CLASS IV
                                                         -----------       -----------     -------------    --------------
  Maximum sales charge (load) imposed on                    None             5.75%             None              None
  purchases as a percentage of offering price

  Maximum deferred sales charge (load)                      None              None            1.00%*             5.00%
  (as a percentage of original purchase price
  or redemption proceeds, as applicable)

  ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that are deducted from portfolio assets)

  Management Fees                                           .85%              .85%             .85%               .85%

  Distribution (12b-1) Fees                                 .00%              .00%             .75%              1.00%

  Other Expenses                                            .41%              .85%             .97%               .67%**

  Total Portfolio Operating Expenses                       1.26%             1.70%            2.57%              2.52%

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions from Class III after one year from date of purchase.
** Because Class IV Shares have not been in existence for a full year, this number is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                                                   ASSUMING REDEMPTION                                   ASSUMING NO
                                                    AT END OF PERIOD                                     REDEMPTION
                         ---------------------------------------------------------------        ---------------------------

                         CLASS I           CLASS II          CLASS III         CLASS IV*        CLASS III         CLASS IV*
                         -------           --------          ---------         ---------        ---------         ---------
After 1 year              $  128            $  738            $  360            $  755            $  260            $  255
After 3 years             $  400            $1,080            $  799            $1,084            $  799            $  784
After 5 years             $  691            $1,444            $1,365            $1,540            $1,365            $1,340
After 10 years            $1,521            $2,466            $2,901            $2,651            $2,901            $2,651

* The Class IV example reflects the conversion of Class IV shares to Class II shares after eight years from the date of purchase of Class IV shares.

--------------------------------------------------------------------------------
                               INVESTMENT DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium and smaller capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal market conditions, DMC currently intends to invest at least 80% of the Portfolio's total assets in equity securities of companies with market capitalizations generally between $200 million and $2 billion at the time of purchase, with an average market capitalization of the Portfolio not to exceed $1.5 billion. The Portfolio also may invest in preferred stock, bonds and debentures convertible into common stock of U.S. based companies of all sizes, industries, and geographical markets. The Portfolio may also invest in securities of foreign issuers.

In selecting investments for the Portfolio, DMC analyzes the fundamental values of individual companies as well as particular industries. In particular, a company is evaluated by visiting management and through assessing other levels of the company, its competitors, its customers, and its vendors. Fundamental analysis considers a company's essential soundness and future prospects, as well as overall industry outlook. The Portfolio also may invest in foreign securities that DMC believes possess unusual values.

PRINCIPAL RISKS -- The following table describes the securities in which the Portfolio typically invests and the principal risks associated with those securities.


           SECURITIES                              PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY

COMMON STOCKS: Securities that represent              MARKET RISK -- The risk that the market
shares of ownership in a corporation.                 value of a security may increase or
Stockholders participate in the                       decrease, sometimes rapidly and
corporation's profits and losses,                     unpredictably. This risk is common to
proportionate to the number of shares                 all stocks and bonds and the mutual
they own.                                             funds that invest in them.

                                                      VALUATION RISK -- The risk that the
                                                      Portfolio has valued certain securities
                                                      at a higher price than it can sell them.
                                                      This risk is common where the security
                                                      is from a relatively new issuer with
                                                      little or no previous market history and
                                                      a mutual fund's management is called
                                                      upon to assign a value to the security.

SMALL COMPANY STOCKS: Common stocks                   LIQUIDITY RISK -- The risk that certain
issued by companies with smaller market               securities or other investments may be
capitalizations.                                      difficult or impossible to sell at the
                                                      time the Portfolio would like to sell
                                                      them. It may be difficult for the
                                                      Portfolio to sell the investment for the
                                                      value the Portfolio has placed on it.


                                                      MARKET RISK

                                                      SMALL COMPANY STOCK RISK -- Small
                                                      capitalization stocks involve greater
                                                      risk than those associated with larger,
                                                      more established companies. Small
                                                      company stocks may be subject to abrupt
                                                      or erratic price movements.

                                                      VALUATION RISK

          SECURITIES                          PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY

MONEY MARKET FUNDS: Open-ended mutual            CREDIT RISK -- The risk that the issuer
funds that invest in commercial paper,           of a security, or a party to a contract,
banker's acceptances, repurchase                 will default or otherwise not honor a
agreements, government securities,               financial obligation.
certificates of deposit, and other
highly liquid and safe securities, and           INTEREST RATE RISK -- The risk of a
pay money market rates of interest.              decline in market value of an interest
                                                 bearing instrument due to changes in
                                                 interest rates. For example, a rise in
                                                 interest rates typically will cause the
                                                 value of a fixed rate security to fall.
                                                 On the other hand, a decrease in
                                                 interest rates will cause the value of a
                                                 fixed rate security to increase.

                                                 INFLATION RISK -- The risk that your
                                                 investment will not provide enough
                                                 income to keep pace with inflation.

SECURITIES OF FOREIGN ISSUERS:                   FOREIGN INVESTMENT RISK -- The risk that
Securities issued by: (1) companies              foreign securities may be adversely
organized outside the United States, (2)         affected by political instability of the
companies whose securities are                   issuer's country, changes in currency
principally traded outside of the United         exchange rates, foreign economic
States, and (3) foreign governments and          conditions, or regulatory and reporting
agencies or instrumentalities of foreign         standards that are less stringent than
governments. Securities of foreign               those of the United States. Foreign
issuers include American Depositary              investment risks will normally be
Receipts (ADRs), which are U.S.                  greatest when a Fund invests in issuers
dollar-denominated securities.                   located in emerging countries.

                                                 LIQUIDITY RISK

                                                 MARKET RISK

                                                 VALUATION RISK

REPURCHASE AGREEMENTS AND REVERSE                CREDIT RISK
REPURCHASE AGREEMENTS: Repurchase
agreements involve the purchase of a
security by a purchaser and a
simultaneous agreement by the seller
(generally a bank or dealer) to
repurchase the security from the
purchaser at a specified date or on
demand. This technique offers a method
of earning income on idle cash. Reverse
repurchase agreements involve the sale
of a security to another party
(generally a bank or dealer) in return
for cash and an agreement to buy the
security back at a specified price and
time.

In addition to the securities identified above, the Portfolio may, from time to time, engage in the following non-principal investment practices or techniques:

BORROWING FROM BANKS. The Portfolio may borrow money from banks (up to 33 1/3% of the Portfolio's total assets) for temporary or emergency purposes.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which are preferred stock or debt obligations that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DERIVATIVE INSTRUMENTS. The Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, and stripped fixed-income obligations.

WHAT IS A DERIVATIVE INSTRUMENT?

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been traded on regulated exchanges for more than two decades.

DMC may not buy any of these instruments or use any of these techniques unless they believe that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of a small amount of cash relative to the magnitude of the risk assumed. This is called leverage. They also may result in a loss of principal if DMC judges market conditions incorrectly or employs a strategy that does not correlate well with the investment strategy of the Portfolio. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

LENDING SECURITIES. The Portfolio may temporarily lend up to 33 1/3% of its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized.

TEMPORARY DEFENSIVE POSITION. In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. Government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

For more information about the securities in which the Portfolio invests and their associated risks, please refer to the Appendix to this prospectus and the SAI.

--------------------------------------------------------------------------------
                           WHO MANAGES THE PORTFOLIO?
--------------------------------------------------------------------------------

First Tennessee (530 Oak Court Drive, Memphis, Tennessee) and DMC (2005 Market Street, Philadelphia, Pennsylvania) serve as Co-Investment Advisers to the Portfolio. At a special meeting on May 17, 2000, shareholders of the Portfolio approved an Investment Advisory and Management Agreement between First Funds and DMC naming DMC as Co-Adviser to the Portfolio. Effective June 1, 2000, DMC replaced Investment Advisers, Inc. as Co-Adviser to the Portfolio. First Tennessee, among other things, provides investment management evaluations to the Board of Trustees of First Funds (the "Trustees"), monitors the activities of DMC, including DMC's Portfolio transactions, and coordinates DMC's activities with the Portfolio's custodian, transfer agent, administrator, and independent accountants. DMC is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning portfolio investments and conducting a continuous program of investment of portfolio assets in accordance with the investment policies and objective of the Portfolio.

The Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.15% of its average net assets for the investment advisory services First Tennessee provides. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $23.2 billion in assets under administration (including nondiscretionary accounts) and $9.8 billion in assets under management as of June 30, 2000, and has experience in supervising sub-advisers.

DMC is responsible for the day-to-day investment and reinvestment of the Portfolio's assets in accordance with its investment objective and policies. DMC is obligated to provide a continual program of investment of portfolio assets, to conduct investment research and credit analysis concerning portfolio investments, and to place orders for all purchases and sales of investments on behalf of the Portfolio.

As compensation for the services it provides, DMC is entitled to receive from the Portfolio a monthly management fee at the annual rate of 0.70% on the first $50 million of the Portfolio's average net assets and .65% on average daily net assets of the Portfolio in excess of $50 million.

As of June 30, 2000, DMC had approximately $45.0 billion under management in a wide range of asset classes for institutional investors, large private trusts and mutual fund shareholders. DMC is organized as a series of Delaware Management Business Trust ("DMBT"), a business trust organized under the laws of the State of Delaware. DMC and DMBT are part of the Delaware Investments family of companies, which are located at 2005 Market Street, Philadelphia, PA 19103. They are indirect, wholly-owned subsidiaries of Lincoln National Corporation, Centre Square, West Tower, 1500 Market St., Suite 3900, Philadelphia, PA 19102-2112 ("LNC"). LNC is a publicly-owned company whose shares are traded on the New York Stock Exchange.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                                    [PHOTO]

GERALD S. FREY is Vice President/Senior Portfolio Manager of DMC and joined the company in 1996. Prior to joining DMC, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has 22 years' experience in the money management business and holds a bachelor's degree in Economics from Bloomsburg University and attended Wilkes College and New York University.

MARSHALL T. BASSETT is Vice President of DMC and joined the company in 1997. Prior to joining DMC, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. Mr. Bassett received his bachelor's degree and MBA from Duke University.

JOHN A. HEFFERN is Vice President of DMC and joined the company in 1997. Prior to joining DMC, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit and a Principal and Senior Regional Bank Analyst at Alex, Brown & Sons. Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill.

JEFFREY W. HYNOSKI is Vice President of DMC and joined the company in 1998. Prior to joining DMC, he served as a Vice President for Bessemer Trust Company in the mid and large capitalization growth group. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a bachelor's degree in Finance from the University of Delaware and an MBA from Pace University.

STEPHAN T. LAMPE is Vice President of DMC and joined the company in 1995. Prior to joining DMC, he served as a manager at Price Waterhouse. Mr. Lampe is a Certified Public Accountant. Mr. Lampe earned a bachelor's degree and an MBA from the University of Pennsylvania's Wharton School.

LORI P. WACHS is Vice President of DMC and joined the company in 1992. Prior to joining DMC, she was with Goldman Sachs, where she was an equity analyst for two years. Ms. Wachs earned a bachelor's degree in Finance and Oriental Studies from the University of Pennsylvania's Wharton School.

FRANCIS J. HOUGHTON, JR. is Vice President of DMC and joined the company in 1990. Prior to joining DMC, he served as Chairman of BMI Capital Corporation; Portfolio Manager for Neuberger & Berman; Partner, Member of the Executive Committee and Director of Research for Oppenheimer & Company, Inc.; and Vice President and Portfolio

Manager of J.M. Hartwell & Company. Mr. Houghton earned a BBA from Manhattan College and attended NYU Graduate School of Business Administration.

BARRY S. GLADSTEIN is Vice President/Portfolio Analyst of DMC and joined the company in 1995. Prior to joining DMC, he held positions with Cigna Corporation and Arthur Young and Company. Mr. Gladstein earned a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. He is a Certified Public Accountant.

--------------------------------------------------------------------------------
                         HOW TO INVEST IN THE PORTFOLIO
--------------------------------------------------------------------------------


CLASS I

WHO MAY INVEST?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other entities serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio.

Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

Each Institutional Investor will transmit orders to Boston Financial Data Services (the "Transfer Agent"). Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share ("NAV") next calculated after an order is received by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option
2) prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

WHAT CLASSES OF SHARES DOES THE CAPITAL APPRECIATION PORTFOLIO OFFER?

The Portfolio offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities; however, each class is subject to different expenses and likely will have different share prices. When you buy shares, be sure to tell us the class of shares in which you would like to invest.

CLASS I SHARES. Class I shares are offered to institutional investors exclusively. Class I shares are not subject to any sales loads and do not incur distribution or shareholder servicing fees.

CLASS II SHARES. Class II shares are offered to investors subject to an up-front sales load. Under certain circumstances described later in this prospectus, the sales load may be waived. The sales load is reflected in the offering price of Class II shares. Class II shares also incur shareholder servicing fees.

CLASS III SHARES. Class III shares are offered to investors without the imposition of any up-front sales load; however, you will pay a contingent deferred sales charge ("CDSC") of 1.00% if you redeem the shares within one year from the date of purchase. Class III shares also incur distribution and shareholder servicing fees.

CLASS IV SHARES. Class IV shares are offered to investors without the imposition of any up-front sales load; however, Class IV shares are subject to a CDSC of up to 5.00%. The CDSC is phased out over a period of six years. After eight years from the date of purchase, Class IV shares automatically convert to Class II shares. Class IV shares also incur distribution fees.

MINIMUM INVESTMENT AND ACCOUNT BALANCE.

The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.

Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at P.O. Box 8050, Boston, MA 02266.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange
(NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in DMC's opinion, they are of a size that would disrupt management of the Portfolio.

In order to allow DMC to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II, III, AND IV

WHO MAY INVEST?

Class II, III and IV shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense and sales load structures to choose between. See "Fees and Expenses of the Portfolio".

INVESTMENT REQUIREMENTS

The minimum initial investment in Class II, III, and IV shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus/First Horizon Card Program" (a consumer discount card program provided by First Horizon Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions, if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call them for instructions.

HOW DO I SET UP AN ACCOUNT?

You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.

If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent prior to the close of business (normally 4:00 p.m. Eastern Time) in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses.

HOW DO I INVEST DIRECTLY?

When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, MA 02266-8050. Telephone representatives are available at 1-800-442-1991, (option 2) between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

Investments may be made in several ways:

BY MAIL: Make your check payable to FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your completed application.

BY BANK TRANSFER (ACH): Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your

First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at 1-800-442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE: Call 1-800-442-1941, (option 2) to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         State Street Bank and Trust Company
         ABA #011000028
         First Funds
         Account #9905-440-5
         (Account Registration)
         (Account Number)
         (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call 1-800-442-1941, (option 2) to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.

You may redeem shares in several ways:

BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below.

A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY PHONE: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at 1-800-442-1941 (option 2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Also, neither First Funds, First Tennessee, DMC, nor the Transfer Agent or any of their agents will be responsible for acting on telephone instructions they believe are genuine. For more information about telephone redemptions, please call 1-800-442-1941 (option 2).

BY BANK TRANSFER (ACH): When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

If you are investing through an investment adviser, broker dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

HOW DO I REDEEM THROUGH MY INVESTMENT PROFESSIONAL?

On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record.

SYSTEMATIC INVESTING PROGRAM

The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information.

SYSTEMATIC EXCHANGE PROGRAM

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at 1-800-442-1941 (option 2) for more details on establishing this program. See "How Are Exchanges Made?" for more information on exchanges.

ADDITIONAL INFORMATION

TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer or eliminate the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements." Plans include traditional Individual Retirement Accounts (IRAs), Roth IRAs, Education IRAs, Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II

SALES LOADS

The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to a broker-dealer which has entered into an agreement with ALPS, the Portfolio's Distributor. You may calculate your sales load as follows:



                      TOTAL SALES LOAD FOR CLASS II SHARES

                                                     AS A % OF OFFERING                                      BROKER-DEALER
         AMOUNT OF TRANSACTION                         PRICE PER SHARE            AS A % OF NAV               REALLOWANCE
          --------------------                       ------------------           -------------              -------------
         Less than $50,000                                  5.75                      6.10                       5.00

         $50,000 to $99,999                                 4.50                      4.71                       4.00

         $100,000 to $249,999                               3.50                      3.63                       3.00

         $250,000 to $499,999                               2.50                      2.56                       2.25

         $500,000 to $999,999                               1.50                      1.52                       1.25

         $1,000,000 and over                                0.50                      0.50                       0.40


The broker-dealer reallowance may be changed from time to time.

You may purchase Class II shares without a sales load if the purchase will be:

         (A) through an IRA, 401(k) Plan, 403(b) Plan or other defined contribution plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates;

         (B) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates;

         (C) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority;

         (D) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

         (E) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged;

         (F) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or

         (G) through certain promotions where the load is waived for investors.

In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of Class II shares.

In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your service organization or First Funds at 1-800-442-1941 (option 1).

RIGHT OF ACCUMULATION. The sales charge schedule under the heading "Sales Loads" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load.

If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases.

If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your Purchase with:

         - purchases by your spouse for his, her or your joint account or for the account of any minor children, and

         - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "Distribution Plan and Shareholder Servicing Plans."

CLASS III

Class III shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under

"Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

CLASS IV

Class IV shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class IV shares incur Distribution Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES. A CDSC of up to 5.00% is imposed on redemptions of Class IV shares based on the lower of the shares' cost and the current net asset value. The CDSC associated with the Class IV shares is phased out over a period of six years. Any shares acquired by reinvestment of dividends will be redeemed without the imposition of any CDSC. In addition, the CDSC imposed on redemptions of Class IV shares may be waived for Systematic Withdrawal Plans with respect to up to 10% per year of the account value at the time of establishment.


       YEAR     YEAR     YEAR     YEAR    YEAR     YEAR
         1        2        3        4       5        6
       ----     ----     ----     -----   ----     ----
        5%       4%       3%       3%      2%       1%

AUTOMATIC CONVERSION. After eight years from the date of purchase, Class IV shares will automatically convert to Class II shares.

ALL CLASSES

HOW ARE PORTFOLIO SHARES VALUED?

The price at which you buy, sell or exchange Portfolio shares is the share price or net asset value (NAV). The share price for each Class of shares of the Portfolio is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolio is open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time). Share price is not calculated on the days that the NYSE is closed.

When the Portfolio calculates the share price for each share Class, it values the securities it holds at market value. Sometimes market quotes from some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees of First Funds.

WHAT ARE MY DISTRIBUTION OPTIONS?

The Portfolio may earn dividends from its stocks and interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. Income dividends for the Portfolio, if any, are declared and paid annually. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at 1-800-442-1941. Except as noted below, the Portfolio's shares may be exchanged for the same Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day.

Investors in Class II or Class IV shares wishing to exchange into one of the Money Market Portfolios that do not offer these classes will receive Class III shares.

If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Also, Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1.

When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee and DMC discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in DMC's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting a significant portion of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to First Funds at 370 17th Street, Suite 3100, Denver, CO 80202, to request additional copies.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio, if any, are declared and paid annually.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Portfolio's dividends may qualify for the dividends-received deduction for corporations.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31 of each year.

REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

"BUYING A DIVIDEND." If you purchase shares just prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying a dividend".

OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisor for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from state personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. Government or any of its agencies or instrumentalities.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

-------------------------------------------------------------------------------
               DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS
-------------------------------------------------------------------------------

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act for both the Class III and Class IV shares of the Portfolio (each a "Distribution Plan" and together the "Distribution Plans"). Both Distribution Plans permit the use of portfolio assets to compensate ALPS for its services and costs in distributing Class III and Class IV shares and servicing shareholder accounts.

Under the Distribution Plans, ALPS receives an amount equal to .75% of the average annual net assets of the Portfolio that are attributable to Class III shares and an amount equal to 1.00% of the average annual net assets of the Portfolio that are attributable to Class IV shares. All or a portion of the fees paid to ALPS under the Distribution Plans will, in turn, be paid to certain broker-dealers, investment advisers, and other third parties (each an "Investment Professional" and collectively "Investment Professionals") as compensation for selling Class III and IV shares and for providing ongoing sales support services.

The Trustees also have adopted Shareholder Servicing Plans on behalf of the Class II and III shares of the Portfolio. Under the Shareholder Servicing Plans, certain broker-dealers, banks, and other financial institutions (collectively "Service Organizations") are paid an amount equal to .25% of the average annual net assets of the Portfolio that are attributable to each Class of shares as compensation for shareholder services and account maintenance. These services include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting.

Because the fees paid under the Distribution and the Shareholder Servicing Plans are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The Financial Highlights Table is presented to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request by calling First Funds at 1-800-442-1941 (option 1).

CAPITAL APPRECIATION PORTFOLIO


                                                                                        CLASS I
                                                                ----------------------------------------------------------
                                                                                       For the Year
                                                                                      Ended June 30,
                                                                ----------------------------------------------------------
                                                                  2000(o)                  1999(o)                1998**
                                                                ----------              ----------              ----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                            $    10.25              $    10.74              $    10.00
                                                                ----------              ----------              ----------

Income from investment operations:
Net investment loss                                                  (0.09)                  (0.09)                  (0.03)
Net realized and unrealized gain (loss) on
   investments                                                        4.31                   (0.16)                   0.77
                                                                ----------              ----------              ----------
Total from investment operations                                      4.22                   (0.25)                   0.74
                                                                ----------              ----------              ----------
Distributions:
Net realized gain                                                       --                   (0.24)                     --
                                                                ----------              ----------              ----------
Net asset value, end of period                                  $    14.47              $    10.25              $    10.74
                                                                ==========              ==========              ==========
TOTAL RETURN+                                                        41.17%                  (2.16)%                 7.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                           $   46,042              $   33,803              $   37,014
Ratio of expenses to average daily net assets(1)                      1.19%                   1.29%                   1.16%*
Ratio of net investment loss to average net assets                   (0.77)%                 (1.00)%                 (0.54)%*
Portfolio turnover rate                                                286%                     47%                     44%*

(1)  During the period, various fees were waived
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows                          1.26%                   1.44%                   1.36%*


                                                                                    CLASS II
                                                                -------------------------------------------------------
                                                                                   For the Year
                                                                                  Ended June 30,
                                                                -------------------------------------------------------
                                                                  2000(o)                1999(o)               1998**
                                                                ---------              ---------              ---------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                            $   10.20              $   10.71              $   10.51
                                                                ---------              ---------              ---------
Income from investment operations:
Net investment loss                                                 (0.15)                 (0.13)                 (0.05)
Net realized and unrealized gain (loss) on
   investments                                                       4.26                  (0.14)                  0.25
                                                                ---------              ---------              ---------
Total from investment operations                                     4.11                  (0.27)                  0.20
                                                                ---------              ---------              ---------
Distributions:
Net realized gain                                                      --                  (0.24)                    --
                                                                ---------              ---------              ---------
Net asset value, end of period                                  $   14.31              $   10.20              $   10.71
                                                                =========              =========              =========
TOTAL RETURN+***                                                    40.29%                 (2.35)%                1.90%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                           $   3,883              $   2,051              $   1,400
Ratio of expenses to average daily net assets(1)                     1.63%                  1.66%                  1.52%*
Ratio of net investment loss to average net assets                  (1.21)%                (1.37)%                (0.90)%*
Portfolio turnover rate                                               286%                    47%                    44%*

(1) During the period, various fees were waived
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows                         1.70%                  1.81%                  1.72%*

*   Annualized.

** Classes I and II commenced operations on September 2, 1997 and October 2, 1997, respectively.

*** Class II total return does not include the one time sales charge.

+ Total return would have been lower had various fees not been waived during the period.

#   Total returns for periods of less than one year are not annualized.

(o) Per share amounts calculated based on the average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS
                   CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

                                                                                    CLASS III
                                                            ----------------------------------------------------------
                                                                                   For the Year
                                                            ----------------------------------------------------------
                                                            2000(o)                   1999(o)                   1998**
                                                            -------                   -------                   ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $10.04                   $10.64                     $10.51
                                                            ------                   ------                     ------
Income from investment operations:
Net investment loss                                          (0.25)                   (0.19)                     (0.10)
Net realized and unrealized gain (loss) on
 investments                                                  4.23                    (0.17)                      0.23
                                                            ------                   ------                     ------
Total from investment operations                              3.98                    (0.36)                      0.13
                                                            ------                   ------                     ------
Distributions:
Net realized gain                                                -                    (0.24)                         -
                                                            ------                   ------                     ------
Net asset value, end of period                              $14.02                   $10.04                     $10.64
                                                            ======                   ======                     ======


TOTAL RETURN+                                                39.64%                   (3.22)%                     1.24%#

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands)                         $634                     $392                       $590
Ratio of expenses to average daily net assets(1)              2.50%                    2.44%                      2.28%*
Ratio of net investment loss to average net assets           (2.09)%                  (2.15)%                    (1.65)%*
Portfolio turnover rate

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  2.57%                    2.59%                      2.47%*



                                                                                    CLASS IV
                                                                                  --------------
                                                                                  For the Period
                                                                                  Ended June 30
                                                                                  --------------
                                                                                    2000(o)
                                                                                    -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                                 $10.06
                                                                                     ------
Income from investment operations:

Net investment loss                                                                   (0.19)
Net realized and unrealized gain on investments                                        4.62
                                                                                     ------
Total from investment operations                                                       4.43
                                                                                     ------
Distributions:
Net asset value, end of period                                                       $14.49
                                                                                     ======
TOTAL RETURN+                                                                          4.04%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                                $  175
Ratio of expenses to average daily net assets(1)                                       2.46%*
Ratio of net investment loss to average net assets                                    (2.04)%*
Portfolio turnover rate                                                                 286%

(1) During the period, various fees were waived. The
    ratio of expenses to average net assets had
    such waivers not occurred is as follows.                                           2.52%*

*   Annualized.

** Class III and IV commenced operations on October 2, 1997 and August 3, 1999, respectively.

+ Total return would have been lower had various fees not been waived during the period.

#   Total returns for periods of less than one year are not annualized.

(o) Per share amounts calculated based on the average shares outstanding during the period.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS

The following information provides a brief description of the securities in which the Portfolio may invest and the transactions it may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except for the fact that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 ("Restricted Securities"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these Restricted Securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in Restricted Securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

ILLIQUID SECURITIES. Under guidelines established by the Board of Trustees, DMC determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or Restricted Securities promptly at an acceptable price. The Portfolio may invest up to 15% of its net assets in illiquid investments.

MONEY MARKET INSTRUMENTS. Money market instruments are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell (write) put and call options contracts to manage its exposure to changing interest rates and security prices.

To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

Options can be volatile investments and involve certain risks. If DMC applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

ZERO COUPON BONDS. Zero Coupons purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

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
================================================================================

                            [FIRST FUNDS LETTERHEAD]


                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

If you would like more information about the Portfolio, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Portfolio. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Portfolio at the address or phone number listed below.

Information about the Portfolio (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Portfolio. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Portfolio's annual and semi-annual reports provide additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.





      TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE PORTFOLIO FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE
         PORTFOLIO AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO FIRST FUNDS AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR
                 CALL FIRST FUNDS AT 1-800-442-1941 (OPTION 1).

                                        Investment Company Act File No. 811-6589

                                             FIRST FUNDS

                                             o    Are NOT insured by the FDIC or
                                                  any other governmental agency.

                                             o    Are NOT bank deposits or other
                                                  obligations of or guaranteed
                                                  by First Tennessee Bank
                                                  National Association or any of
                                                  its affiliates.

                                             o    Involve investment risks,
                                                  including the possible loss of
                                                  the principal amount invested.

[FIRST TENNESSEE LOGO]

[ALPS MUTUAL FUNDS SERVICES LOGO]

================================================================================

[FIRST FUNDS LOGO]

                            GROWTH & INCOME PORTFOLIO

                                   PROSPECTUS
                             DATED OCTOBER 28, 2000

                                     CLASS I
                                    CLASS II
                                    CLASS III
                                    CLASS IV

                                     [PHOTO]

                                     [PHOTO]

                                     [PHOTO]




     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                       [GRAPHIC]

------------------------------------------------------------------------------------------------------------------------------
                                                       TABLE OF CONTENTS
                                                                                                                          Page
                                                                                                                          ----
Investment Objective, Principal Strategies and Risks........................................................................1

Performance.................................................................................................................2

Fees and Expenses of the Portfolio..........................................................................................3

Investment Details..........................................................................................................4

Who Manages the Portfolio?..................................................................................................6

Portfolio Managers..........................................................................................................6

How to Invest in the Portfolio..............................................................................................7

Distribution Plans and Shareholder Servicing Plans.........................................................................16

Financial Highlights.......................................................................................................17

Appendix..................................................................................................................A-1

Additional Information about the Portfolio.........................................................................Back Cover
------------------------------------------------------------------------------------------------------------------------------






Not all First Funds Portfolios and/or Classes may be available in your state.






No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

--------------------------------------------------------------------------------
              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Growth & Income Portfolio (the "Portfolio") is to achieve maximum total return through a combination of capital appreciation and dividend income by investing at least 65% of its total assets in equity securities.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Adviser and Sub-Adviser currently intend to invest at least 80% of the Portfolio's assets in common stock and American Depositary Receipts (ADRs) of U.S. and international companies that are traded on major domestic securities exchanges (NYSE, ASE, NASDAQ). The Portfolio may also invest in convertible preferred stock, bonds, and debentures that are convertible into common stock.

PRIMARY RISKS -- You may be interested in the Portfolio if you are comfortable with the risks of equity and fixed-income investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the Adviser's strategy for managing the Portfolio may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and anticipated events. As a result, the price of the Portfolio's investments may go down and you could lose money on your investment.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

THE VALUE OF THE PORTFOLIO'S SHARES, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE. AN INVESTOR IN THE PORTFOLIO COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS OF TIME.


PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE, AND AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OR ANY OTHER OBLIGATION OF A BANK, IS NOT INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY GOVERNMENT AGENCY, AND INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

SHOULD I INVEST IN THE GROWTH & INCOME PORTFOLIO?

The Portfolio may be appropriate for you if:

o You can tolerate the price fluctuations and volatility that are inherent in investing in a broad-based stock mutual fund.

o You are looking for an investment that seeks to provide long-term growth as well as some dividend income.

o You wish to add a growth and income stock fund to your existing investment portfolio.

o You are seeking growth of capital and income over a long-term investment time horizon--at least five years.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

                                   FUND FACTS

GOAL:

Maximum current total return through -

o  Capital Appreciation

o  Dividend Income

PRINCIPAL INVESTMENTS:

o  Common Stocks

o  ADRs

o  Convertible Securities

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:

o  Class I

o  Class II

o  Class III

o  Class IV

INVESTMENT ADVISER:

o  First Tennessee Bank National Association
   ("First Tennessee" or "Adviser")

INVESTMENT SUB-ADVISER:

o  Highland Capital Management Corp.
   ("Highland" or "Sub-Adviser")

PORTFOLIO MANAGERS:

o  Edward J. Goldstein

o  David L. Thompson

DISTRIBUTOR:

o  ALPS Mutual Funds Services, Inc. ("ALPS")

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. THE PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

WHAT IS THE S&P 500 INDEX?

The S&P 500 Index is an unmanaged index tracking the performance of 500 publicly traded U.S. stocks and is often used to indicate the performance of the overall domestic stock market. The S&P 500 is not a mutual fund, and you cannot invest in it directly. Also, the performance of the S&P 500 does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

                       YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/94       12/31/95       12/31/96       12/31/97       12/31/98       12/31/99
--------       --------       --------       --------       --------       --------
  5.27%         29.52%         25.92%         36.16%         22.76%         22.35%

Best Quarter (quarter ended December 31, 1998) -- 20.60%
Worst Quarter (quarter ended September 30, 1998) -- (9.33)%
Year-to-date return (as of September 30, 2000) -- 6.70%

The following table lists the Portfolio's average year-by-year return by class over the past one and five year periods and since the inception of each class of shares. The table also compares the average annual total returns of each class of shares of the Portfolio for the periods shown to the performance of the S&P 500 Index.

                           AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)

                             INCEPTION DATE                1 YEAR                    5 YEARS                SINCE INCEPTION
                             --------------                ------                    -------                ---------------
  CLASS I                        8/2/93                    22.35%                    27.22%                     22.95%
  CLASS II                      12/20/95                   15.01%                      N/A                      24.82%
  CLASS III                      12/9/93                   20.08%                    25.86%                     21.76%
  CLASS IV*                      8/3/99                      N/A                       N/A                        N/A
  S&P 500                        8/2/93                    21.05%                    23.56%                     22.87%

* Information for Class IV shares is not included in the table because the Class has not been in existence for one full calendar year.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                CLASS I          CLASS II         CLASS III         CLASS IV
                                                           -------          --------         ---------         --------
  Maximum sales charge (load) imposed on                    None              5.75%           None               None
  purchases as a percentage of offering price

  Maximum deferred sales charge (load)                      None              None            1.00%*             5.00%
  (as a percentage of original purchase price
  or redemption proceeds, as applicable)

  ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that are deducted from portfolio assets)

  Management Fees                                           .65%              .65%             .65%               .65%

  Distribution (12b-1) Fees                                 .00%              .00%             .75%              1.00%

  Other Expenses                                            .30%              .60%             .60%               .33%**

  Total Portfolio Operating Expenses                        .95%             1.25%            2.00%              1.98%

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions from Class III after one year from date of purchase.

** Because Class IV shares have not been in existence for a full year, this amount is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                                 ASSUMING REDEMPTION                    ASSUMING NO
                                  AT END OF PERIOD                      REDEMPTION
                   ---------------------------------------------   ---------------------
                    CLASS I     CLASS II   CLASS III   CLASS IV*   CLASS III   CLASS IV*
                   ---------   ---------   ---------   ---------   ---------   ---------
  After 1 year     $      97   $     695   $     303   $     701   $     203   $     201
  After 3 years    $     303   $     949   $     627   $     921   $     627   $     621
  After 5 years    $     525   $   1,222   $   1,077   $   1,267   $   1,077   $   1,067
  After 10 years   $   1,165   $   1,998   $   2,324   $   2,115   $   2,324   $   2,115

* The Class IV example reflects the conversion of Class IV shares to Class II shares after eight years from the date of purchase of Class IV shares.

--------------------------------------------------------------------------------
                               INVESTMENT DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to achieve maximum total return through a combination of capital appreciation and dividend income by investing at least 65% of its total assets in equity securities.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Adviser and Sub-Adviser currently intend to invest at least 80% of the Portfolio's assets in common stock and American Depositary Receipts (ADRs) of U.S. and international companies that are traded on major domestic securities exchanges (NYSE, ASE, NASDAQ). The Portfolio may also invest in convertible preferred stock, bonds, and debentures that are convertible into common stock.

In selecting investments for the Portfolio, Highland analyzes the fundamentals of individual companies. Fundamental analysis considers a company's essential soundness and future prospects, as well as overall industry outlook. Highland believes that companies with superior financial characteristics bought at attractive valuation levels have produced superior results over time. To find such characteristics, Highland's analysts search for companies producing consistent earnings and growth over a full market cycle. The portfolio managers, in turn, use this research to select stocks for purchase or sale by the Portfolio.

PRINCIPAL RISKS -- The following table describes the securities in which the Portfolio typically invests and the principal risks associated with those securities.

                       SECURITIES                                      PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                       ----------                                      --------------------------------------------
COMMON STOCKS: Securities that represent shares of               MARKET RISK -- The risk that the market value of a
ownership in a corporation. Stockholders participate in          security may increase or decrease, sometimes rapidly
the corporation's profits and losses, proportionate to           and unpredictably. This risk is common to all stocks
the number of shares they own.                                   and bonds and the mutual funds that invest in them.

                                                                 VALUATION RISK -- The risk that the Portfolio has
                                                                 valued certain securities at a higher price than it can
                                                                 sell them. This risk is common where the security is
                                                                 from a relatively new issuer with little or no previous
                                                                 market history and a mutual fund's management is called
                                                                 upon to assign a value to the security.

AMERICAN DEPOSITARY RECEIPTS: Certificates issued by a           FOREIGN RISK -- The risk that foreign securities may be
U.S. bank which represent a stated number of shares of           adversely affected by political instability of the
a foreign corporation that the bank holds in its vault.          issuer's country, changes in currency exchange rates,
An ADR entitles the holder to all dividends and capital          foreign economic conditions, or regulatory and
gains earned by the underlying foreign shares. While             reporting standards that are less stringent than those
ADRs represent a stated number of shares of a foreign            of the United States.
corporation, ADRs are traded on domestic securities
exchanges.                                                       MARKET RISK

                                                                 VALUATION RISK

                       SECURITIES                                      PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                       ----------                                      --------------------------------------------
MONEY MARKET FUNDS: Open-ended mutual funds that invest          CREDIT RISK -- The risk that the issuer of a security,
in commercial paper, banker's acceptances, repurchase            or a party to a contract, will default or otherwise not
agreements, government securities, certificates of               honor a financial obligation.
deposit, and other highly liquid and safe securities,
and pay money market rates of interest.                          INTEREST RATE RISK -- The risk of a decline in market
                                                                 value of an interest bearing instrument due to changes
                                                                 in interest rates. For example, a rise in interest
                                                                 rates typically will cause the value of a fixed rate
                                                                 security to fall. On the other hand, a decrease in
                                                                 interest rates will cause the value of a fixed rate
                                                                 security to increase.

                                                                 INFLATION RISK -- The risk that your investment will
                                                                 not provide enough income to keep pace with inflation.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE                     CREDIT RISK
AGREEMENTS: Repurchase agreements involve the purchase
of a security by a purchaser and a simultaneous
agreement by the seller (generally a bank or dealer) to
repurchase the security from the purchaser at a
specified date or on demand. This technique offers a
method of earning income on idle cash. Reverse
repurchase agreements involve the sale of a security to
another party (generally a bank or dealer) in return
for cash and an agreement to buy the security back at a
specified price and time.

In addition to the securities identified above, the Portfolio may, from time to time, engage in the following non-principal investment practices or techniques:

BORROWING FROM BANKS. The Portfolio may borrow money from banks (up to 33 1/3% of the Portfolio's total assets) for temporary or emergency purposes.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which are preferred stock or debt obligations that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DERIVATIVE INSTRUMENTS. The Portfolio may invest in instruments and securities generally known as derivative investments for hedging purposes only. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, and stripped fixed-income obligations.

WHAT IS A DERIVATIVE INSTRUMENT?

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been traded on regulated exchanges for more than two decades.

Highland may not buy any of these instruments or use any of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of a small amount of cash relative to the magnitude of the risk assumed. They also may result in a loss of principal if Highland judges market conditions incorrectly or employs a strategy that does not correlate well with the investment strategy of the Portfolio. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

LENDING SECURITIES. The Portfolio may temporarily lend up to 33 1/3% of its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized.

TEMPORARY DEFENSIVE POSITION. In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. Government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

For more information about the securities in which the Portfolio invests and their associated risks, please refer to the Appendix to this Prospectus and the SAI.

--------------------------------------------------------------------------------
                           WHO MANAGES THE PORTFOLIO?
--------------------------------------------------------------------------------

First Tennessee, 530 Oak Court Dr., Memphis, Tennessee, serves as Investment Adviser to the Portfolio and, with the prior approval of the Board of Trustees of First Funds (the "Trustees"), has engaged Highland to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning portfolio investments and conducting a continuous program of investment of portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of .65% of its average net assets. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $23.2 billion in assets under administration (including nondiscretionary accounts) and $9.8 billion in assets under management as of June 30, 2000, and has experience in supervising sub-advisers.

Highland, 6077 Primacy Parkway, Memphis, TN, serves as the Sub-Adviser for the Portfolio subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. On March 1, 1994, Highland merged with and into First Tennessee Investment Management, Inc. ("FTIM"), an affiliate of First Tennessee, and changed its name to Highland Capital Management Corp.

FTIM (now Highland), has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management that dates back to 1929. Highland has a total of $5.2 billion in assets under management as of June 30, 2000. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .38% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Highland's sub-advisory fee.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

Edward J. Goldstein, one of the Portfolio Managers for the Portfolio, is a Director and Executive Vice President of Highland. He joined Highland in September, 1989. Mr. Goldstein is a graduate of Boston University and received a Masters degree in Business Administration from Columbia University.

David L. Thompson, one of the Portfolio Managers for the Portfolio, is a Director and Senior Vice President of Highland. He joined Highland in May 1995 and is a Chartered Financial Analyst. Mr. Thompson is a graduate of the University of Mississippi and received a Masters degree in Business Administration from the University of North Carolina.

--------------------------------------------------------------------------------
                         HOW TO INVEST IN THE PORTFOLIO
--------------------------------------------------------------------------------

CLASS I

WHO MAY INVEST?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other institutional investors serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio.

Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

Each Institutional Investor will transmit orders to Boston Financial Data Services (the "Transfer Agent"). Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) next calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941 (option 2), prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of the Portfolio without notice to shareholders.

WHAT CLASSES OF SHARES DOES THE GROWTH & INCOME PORTFOLIO OFFER?

The Portfolio offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities; however, each class is subject to different expenses and likely will have different share prices. When you buy shares, be sure to tell us the class of shares in which you would like to invest.

CLASS I SHARES. Class I shares are offered to institutional investors exclusively. Class I shares are not subject to any sales loads and do not incur distribution or shareholder servicing fees.

CLASS II SHARES. Class II shares are offered to investors subject to an up-front sales load. Under certain circumstances described later in this prospectus, the sales load may be waived. The sales load is reflected in the offering price of Class II shares. Class II shares also incur shareholder servicing fees.

CLASS III SHARES. Class III shares are offered to investors without the imposition of any up-front sales load; however, you will pay a contingent deferred sales charge ("CDSC") of 1.00% if you redeem the shares within one year from the date of purchase. Class III shares also incur distribution and shareholder servicing fees.

CLASS IV SHARES. Class IV shares are offered to investors without the imposition of any up-front sales load; however, Class IV shares are subject to a CDSC of up to 5.00%. The CDSC is phased out over a period of six years. After eight years from the date of purchase, Class IV shares automatically convert to Class II shares. Class IV shares also incur distribution fees.

MINIMUM INVESTMENT AND ACCOUNT BALANCE.

The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before the account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another class. Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.

Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2), to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at P.O. Box 8050, Boston, MA, 02266.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange
(NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Highland's opinion, they are of a size that would disrupt management of the Portfolio.

In order to allow Highland to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II, III, AND IV

WHO MAY INVEST?

Class II, III, and IV shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense and sales load structures to choose between. See "Fees and Expenses of the Portfolio".

INVESTMENT REQUIREMENTS

The minimum initial investment in Class II, III, and IV shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic

Investing Program" below) or the "A Plus/First Horizon Card Program" (a consumer discount card program provided by First Horizon Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call them for instructions.

HOW DO I SET UP AN ACCOUNT?

You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.

If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent prior to the close of business (normally 4:00 p.m. Eastern Time) in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses.

HOW DO I INVEST DIRECTLY?

When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, MA 02266-8050. Telephone representatives are available at 1-800-442-1941 (option 2), between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

Investments may be made in several ways:

BY MAIL: Make your check payable to FIRST FUNDS GROWTH & INCOME PORTFOLIO, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your completed application.

BY BANK TRANSFER (ACH): Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at 1-800-442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE: Call 1-800-442-1941 (option 2), to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         State Street Bank and Trust Company
         ABA #011000028
         First Funds
         Account #9905-440-5
         (Account Registration)
         (Account Number)
         (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call 1-800-442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the next calculated NAV after the Transfer Agent has received the redemption request.

You may redeem shares in several ways:

BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below.

A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY PHONE: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at 1-800-442-1941 (option 2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Also, neither First Funds, First Tennessee, Highland, nor the Transfer Agent or any of their agents will be responsible for acting on telephone instructions they believe are genuine. For more information about telephone redemptions, please call 1-800-442-1941 (option 2).

BY BANK TRANSFER (ACH): When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

BY WIRE: You may make redemptions by wire provided you have established your account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

If you are investing through an investment adviser, broker dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

HOW DO I REDEEM THROUGH MY INVESTMENT PROFESSIONAL?

On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record.

SYSTEMATIC INVESTING PROGRAM

The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information.

SYSTEMATIC EXCHANGE PROGRAM

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at 1-800-442-1941 (option 2) for more details on establishing this program. See "How Are Exchanges Made?" for more information on exchanges.

ADDITIONAL INFORMATION

TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer or eliminate the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements." Plans include traditional Individual Retirement Accounts (IRAs) Roth IRA's, Education IRAs, Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II

SALES LOADS

The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to a broker-dealer which has entered into an agreement with ALPS, the Portfolio's Distributor. You may calculate your sales load as follows:

                      TOTAL SALES LOAD FOR CLASS II SHARES

                                                     AS A % OF OFFERING                                      BROKER-DEALER
         AMOUNT OF TRANSACTION                         PRICE PER SHARE            AS A % OF NAV               REALLOWANCE
         ---------------------                       ------------------           -------------              -------------
         Less than $50,000                                  5.75                      6.10                       5.00

         $50,000 to $99,999                                 4.50                      4.71                       4.00

         $100,000 to $249,999                               3.50                      3.63                       3.00

         $250,000 to $499,999                               2.50                      2.56                       2.25

         $500,000 to $999,999                               1.50                      1.52                       1.25

         $1,000,000 and over                                0.50                      0.50                       0.40

The broker-dealer reallowance may be changed from time to time.

You may purchase Class II shares without a sales load if the purchase will be:

         (A) through an IRA, 401(k) Plan, 403(b) Plan or other defined contribution plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates;

         (B) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates;

         (C) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority;

         (D) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

         (E) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged;

         (F) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or

         (G) through certain promotions where the load is waived for investors.

In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of Class II shares.

In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit toward the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent at the time of purchase or exchange.

The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your service organization or First Funds at 1-800-442-1941 (option 1).

RIGHT OF ACCUMULATION. The sales charge schedule under the heading "Sales Loads" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load.

If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases.

If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

         o purchases by your spouse for his, her or your joint account or for the account of any minor children, and

         o the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

CLASS III

Class III shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

CLASS IV

Class IV shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class IV shares incur Distribution Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES. A CDSC of up to 5.00% is imposed on redemptions of Class IV shares, based on the lower of the shares cost and the current net asset value. As shown in the table below, the CDSC associated with the Class IV shares is phased out over a period of six years. Any shares acquired by reinvestment of dividends will be redeemed without the imposition of any CDSC. In addition, the CDSC imposed on redemptions of Class IV shares may be waived for Systematic Withdrawal Plans with respect to up to 10% per year of the account value at the time of establishment.

       YEAR     YEAR     YEAR     YEAR    YEAR     YEAR
         1        2        3        4       5        6
       ----     ----     ----     ----    ----     ----
        5%       4%       3%       3%      2%       1%

AUTOMATIC CONVERSION. After eight years from the date of purchase, Class IV shares will automatically convert to Class II shares.

ALL CLASSES

HOW ARE PORTFOLIO SHARES VALUED?

The price at which you buy, sell or exchange Portfolio shares is the share price or net asset value (NAV). The share price for each Class of shares of the Portfolio is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolio is open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time). Share price is not calculated on the days that the NYSE is closed.

When the Portfolio calculates the share price for each share Class, it values the securities it holds at market value. Sometimes market quotes from some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees of First Funds.

WHAT ARE MY DISTRIBUTION OPTIONS?

The Portfolio may earn dividends from its stocks and interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. Income dividends for the Portfolio are declared and paid quarterly. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at 1-800-442-1941. Except as noted below, the Portfolio's shares may be exchanged for the same Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day.

Investors in Class II or Class IV shares wishing to exchange into one of the Money Market Portfolios that do not offer these Classes will receive Class III shares.

If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Also, Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1.

When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee and Highland discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Highland's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to First Funds at 370 17th Street, Suite 3100, Denver, Colorado 80202 to request additional copies.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio, if any, are declared and paid quarterly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Portfolio's dividends may qualify for the dividends-received deduction for corporations.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31 of each year.

REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

"BUYING A DIVIDEND." If you purchase shares just prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying a dividend".

OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from state personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. Government or any of its agencies or instrumentalities.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
               DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act for both the Class III and Class IV shares of the Portfolio (each a "Distribution Plan" and together the "Distribution Plans"). Both Distribution Plans permit the use of portfolio assets to compensate ALPS for its services and costs in distributing Class III and Class IV shares and servicing shareholder accounts.

Under the Distribution Plans, ALPS receives an amount equal to .75% of the average annual net assets of the Portfolio that are attributable to Class III shares and an amount equal to 1.00% of the average annual net assets of the Portfolio that are attributable to Class IV shares. All or a portion of the fees paid to ALPS under the Distribution Plans will, in turn, be paid to certain broker-dealers, investment advisers, and other third parties (each an "Investment Professional" and collectively "Investment Professionals") as compensation for selling Class III and IV shares and for providing ongoing sales support services.

The Trustees also have adopted Shareholder Servicing Plans on behalf of the Class II and Class III shares of the Portfolio. Under the Shareholder Servicing Plans, certain broker-dealers, banks, and other financial institutions (collectively "Service Organizations") are paid an amount equal to .25% of the average annual net assets of the Portfolio that are attributable to each Class of shares as compensation for shareholder services and account maintenance. These services include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting.

Because the fees paid under the Distribution and the Shareholder Servicing Plans are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights Table is presented to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request by calling First Funds at 1-800-442-1941 (option 1).

GROWTH & INCOME PORTFOLIO

                                                                                        CLASS I
                                                      ----------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                      ----------------------------------------------------------------------------
                                                          2000            1999            1998            1997            1996
                                                      ------------    ------------    ------------    ------------    ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $      26.26    $      21.56    $      17.03    $      14.12    $      12.22
                                                      ------------    ------------    ------------    ------------    ------------
Income from investment operations:
Net investment income                                         0.11            0.13            0.17            0.18            0.19
Net realized and unrealized gain on investments               1.88            5.30            5.25            3.75            2.58
                                                      ------------    ------------    ------------    ------------    ------------
Total from investment operations                              1.99            5.43            5.42            3.93            2.77
                                                      ------------    ------------    ------------    ------------    ------------
Distributions:
Net investment income                                        (0.09)          (0.12)          (0.17)          (0.18)          (0.19)
Net realized gain                                            (2.83)          (0.61)          (0.72)          (0.84)          (0.68)
                                                      ------------    ------------    ------------    ------------    ------------
Total distributions                                          (2.92)          (0.73)          (0.89)          (1.02)          (0.87)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, end of period                        $      25.33    $      26.26    $      21.56    $      17.03    $      14.12
                                                      ============    ============    ============    ============    ============

TOTAL RETURN+                                                 8.15%          25.69%          32.55%          28.83%          23.54%


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $    790,050    $    790,985    $    651,363    $    221,136    $    159,146
Ratio of expenses to average daily net assets(1)              0.87%           0.80%           0.82%           0.83%           0.76%
Ratio of net investment income to average net assets          0.44%           0.57%           0.78%           1.19%           1.40%
Portfolio turnover rate                                         28%             21%              7%             25%             41%

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                 0.95%           0.95%           0.97%           0.98%           1.00%

+ Total return would have been lower had various fees not been waived during the period.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO (CONTINUED)

                                                                                    CLASS II
                                                      -------------------------------------------------------------------

                                                                                 For the Year
                                                                                 Ended June 30,
                                                      -------------------------------------------------------------------
                                                         2000          1999          1998          1997          1996**
                                                      ----------    ----------    ----------    ----------     ----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $    26.30    $    21.58    $    17.05    $    14.12     $    13.05
                                                      ----------    ----------    ----------    ----------     ----------
Income from investment operations:
Net investment income                                       0.03          0.06          0.10          0.13           0.09
Net realized and unrealized gain on investments             1.88          5.31          5.27          3.76           1.74
                                                      ----------    ----------    ----------    ----------     ----------
Total from investment operations                            1.91          5.37          5.37          3.89           1.83
                                                      ----------    ----------    ----------    ----------     ----------
Distributions:
Net investment income                                      (0.05)        (0.04)        (0.12)        (0.12)         (0.08)
Net realized gain                                          (2.83)        (0.61)        (0.72)        (0.84)         (0.68)
                                                      ----------    ----------    ----------    ----------     ----------
Total distributions                                        (2.88)        (0.65)        (0.84)        (0.96)         (0.76)
                                                      ----------    ----------    ----------    ----------     ----------
Net asset value, end of period                        $    25.33    $    26.30    $    21.58    $    17.05     $    14.12
                                                      ==========    ==========    ==========    ==========     ==========

TOTAL RETURN+***                                            7.80%        25.33%        32.17%        28.48%         14.71%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $  101,907    $   82,896    $   46,863    $   16,514     $    1,918
Ratio of expenses to average daily net assets(1)            1.18%         1.10%         1.13%         1.14%          1.06%*
Ratio of net investment income to average net assets        0.13%         0.28%         0.47%         0.88%          1.10%*
Portfolio turnover rate                                       28%           21%            7%           25%            41%

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.               1.25%         1.25%         1.28%         1.29%          1.30%*


                                                                                  Class III
                                                      ------------------------------------------------------------------

                                                                                 For the Year
                                                                                Ended June 30,
                                                      ------------------------------------------------------------------
                                                         2000          1999          1998          1997          1996
                                                      ----------    ----------    ----------    ----------    ----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $    26.00    $    21.47    $    16.99    $    14.11    $    12.23
                                                      ----------    ----------    ----------    ----------    ----------
Income from investment operations:
Net investment income (loss)                               (0.13)        (0.11)        (0.04)         0.02          0.03
Net realized and unrealized gain on investments             1.83          5.25          5.24          3.74          2.60
                                                      ----------    ----------    ----------    ----------    ----------
Total from investment operations                            1.70          5.14          5.20          3.76          2.63
                                                      ----------    ----------    ----------    ----------    ----------
Distributions:
Net investment income                                         --            --            --         (0.04)        (0.07)
Net realized gain                                          (2.83)        (0.61)        (0.72)        (0.84)        (0.68)
                                                      ----------    ----------    ----------    ----------    ----------
Total distributions                                        (2.83)        (0.61)        (0.72)        (0.88)        (0.75)
                                                      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                        $    24.87    $    26.00    $    21.47    $    16.99    $    14.11
                                                      ==========    ==========    ==========    ==========    ==========

TOTAL RETURN+                                               7.02%        24.35%        31.16%        27.44%        22.19%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $  101,084    $   95,528    $   79,360    $   50,178    $   36,892
Ratio of expenses to average daily net assets(1)            1.92%         1.88%         1.87%         1.94%         1.87%
Ratio of net investment income to average net assets       (0.61)%       (0.50)%       (0.28)%        0.08%         0.29%
Portfolio turnover rate                                       28%           21%            7%           25%           41%

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.               2.00%         2.03%         2.02%         2.09%         2.11%

*   Annualized.

**  Class II commenced operations on December 20, 1995.

*** Class II total return does not include the one time front-end sales charge.

+ Total return would have been lower had various fees not been waived during the period.

#   Total returns for periods of less than one year are not annualized.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO (CONTINUED)

                                                         CLASS IV
                                                      --------------

                                                      For the Period
                                                      Ended June 30,
                                                          2000**
                                                      --------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $        25.83
                                                      --------------
Income from investment operations:
Net investment loss                                            (0.07)
Net realized and unrealized gain on investments                 2.20
                                                      --------------
Total from investment operations                                2.13
                                                      --------------
Distributions:
Net investment income                                             --
Net realized gain                                              (2.83)
                                                      --------------
Total distributions                                            (2.83)
                                                      --------------
Net asset value, end of period                        $        25.13
                                                      ==============

TOTAL RETURN+                                                   8.72%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $5,372
Ratio of expenses to average daily net assets(1)                1.91%*
Ratio of net investment income to average net assets           (0.60)%*
Portfolio turnover rate                                           28%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                   1.98%*


*   Annualized

**  Class IV commenced operations on August 3, 1999.

+ Total return would have been lower had various fees not been waived during the period.

#   Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS

The following information provides a brief description of the securities in which the Portfolio may invest and the transactions it may take. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory, or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. Highland considers these factors in making foreign investments for the Portfolio.

The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if Highland fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated. Please see discussion under "Forwards" below.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in Restricted Securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

ILLIQUID SECURITIES. Under guidelines established by the Trustees, Highland determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its net assets in illiquid investments.

MONEY MARKET INSTRUMENTS. Money Market Instruments are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell (write) put and call options contracts to manage its exposure to changing interest rates and security prices.

To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

Options can be volatile investments and involve certain risks. If Highland applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the Government will support these types of obligations, and therefore they involve more risk than other Government obligations.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

ZERO COUPON BONDS. Zero coupon bonds purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

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
================================================================================

                            [FIRST FUNDS LETTERHEAD]


                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

If you would like more information about the Portfolio, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Portfolio. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Portfolio at the address or phone number listed below.

Information about the Portfolio (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Portfolio. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Portfolio's annual and semi-annual reports provide additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.





      TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE PORTFOLIO FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE
         PORTFOLIO AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO FIRST FUNDS AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR
                 CALL FIRST FUNDS AT 1-800-442-1941 (OPTION 1).

                                        Investment Company Act File No. 811-6589

                                             FIRST FUNDS

                                             o    Are NOT insured by the FDIC or
                                                  any other governmental agency.

                                             o    Are NOT bank deposits or other
                                                  obligations of or guaranteed
                                                  by First Tennessee Bank
                                                  National Association or any of
                                                  its affiliates.

                                             o    Involve investment risks,
                                                  including the possible loss of
                                                  the principal amount invested.

[FIRST TENNESSEE LOGO]

[ALPS MUTUAL FUNDS SERVICES LOGO]

================================================================================

[FIRST FUNDS LOGO]

                           INTERMEDIATE BOND PORTFOLIO

                                   PROSPECTUS
                             DATED OCTOBER 28, 2000

                                     CLASS I
                                    CLASS II
                                    CLASS III


                                    [PHOTO]
                                    [PHOTO]
                                    [PHOTO]


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                       [GRAPHIC]

------------------------------------------------------------------------------------------------------------------------------
                                                       TABLE OF CONTENTS
                                                                                                                          Page
                                                                                                                          ----

Investment Objective, Principal Strategies and Risks........................................................................1

Performance.................................................................................................................2

Fees and Expenses of the Portfolio..........................................................................................3

Investment Details..........................................................................................................4

Who Manages the Portfolio?..................................................................................................7

Portfolio Managers..........................................................................................................8

How to Invest in the Portfolio..............................................................................................8

Distribution Plans and Shareholder Servicing Plans.........................................................................17

Financial Highlights.......................................................................................................18

Appendix..................................................................................................................A-1

Additional Information about the Portfolio.........................................................................Back Cover
------------------------------------------------------------------------------------------------------------------------------














Not all First Funds Portfolios and/or Classes may be available in your state.







No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

--------------------------------------------------------------------------------
              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Intermediate Bond Portfolio (the "Portfolio") is to seek current income consistent with the preservation of capital by investing at least 65% of its total assets in fixed-income securities.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio primarily invests in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities. Investment grade debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may also invest up to 5% of its net assets in unrated securities that the Sub-Adviser determines are of equivalent quality to the other securities in which the Portfolio invests. The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions.

The Portfolio primarily invests in short to intermediate bonds. While the Portfolio may invest in securities of any maturity, the Portfolio's dollar-weighted average maturity will range between 3 and 6 years. The Sub-Adviser may vary the average Portfolio maturity based upon prevailing interest rates and economic conditions.

PRIMARY RISKS -- Because the Portfolio invests substantially all of its assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTOR IN THE PORTFOLIO COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS OF TIME.

PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE, AND AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OR ANY OTHER OBLIGATION OF A BANK, IS NOT INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY GOVERNMENT AGENCY, AND INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

SHOULD I INVEST IN THE INTERMEDIATE BOND PORTFOLIO?

The Portfolio may be appropriate for you if:

o You are seeking higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed-income securities.

o        You are seeking an income mutual fund for an asset allocation program.

o You have a longer term investment perspective and are prepared to maintain your investment in the Portfolio for several years.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

                                   FUND FACTS

GOAL:

To seek high current income consistent with the preservation of capital.

PRINCIPAL INVESTMENTS:

o   U.S. Government Obligations

o   Debt Obligations Issued by U.S. Corporations

o   Mortgage-Backed and other Asset-Backed Securities

AVERAGE PORTFOLIO MATURITY:

     3-6 years

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:

o   Class I

o   Class II

o   Class III

INVESTMENT ADVISER:

o   First Tennessee Bank National Association ("First Tennessee" or "Adviser")

INVESTMENT SUB-ADVISER:

o   Martin & Company, Inc. ("Martin" or "Sub-Adviser")

PORTFOLIO MANAGERS:

o   Ralph W. Herbert

o   Ted L. Flickinger, Jr.

DISTRIBUTOR:

o   ALPS Mutual Funds Services, Inc. ("ALPS")

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. THE PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.


WHAT IS THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX?

The Lehman Brothers Intermediate Government/Credit Bond Index represents an unmanaged diversified portfolio of investment grade bonds with maturities of up to ten years. The Lehman Brothers Intermediate Government/Credit Bond Index is not a mutual fund and you cannot invest in it directly. Also, the performance of the Lehman Brothers Intermediate Government/Credit Bond Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.


                      YEAR-BY-YEAR TOTAL RETURN (CLASS I)

                                    [CHART]

12/31/99
--------
 0.25%

Best Quarter (quarter ended September 30, 1998) -- 3.78%
Worst Quarter (quarter ended June 30, 1999) -- (0.68)%
Year-to-date return (as of September 30, 2000) -- 6.17%


The following table lists the Portfolio's average year-by-year return by class over the past one year period and since the inception of each class of shares. The table also compares the average annual total returns of each class of shares of the Portfolio for the periods shown to the performance of the Lehman Brothers Intermediate Government/Credit Bond Index over the same periods of time.


                          AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)


                             INCEPTION DATE   1 YEAR   SINCE INCEPTION
                             --------------   ------   ---------------
  CLASS I                        3/2/98        0.25%        3.65%

  CLASS II                       3/9/98       (2.54)%       1.94%

  CLASS III                     5/19/98       (1.58)%       2.52%

  LEHMAN BROTHERS
  INTERMEDIATE GOV'T/
  CREDIT BOND INDEX              3/2/98        0.39%        4.03%

-------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIO
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS I           CLASS II        CLASS III
                                                         -------           --------        ---------
Maximum sales charge (load) imposed on                    None               2.50%            None
purchases as a percentage of offering price

Maximum deferred sales charge (load)                      None               None             1.00%*
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)

Management Fees**                                        .50%                 .50%             .50%

Distribution (12b-1) Fees                                .00%                 .00%             .75%***

Other Expenses                                           .31%                 .61%             .70%

Total Portfolio Operating Expenses                       .81%                1.11%            1.95%


* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions from Class III after one year from date of purchase.

** First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent that such management fee exceeds .30% of the average net assets of the Portfolio.

*** The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .50%.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                              ASSUMING REDEMPTION        ASSUMING NO
                               AT END OF PERIOD          REDEMPTION
                      --------------------------------   -----------
                      CLASS I    CLASS II    CLASS III    CLASS III
                      -------    --------    ---------   -----------
After 1 year          $   83      $  360      $  298        $  198

After 3 years         $  259      $  594      $  612        $  612

After 5 years         $  450      $  846      $1,052        $1,052

After 10 years        $1,001      $1,567      $2,272        $2,272

--------------------------------------------------------------------------------
                               INVESTMENT DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to seek current income consistent with the preservation of capital by investing at least 65% of its total assets in fixed-income securities. The Portfolio seeks current income while attempting to minimize risk to principal by assembling a portfolio of income producing obligations that Martin believes will provide the optimal balance between risk and return within the universe of securities in which the Portfolio is permitted to invest.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio primarily invests in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities. Investment grade debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may also invest up to 5% of its net assets in unrated securities that the Sub-Adviser determines are of equivalent quality to the other securities in which the Portfolio invests. The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions. In selecting securities for the Portfolio, Martin uses a seven factor risk analysis that evaluates a number of factors concerning the security, including: the security's return potential, the issuer's creditworthiness, and the current price of the security compared to Martin's estimate of the security's long-term value. In making investment decisions, Martin also considers the affect purchasing the security would have on certain characteristics of the Portfolio. Martin believes that by lessening the effect of market and interest rate risk, investors should experience greater overall returns; accordingly, during periods of fluctuating economic conditions and interest rates, Martin may attempt to minimize market risk by adjusting the dollar-weighted average maturity of the Portfolio. Martin also will attempt to time Portfolio transactions to take advantage of anticipated changes in interest rates.

PRINCIPAL RISKS -- The following table describes the securities in which the Portfolio typically invests and the principal risks associated with those securities.


                    SECURITIES                                     PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                    ----------                                     --------------------------------------------

CORPORATE DEBT OBLIGATIONS: Corporate debt                      CALL RISK -- The risk that an issuer will exercise
obligations include bonds, notes, debentures, and               its right to pay principal on an obligation held
other obligations of corporate entities to pay                  by the Portfolio (such as a mortgage-backed
interest and repay principal.                                   security) earlier than expected. This may happen
                                                                when there is a decline in interest rates.

                                                                CREDIT RISK -- The risk that the issuer of a
                                                                security, or a party to a contract, will default
                                                                or otherwise not honor a financial obligation.

                                                                EXTENSION RISK -- The risk that an issuer will
                                                                exercise its right to pay principal on an
                                                                obligation held by the Portfolio (such as a
                                                                mortgage-backed security) later than expected.
                                                                This may happen when there is a rise in interest
                                                                rates. Under these circumstances, the value of the
                                                                obligation will decrease and the Portfolio will
                                                                also suffer from the inability to invest in higher
                                                                yielding securities.

                                                                INTEREST RATE RISK -- The risk of a decline in
                                                                market value of an interest bearing instrument due
                                                                to changes in interest rates. For example, a rise
                                                                in interest rates typically will cause the value
                                                                of a fixed rate security to fall. On the other
                                                                hand, a decrease in interest rates will cause the
                                                                value of a fixed rate security to increase.

                    SECURITIES                                     PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                    ----------                                     --------------------------------------------


CORPORATE DEBT OBLIGATIONS (CONTINUED)                          LIQUIDITY RISK -- The risk that certain securities
                                                                or other investments may be difficult or
                                                                impossible to sell at the time the Portfolio would
                                                                like to sell them or it may be difficult for the
                                                                Portfolio to sell the investment for the value the
                                                                Portfolio has placed on it.

U.S. GOVERNMENT OBLIGATIONS: U.S. government                    CALL RISK
obligations are debt obligations issued or
guaranteed by the U.S. Treasury or by an agency or              EXTENSION RISK
instrumentality of the U.S. government. Not all
U.S. government obligations are backed by the full              INTEREST RATE RISK
faith and credit of the United States. For
example, obligations issued by the Federal Farm
Credit Bank or by the Federal National Mortgage
Association are supported by the agency's right to
borrow money from the U.S. Treasury under certain
circumstances. There is no guarantee that the
government will support these types of
obligations, and, therefore, they involve more
risk than other government obligations.

MORTGAGE-BACKED SECURITIES: Mortgage-backed                     CALL RISK
securities represent direct or indirect
participations in, or are collateralized by and                 CREDIT RISK
payable from, mortgage loans secured by real
property. Mortgage-backed securities can be backed              EXTENSION RISK
by either fixed rate mortgage loans or adjustable
rate mortgage loans, and may be issued by either a              INTEREST RATE RISK
governmental or non-governmental entity.
Typically, mortgage-backed securities issued by                 LIQUIDITY RISK
private entities do not have the same credit
standing as mortgage-backed securities issued or
guaranteed by the U.S. Government.

ASSET-BACKED SECURITIES: Asset-backed securities                CREDIT RISK
are securities whose principal and interest
payments are collateralized by pools of assets                  INTEREST RATE RISK
such as auto loans, credit card receivables,
leases, installment contracts and personal                      LIQUIDITY RISK
property. Principal and interest payments may be
credit enhanced by a letter of credit, a pool
insurance policy or a senior/subordinated
structure.

                    SECURITIES                                     PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                    ----------                                     --------------------------------------------


MONEY MARKET FUNDS: Open-ended mutual funds that                CREDIT RISK
invest in commercial paper, banker's acceptances,
repurchase agreements, government securities,                   INTEREST RATE RISK
certificates of deposit, and other highly liquid
and safe securities, and pay money market rates of              INFLATION RISK -- The risk that your investment
interest.                                                       will not provide enough income to keep pace with
                                                                inflation.

SECURITIES OF FOREIGN ISSUERS: Securities issued                FOREIGN INVESTMENT RISK -- The risk that foreign
by: (1) companies organized outside the United                  securities may be adversely affected by political
States, (2) companies whose securities are                      instability of the issuer's country, changes in
principally traded outside of the United States,                currency exchange rates, foreign economic
and (3) foreign governments and agencies or                     conditions, or regulatory and reporting standards
instrumentalities of foreign governments.                       that are less stringent than those of the United
                                                                States. Foreign investment risks will normally be
                                                                greatest when a Fund invests in issuers located in
                                                                emerging countries.

                                                                LIQUIDITY RISK

                                                                MARKET RISK -- The risk that the market value of a
                                                                security may increase or decrease, sometimes
                                                                rapidly and unpredictably. This risk is common to
                                                                all stocks and bonds and the mutual funds that
                                                                invest in them.

                                                                VALUATION RISK -- The risk that the Portfolio has
                                                                valued certain securities at a higher price than
                                                                it can sell them. This risk is common where the
                                                                security is from a relatively new issuer with
                                                                little or no previous market history and a mutual
                                                                fund's management is called upon to assign a value
                                                                to the security.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE                    CREDIT RISK
AGREEMENTS: Repurchase agreements involve the
purchase of a security by a purchaser and a
simultaneous agreement by the seller (generally a
bank or dealer) to repurchase the security from
the purchaser at a specified date or on demand.
This technique offers a method of earning income
on idle cash. Reverse repurchase agreements
involve the sale of a security to another party
(generally a bank or dealer) in return for cash
and an agreement to buy the security back at a
specified price and time.


In addition to the securities identified above, the Portfolio may, from time to time, engage in the following non-principal investment practices or techniques:

BORROWING FROM BANKS. The Portfolio may borrow money from banks (up to 33 1/3% of the Portfolio's total assets) for temporary or emergency purposes.

DERIVATIVE INSTRUMENTS. The Portfolio may invest in instruments and securities generally known as derivative investments for hedging purposes only. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, and stripped fixed-income obligations.

WHAT IS A DERIVATIVE INSTRUMENT?

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been traded on regulated exchanges for more than two decades.

Martin may not buy any of these instruments or use any of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of a small amount of cash relative to the magnitude of the risk assumed. They also may result in a loss of principal if Martin judges market conditions incorrectly or employs a strategy that does not correlate well with the investment strategy of the Portfolio. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

LENDING SECURITIES. The Portfolio may temporarily lend up to 33 1/3% of its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized.

TEMPORARY DEFENSIVE POSITION. In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. Government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

For more information about the securities in which the Portfolio invests and their associated risks, please refer to the Appendix to this Prospectus and the SAI.

--------------------------------------------------------------------------------
                           WHO MANAGES THE PORTFOLIO?
--------------------------------------------------------------------------------

First Tennessee, 530 Oak Court Dr., Memphis, Tennessee, serves as Investment Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the "Trustees") has engaged Martin to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Martin is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning portfolio investments and conducting a continuous program of investment of portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Intermediate Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of .50% of its average net assets. First Tennessee has voluntarily agreed to waive that portion of the management fee that exceeds .30% of the average net assets of the Portfolio. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $23.2 billion in assets under administration (including nondiscretionary accounts) and $9.8 billion in assets under management as of June 30, 2000, and has experience in supervising sub-advisers.

Martin, Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, Tennessee, serves as the Sub-Adviser to the Portfolio. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for over 11 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. Martin has a total of $1.8 billion in assets under management as of June 30, 2000.

First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has agreed to voluntarily waive a portion of its sub-advisory fee, although this waiver a portion of could be discontinued in whole or in part at any time.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

Ralph W. Herbert, Vice President and Fixed Income Portfolio Manager with Martin, is a co-manager for the Tennessee Tax-Free Portfolio. Mr. Herbert has over 18 years of experience and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of The University of Tennessee.

Ted L. Flickinger, Jr., Executive Vice President and Fixed Income Portfolio Manager with Martin, co-manages the Portfolio with Mr. Herbert. Mr. Flickinger is a Chartered Financial Analyst and has over 21 years of experience in the investment management industry, at least 10 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of the University of Tennessee.

--------------------------------------------------------------------------------
                         HOW TO INVEST IN THE PORTFOLIO
--------------------------------------------------------------------------------

CLASS I

WHO MAY INVEST?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other institutional investors serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares.


HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio.

Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.


WHAT CLASSES OF SHARES DOES THE INTERMEDIATE BOND PORTFOLIO OFFER?

The Portfolio offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities; however, each class is subject to different expenses and likely will have different share prices. When you buy shares, be sure to tell us the class of shares in which you would like to invest.

CLASS I SHARES. Class I shares are offered to institutional investors exclusively. Class I shares are not subject to any sales loads and do not incur distribution or shareholder servicing fees.

CLASS II SHARES. Class II shares are offered to investors subject to an up-front sales load. Under certain circumstances described later in this prospectus, the sales load may be waived. The sales load is reflected in the offering price of Class II shares. Class II shares also incur shareholder servicing fees.

CLASS III SHARES. Class III shares are offered to investors without the imposition of any up-front sales load; however, you will pay a contingent deferred sales charge ("CDSC") of 1.00% if you redeem the shares within one year from the date of purchase. Class III shares also incur distribution and shareholder servicing fees.

HOW ARE INVESTMENTS MADE?

Each Institutional Investor will transmit orders to Boston Financial Data Services (the "Transfer Agent"). If an order is received by the Transfer Agent prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day (as defined in the section "How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day following purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) next calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941 (option 2), prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of the Portfolio without notice to shareholders.

MINIMUM INVESTMENT AND ACCOUNT BALANCE.

The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before the account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another class. Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2), to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at P.O. Box 8050, Boston, MA, 02266.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange
(NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Martin's opinion, they are of a size that would disrupt management of the Portfolio.

In order to allow Martin to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III

WHO MAY INVEST?

Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense and sales load structures to choose between. See "Fees and Expenses of the Portfolio".

INVESTMENT REQUIREMENTS

The minimum initial investment in Class II and III shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus/First Horizon Card Program" (a consumer discount card program provided by First Horizon Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call them for instructions.

HOW DO I SET UP AN ACCOUNT?

You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.

If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before the close of business (normally 4:00 p.m. Eastern Time) in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the business day following the day payment is received by the Transfer Agent.

HOW DO I INVEST DIRECTLY?

When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, MA 02266-8050. Telephone representatives are available at 1-800-442-1941 (option 2), between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

Investments may be made in several ways:

BY MAIL: Make your check payable to FIRST FUNDS INTERMEDIATE BOND PORTFOLIO, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your completed application.

BY BANK TRANSFER (ACH): Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at 1-800-442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE: Call 1-800-442-1941 (option 2), to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         State Street Bank and Trust Company
         ABA #011000028
         First Funds
         Account #9905-440-5
         (Account Registration)
         (Account Number)
         (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call 1-800-442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the next calculated NAV after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below.

A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY PHONE: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at 1-800-442-1941 (option 2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Also, neither First Funds, First Tennessee, Martin, nor the Transfer Agent or any of their agents will be responsible for acting on telephone instructions they believe are genuine. For more information about telephone redemptions, please call 1-800-442-1941 (option 2).

BY BANK TRANSFER (ACH): When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

BY WIRE: You may make redemptions by wire provided you have established your account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

If you are investing through an investment adviser, broker dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

HOW DO I REDEEM THROUGH MY INVESTMENT PROFESSIONAL?

On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record.

SYSTEMATIC INVESTING PROGRAM

The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information.

SYSTEMATIC EXCHANGE PROGRAM

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at 1-800-442-1941 (option 2) for more details on establishing this program. See

"How Are Exchanges Made?" for more information on exchanges.

ADDITIONAL INFORMATION

TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer or eliminate the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements."

Plans include traditional Individual Retirement Accounts (IRAs) Roth IRA's, Education IRAs, Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II

SALES LOADS

The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to a broker-dealer which has entered into an agreement with ALPS, the Portfolio's Distributor. You may calculate your sales load as follows:

                      TOTAL SALES LOAD FOR CLASS II SHARES

                                          AS A % OF OFFERING                                  BROKER-DEALER
         AMOUNT OF TRANSACTION              PRICE PER SHARE            AS A % OF NAV           REALLOWANCE
         ---------------------              ---------------            -------------           -----------
         Less than $100,000                      2.50                      2.56                   2.25

         $100,000 to $249,999                    2.00                      2.04                   1.75

         $250,000 to $499,999                    1.75                      1.78                   1.50

         $500,000 to $999,999                    1.25                      1.27                   1.00

         $1,000,000 and over                     0.50                      0.50                   0.40


The broker-dealer reallowance may be changed from time to time.

You may purchase Class II shares without a sales load if the purchase will be:

         (A) through an IRA, 401(k) Plan, 403(b) Plan or other defined contribution plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates;

         (B) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates;

         (C) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority;

         (D) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

         (E) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged;

         (F) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or

         (G) through certain promotions where the load is waived for investors.

In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of Class II shares.

In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit toward the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your service organization or First Funds at 1-800-442-1941 (option 1).

RIGHT OF ACCUMULATION. The sales charge schedule under the heading "Sales Loads" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load.

If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 2.00% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.


LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases.

If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

     - purchases by your spouse for his, her or your joint account or for the account of any minor children, and

     - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

CLASS III

Class III shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

ALL CLASSES

HOW ARE PORTFOLIO SHARES VALUED?

The price at which you buy, sell or exchange Portfolio shares is the share price or net asset value (NAV). The share price for each Class of shares of the Portfolio is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolio is open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time). Share price is not calculated on the days that the NYSE is closed.

When the Portfolio calculates the share price for each share Class, it values the securities it holds at market value. Sometimes market quotes from some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees of First Funds.

WHAT ARE MY DISTRIBUTION OPTIONS?

The Portfolio earns interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. Income dividends for the Portfolio are declared daily and paid monthly. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at 1-800-442-1941. Except as noted below, the Portfolio's shares may be exchanged for the same Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day.

Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Also, Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1. When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee and Martin discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Martin's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to First Funds at 370 17th Street, Suite 3100, Denver, Colorado 80202 to request additional copies.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31 of each year.

REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

"BUYING A DIVIDEND." If you purchase shares just prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying a dividend".

OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from state personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. Government or any of its agencies or instrumentalities.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.


--------------------------------------------------------------------------------
               DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act for Class III shares of the Portfolio (the "Distribution Plan"). The Distribution Plan permits the use of portfolio assets to compensate ALPS for its services and costs in distributing Class III shares and servicing shareholder accounts.

Under the Distribution Plan, ALPS receives an amount up to .75% of the average annual net assets of the Portfolio that are attributable to Class III shares. The Trustees have limited the amount that may be paid under the Distribution Plan to .50%. All or a portion of the fees paid to ALPS under the Distribution Plan will, in turn, be paid to certain broker-dealers, investment advisers, and other third parties (each an "Investment Professional" and collectively "Investment Professionals") as compensation for selling Class III shares and for providing ongoing sales support services.

The Trustees also have adopted Shareholder Servicing Plans on behalf of the Class II and Class III shares of the Portfolio. Under the Shareholder Servicing Plans, certain broker-dealers, banks, and other financial institutions (collectively "Service Organizations") are paid an amount equal to .25% of the average annual net assets of the Portfolio that are attributable to each Class of shares as compensation for shareholder services and account maintenance. These services include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting.

Because the fees paid under the Distribution and the Shareholder Servicing Plans are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights Table is presented to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request by calling First Funds at 1-800-442-1941 (option 1).


INTERMEDIATE BOND PORTFOLIO

                                                                             CLASS I
                                                                 --------------------------------
                                                                           For the Year
                                                                           Ended June 30,
                                                                 ---------------------------------
                                                                   2000        1999         1998**
                                                                 --------    --------     --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                             $   9.78    $  10.02     $  10.00
                                                                 --------    --------     --------
Income from investment operations:
Net investment income                                                0.56        0.58         0.19
Net realized and unrealized gain (loss)
   on investments                                                   (0.19)      (0.22)        0.02
                                                                 --------    --------     --------
Total from investment operations                                     0.37        0.36         0.21
                                                                 --------    --------     --------
Distributions:
Net investment income                                               (0.56)      (0.58)       (0.19)
Net realized gain                                                      --       (0.02)          --
                                                                 --------    --------     --------
Total distributions                                                 (0.56)      (0.60)       (0.19)
                                                                 --------    --------     --------
Net asset value, end of period                                   $   9.59    $   9.78     $  10.02
                                                                 ========    ========     ========

TOTAL RETURN+
                                                                     3.97%       3.60%        2.17%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                            $202,385    $219,298     $199,872
Ratio of expenses to average daily net assets(1)                     0.46%       0.36%        0.37%*
  Ratio of net investment income to average net assets               5.86%       5.76%        5.87%*
Portfolio turnover rate                                                22%         48%           9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                         0.81%       0.86%        0.87%*


*   Annualized.

**  Class I commenced operations on March 2, 1998

+ Total return would have been lower had various fees not been waived during the period.

#   Total return for periods of less than one year are not annualized.

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO (CONTINUED)

                                                                            Class II
                                                                 ---------------------------------
                                                                           For the Year
                                                                           Ended June 30,
                                                                 ---------------------------------
                                                                  2000         1999         1998**
                                                                 ------       ------        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                             $ 9.78       $10.02        $ 9.99
                                                                 ------       ------        ------
Income from investment operations:
Net investment income                                              0.53         0.55          0.18
Net realized and unrealized gain (loss)
   on investments                                                 (0.19)       (0.22)         0.03
                                                                 ------       ------        ------
Total from investment operations                                   0.34         0.33          0.21
                                                                 ------       ------        ------
Distributions:
Net investment income                                             (0.53)       (0.55)        (0.18)
Net realized gain                                                    --        (0.02)           --
                                                                 ------       ------        ------
Total distributions                                               (0.53)       (0.57)        (0.18)
                                                                 ------       ------        ------
Net asset value, end of period                                   $ 9.59       $ 9.78        $10.02
                                                                 ======       ======        ======

TOTAL RETURN+***                                                   3.66%        3.32%         2.07%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                            $7,485       $3,057        $  923
Ratio of expenses to average daily net assets(1)                   0.75%        0.68%         0.65%*
Ratio of net investment income to average net assets               5.57%        5.43%         5.59%*
Portfolio turnover rate                                              22%          48%            9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                       1.11%        1.19%         1.16%*


                                                                             Class III
                                                                 ---------------------------------
                                                                           For the Year
                                                                           Ended June 30,
                                                                 ---------------------------------
                                                                  2000         1999         1998**
                                                                 ------       ------        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                             $ 9.77       $10.02        $ 9.99
                                                                 ------       ------        ------
Income from investment operations:
Net investment income                                              0.48         0.49          0.06
Net realized and unrealized gain (loss)
   on investments                                                 (0.18)       (0.23)         0.03
                                                                 ------       ------        ------
Total from investment operations                                   0.30         0.26          0.09
                                                                 ------       ------        ------
Distributions:
Net investment income                                             (0.48)       (0.49)        (0.06)
Net realized gain                                                    --        (0.02)           --
                                                                 ------       ------        ------
Total distributions                                               (0.48)       (0.51)        (0.06)
                                                                 ------       ------        ------
Net asset value, end of period                                   $ 9.59       $ 9.77        $10.02
                                                                 ======       ======        ======

TOTAL RETURN+                                                      3.16%        2.58%         0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                            $1,269       $1,097        $   17
Ratio of expenses to average daily net assets(1)                   1.35%        1.22%         1.35%*
Ratio of net investment income to average net assets               4.97%        4.90%         4.89%*
Portfolio turnover rate                                              22%          48%            9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                       1.95%        1.92%         1.86%*

*   Annualized.

** Classes II and III commenced operations on March 9, 1998 and May 19, 1998, respectively.

*** Class II total return does not include the one time sales charge.

+ Total return would have been lower had various fees not been waived during the period.

#   Total return for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS

The following information provides brief description of the securities in which the Portfolio may invest and the transactions it may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on an when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A stand-by commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, Martin determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. The Portfolio may invest up to 15% of its net assets in illiquid investments and private placement.

RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide features or stand-by commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. Martin may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Martin will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

REFUNDING CONTRACTS. The Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

U.S. TREASURY OBLIGATIONS. U.S. treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice.

================================================================================

                            [FIRST FUNDS LETTERHEAD]


                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

If you would like more information about the Portfolio, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Portfolio. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Portfolio at the address or phone number listed below.

Information about the Portfolio (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Portfolio. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Portfolio's annual and semi-annual reports provide additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.





      TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE PORTFOLIO FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE
         PORTFOLIO AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO FIRST FUNDS AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR
                 CALL FIRST FUNDS AT 1-800-442-1941 (OPTION 1).

                                        Investment Company Act File No. 811-6589

                                             FIRST FUNDS

                                             o    Are NOT insured by the FDIC or
                                                  any other governmental agency.

                                             o    Are NOT bank deposits or other
                                                  obligations of or guaranteed
                                                  by First Tennessee Bank
                                                  National Association or any of
                                                  its affiliates.

                                             o    Involve investment risks,
                                                  including the possible loss of
                                                  the principal amount invested.

[FIRST TENNESSEE LOGO]

[ALPS MUTUAL FUNDS SERVICES LOGO]

================================================================================

[FIRST FUNDS LOGO]

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO

                                   PROSPECTUS
                             DATED OCTOBER 28, 2000

                                     CLASS I
                                    CLASS II
                                    CLASS III
                                    CLASS IV

                                    [PHOTO]

                                    [PHOTO]

                                    [PHOTO]

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                       [GRAPHIC]

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Investment Objective, Principal Strategies and Risks
     U.S. Treasury Money Market Portfolio....................................1
     U.S. Government Money Market Portfolio..................................4
     Municipal Money Market Portfolio........................................7
     Cash Reserve Portfolio.................................................10

Performance
     U.S. Treasury Money Market Portfolio....................................2
     U.S. Government Money Market Portfolio..................................5
     Municipal Money Market Portfolio........................................8
     Cash Reserve Portfolio.................................................11

Fees and Expenses
     U.S. Treasury Money Market Portfolio....................................3
     U.S. Government Money Market Portfolio..................................6
     Municipal Money Market Portfolio........................................9
     Cash Reserve Portfolio.................................................12

Investment Details..........................................................13

Who Manages the Portfolios?.................................................16

How to Invest in the Portfolios.............................................17

Distribution Plans and Shareholder Servicing Plans..........................24

Financial Highlights........................................................25

Appendix...................................................................A-1

Additional Information about the Portfolios.........................Back Cover

--------------------------------------------------------------------------------




Not all First Funds Portfolios and/or Classes may be available in your state.



No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

--------------------------------------------------------------------------------
           INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS OF THE
                      U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the U.S. Treasury Money Market Portfolio (the "Portfolio") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio may invest in U.S. Treasury bills, notes, and bonds and in other direct obligations of the U.S. Treasury. The Portfolio also may invest in repurchase and reverse repurchase agreements. Under normal market conditions, the Portfolio will seek to invest 100% of its net assets in the securities described above.

PRIMARY RISKS -- The primary risks of investing in this Fund are interest rate risk and credit risk.

o INTEREST RATE RISK. When interest rates change, the value of the Portfolio's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

o CREDIT RISK. The value of the debt securities held by the Portfolio fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

SHOULD I INVEST IN THE U.S. TREASURY MONEY MARKET PORTFOLIO?

The Portfolio may be appropriate for you if:

o        You require stability of principal.

o You are seeking a money market mutual fund for the cash portion of your asset allocation program.

o You are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

o        You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

                                   FUND FACTS

GOAL:

The U.S. Treasury Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of principal and liquidity and the maintenance of a stable share price of $1.00.

PRINCIPAL INVESTMENTS:

o  U.S. Treasury bills, notes and bonds

o  Repurchase and reverse repurchase agreements

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:

o  Class I

o  Class II

o  Class III

o  Class IV

AVERAGE PORTFOLIO MATURITY:

60 days or less

INVESTMENT ADVISER:

o First Tennessee Bank National Association ("First Tennessee" or "Adviser")

INVESTMENT SUB-ADVISER:

o BlackRock Institutional Management Corporation ("BIMC" or "Sub-Adviser")

DISTRIBUTOR:

o ALPS Mutual Funds Services, Inc. ("ALPS")

--------------------------------------------------------------------------------
             PERFORMANCE OF THE U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. THE PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

                       YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
--------  --------  --------  --------  --------  --------  --------
  2.83%     3.87%     5.62%     5.11%     5.13%     5.01%     4.50%

Best Quarter (quarter ended June 30, 1995) -- 1.44%

Worst Quarter (quarter ended March 31, 1993) -- 0.68%

Year-to-date return (as of September 30, 2000) -- 4.50%

The table below lists the U.S. Treasury Money Market Portfolio's average year-by-year return by class over the past one and five year periods and since the inception of each class of shares. If you would like to know the current 7 day yield of the U.S. Treasury Money Market Portfolio, please call First Funds at 1-800-442-1941, (option 1).

                           AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)

                INCEPTION DATE       1 YEAR        5 YEARS       SINCE INCEPTION
                --------------       ------        -------       ---------------
  CLASS I          11/12/92           4.50%         5.07%             4.55%
  CLASS II*                            N/A           N/A               N/A
  CLASS III          8/8/95           4.15%          N/A              4.73%
  CLASS IV**        12/2/99            N/A           N/A               N/A

* Information for Class II shares is not included in the table because this Class was not operational as of the date of this prospectus.

** Information for Class IV shares is not included in the table because the class has not been in existence for one full calendar year.

--------------------------------------------------------------------------------
          FEES AND EXPENSES OF THE U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)              CLASS I          CLASS II      CLASS III       CLASS IV
                                                       -------          --------      ---------       --------
Maximum sales charge (load) imposed on                  None              None          None            None
purchases as a percentage of offering price
Maximum deferred sales charge (load)                    None              None          None            None
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)     CLASS I          CLASS II      CLASS III        CLASS IV
                                                       -------          ---------     ---------       ----------
Management Fees*                                         .25%            .25%           .25%           .25%
Distribution (12b-1) Fees                                .00%            .00%           .45%***        .50%
Other Expenses**                                         .43%            .83%****       .58%           .87%*****
Total Portfolio Operating Expenses                       .68%           1.08%          1.28%          1.57%

* First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent such fee exceeds
 .08% of the Portfolio's average net assets.

** First Tennessee , as Co-administrator, has voluntarily agreed to waive its entire co-administration fee (.05%) that it is entitled to receive under the Co-administration Agreement. ALPS, as administrator, has voluntarily agreed to waive its entire administration fee (.075%) that it is entitled to receive under the Administration Agreement.

*** The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.

**** Because Class II shares are not operational at the date of this prospectus, this amount is estimated.

***** Because Class IV shares were not in existence for a full year, this amount is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                      CLASS I  CLASS II  CLASS III  CLASS IV
                      -------  --------  ---------  --------
After 1 year           $ 69     $  110    $  130     $  160
After 3 years          $218     $  343    $  406     $  496
After 5 years          $379     $  595    $  702     $  855
After 10 years         $846     $1,316    $1,544     $1,865

--------------------------------------------------------------------------------
           INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS OF THE
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the U.S. Government Money Market Portfolio (the "Portfolio") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio will invest at least 65% of its assets in instruments issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities. Most of the securities held by the Portfolio are backed by the full faith and credit of the U.S. government. The Portfolio also may invest in repurchase and reverse repurchase agreements.

PRIMARY RISKS -- The primary risks of investing in this Fund are interest rate risk and credit risk.

o INTEREST RATE RISK. When interest rates change, the value of the Portfolio's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

o CREDIT RISK. The value of the debt securities held by the Portfolio fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

SHOULD I INVEST IN THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO?

The Portfolio may be appropriate for you if:

o        You require stability of principal.

o You are seeking a money market mutual fund for the cash portion of your asset allocation program.

o You are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

o        You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

                                   FUND FACTS

GOAL:

The U.S. Government Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of principal and liquidity and the maintenance of a stable share price of $1.00.

PRINCIPAL INVESTMENTS:

o  U.S. Treasury bills, notes and bonds

o  Repurchase and reverse repurchase agreements

o  Variable or floating rate instruments

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:

o  Class I

o  Class II

o  Class III

AVERAGE PORTFOLIO MATURITY:

90 days or less

INVESTMENT ADVISER:

o  First Tennessee

INVESTMENT SUB-ADVISER:

o  BIMC

DISTRIBUTOR:

o  ALPS

--------------------------------------------------------------------------------
            PERFORMANCE OF THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. THE PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

                       YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
--------  --------  --------  --------  --------  --------  --------
  2.97%     4.20%     5.72%     5.20%     5.32%     5.18%     4.83%

Best Quarter (quarter ended June 30, 1995) -- 1.45%

Worst Quarter (quarter ended June 30, 1993) -- 0.71%

Year-to-date return (as of September 30, 2000) -- 4.56%

The table below lists the U.S. Government Money Market Portfolio's average year-by-year return by class over the past one and five year periods and since the inception of each class of shares. If you would like to know the current 7 day yield of the U.S. Government Money Market Portfolio, please call First Funds at 1-800-442-1941, (option 1).

                           AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)

                 INCEPTION DATE      1 YEAR      5 YEARS      SINCE INCEPTION
                 --------------      ------      -------      ---------------
CLASS I             11/12/92          4.83%       5.25%            4.74%
CLASS II*                              N/A         N/A              N/A
CLASS III             8/8/95          4.50%        N/A             4.83%

* Information for Class II shares is not included in the table because this Class was not operational as of the date of this prospectus.

--------------------------------------------------------------------------------
         FEES AND EXPENSES OF THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS I    CLASS II      CLASS III
                                                         -------    --------      ---------
Maximum sales charge (load) imposed on                    None        None          None
purchases as a percentage of offering price
Maximum deferred sales charge (load)                      None        None          None
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)       CLASS I    CLASS II      CLASS III
                                                         -------    --------      ---------
MANAGEMENT FEES*                                           .25%     .25%           .25%
DISTRIBUTION (12B-1) FEES                                  .00%     .00%           .45%***
OTHER EXPENSES**                                           .20%     .52%****       .27%
TOTAL PORTFOLIO OPERATING EXPENSES                         .45%     .77%           .97%

* First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent such fee exceeds
 .10% of the Portfolio's average net assets.

** First Tennessee, as Co-administrator, is entitled to receive an annual fee of .05% of the Portfolio's average net assets. First Tennessee has voluntarily agreed to limit the fee that it is entitled to receive as Co-administrator to
 .025% of the Portfolio's average net assets.

*** The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.

**** Because Class II is not currently operational, this amount is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                      CLASS I         CLASS II          CLASS III
                      -------         --------          ---------
After 1 year           $ 46             $ 79             $   99
After 3 years          $144             $246             $  309
After 5 years          $252             $428             $  536
After 10 years         $567             $953             $1,189

--------------------------------------------------------------------------------
           INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS OF THE
                        MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Municipal Money Market Portfolio (the "Portfolio") is to seek as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Portfolio will invest at least 65% of its total assets in high-quality, short-term municipal obligations. The Portfolio also may invest in high-quality, long-term, fixed, variable, or floating rate instruments (including tender option bonds) that have interest rates, maturities, and prices comparable to similar short-term instruments. Under normal market conditions, the investments of the Portfolio will be managed in a manner so that at least 80% of the income earned by the Portfolio will be exempt from federal income tax. The Portfolio also may invest in repurchase and reverse repurchase agreements.

PRIMARY RISKS -- The primary risks of investing in this Fund are interest rate risk, credit risk and taxable risk.

o INTEREST RATE RISK. When interest rates change, the value of the Portfolio's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

o CREDIT RISK. The value of the debt securities held by the Portfolio fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

o TAXABLE INCOME RISK. The risk that income earned on municipal obligations may be subject to state and/or local taxes or may be treated as a preference item for determining the federal alternative minimum tax.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

SHOULD I INVEST IN THE MUNICIPAL MONEY MARKET PORTFOLIO?

The Portfolio may be appropriate for you if:

o        You require stability of principal.

o You are seeking a money market mutual fund for the cash portion of your asset allocation program.

o You are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

o        You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

                                   FUND FACTS

GOAL:

The Municipal Money Market Portfolio seeks as high a level of federally tax-exempt income as is consistent with the preservation of principal and liquidity and the maintenance of a stable share price of $1.00.

PRINCIPAL INVESTMENTS:

o  Tax, revenue or bond anticipation notes

o  Tax-exempt commercial paper

o  Municipal lease obligations

o  Resource recovery bonds

o  Stand-by commitments

o  Zero coupon bonds

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:

o  Class I

o  Class II

o  Class III

AVERAGE PORTFOLIO MATURITY:

90 days or less

INVESTMENT ADVISER:

o  First Tennessee

INVESTMENT SUB-ADVISER:

o  BIMC

DISTRIBUTOR:

o  ALPS

--------------------------------------------------------------------------------
               PERFORMANCE OF THE MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. THE PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

                       YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
--------  --------  --------  --------  --------  --------  --------
  2.30%     2.77%     3.77%     3.34%     3.36%     3.16%     3.04%

Best Quarter (quarter ended June 30, 1995) -- 0.99%

Worst Quarter (quarter ended June 30, 1993) -- 0.54%

Year-to-date return (as of September 30, 2000) -- 2.90%

The table below lists the Municipal Money Market Portfolio's average year-by-year return by class over the past one and five year periods and since the inception of each class of shares. If you would like to know the current 7 day yield of the Municipal Money Market Portfolio, please call First Funds at 1-800-442-1941 (option 1).

                           AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)

                 INCEPTION DATE       1 YEAR       5 YEARS       SINCE INCEPTION
                 --------------       ------       -------       ---------------
CLASS I             11/12/92           3.04%        3.33%             3.09%
CLASS II*                               N/A          N/A               N/A
CLASS III            7/28/95           2.70%         N/A              2.97%

* Information for Class II shares is not included in the table because this Class was not operational as of the date of this prospectus.

--------------------------------------------------------------------------------
            FEES AND EXPENSES OF THE MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS I      CLASS II     CLASS III
                                                          -------      --------     ---------
Maximum sales charge (load) imposed on                    None          None         None
purchases as a percentage of offering price
Maximum deferred sales charge (load)                      None          None         None
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)        CLASS I      CLASS II     CLASS III
                                                          -------      --------     ---------
Management Fees*                                            .25%       .25%          .25%
Distribution (12b-1) Fees                                   .00%       .00%          .45%***
Other Expenses**                                            .20%       .51%****      .26%
Total Portfolio Operating Expenses                          .45%       .76%          .96%

* First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent such fee exceeds
 .10% of the Portfolio's average net assets.

** First Tennessee , as Co-administrator, is entitled to receive an annual fee of .05% of the Portfolio's average net assets. First Tennessee has voluntarily agreed to limit the fee that it is entitled to receive as Co-administrator to
 .025% of the Portfolio's average net assets.

*** The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.

**** Because Class II is not currently operational, this amount is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                      CLASS I         CLASS II          CLASS III
                      -------         --------          ---------
After 1 year           $ 46             $ 78             $   98
After 3 years          $144             $243             $  306
After 5 years          $252             $422             $  531
After 10 years         $567             $942             $1,177

--------------------------------------------------------------------------------
           INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS OF THE
                             CASH RESERVE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Cash Reserve Portfolio (the "Portfolio") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY -- The Portfolio may invest in a broad range of high-quality, short-term, U.S. dollar-denominated money market obligations, including, but not limited to: certificates of deposit, commercial paper, bankers' acceptances, and notes issued by U.S. banks. The securities in which the Portfolio typically invests are issued by issuers in the financial services industry, including, foreign and domestic banks, insurance companies, brokerage firms, and consumer and industrial finance companies. The Portfolio also may invest in repurchase and reverse repurchase agreements.

PRIMARY RISKS -- The primary risks of investing in this Fund are interest rate risk, credit risk and foreign risks.

o INTEREST RATE RISK. When interest rates change, the value of the Portfolio's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

o CREDIT RISK. The value of the debt securities held by the Portfolio fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

o FOREIGN RISKS. The risk that foreign securities may be adversely affected by political instability of the issuer's country, changes in currency exchange rates, foreign economic conditions, or regulatory and reporting standards that are less stringent than those of the United States. Foreign investment risks will normally be greatest when a Fund invests in issuers located in emerging countries.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

SHOULD I INVEST IN THE CASH RESERVE PORTFOLIO?

The Portfolio may be appropriate for you if:

o        You require stability of principal.

o You are seeking a money market mutual fund for the cash portion of your asset allocation program.

o You are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

o        You consider yourself a saver rather than an investor.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

                                   FUND FACTS

GOAL:

The Cash Reserve Portfolio seeks as high a level of current income as is consistent with the preservation of principal and liquidity and the maintenance of a stable share price of $1.00.

PRINCIPAL INVESTMENTS:

o  Certificates of deposit

o  Commercial paper

o  Bankers' acceptances

o  Bank notes

o  U.S. government obligations

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:

o  Class I

o  Class II

o  Class III

INVESTMENT ADVISER:

o  First Tennessee

INVESTMENT SUB-ADVISER:

o  BIMC

DISTRIBUTOR:

o  ALPS

--------------------------------------------------------------------------------
                    PERFORMANCE OF THE CASH RESERVE PORTFOLIO
--------------------------------------------------------------------------------

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. THE PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

                       YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/95       12/31/96       12/31/97       12/31/98       12/31/99
--------       --------       --------       --------       --------
  5.74%          5.18%          5.37%          5.32%          4.96%

Best Quarter (quarter ended June 30, 1995) -- 1.45%

Worst Quarter (quarter ended June 30, 1999) -- 1.14%

Year-to-date return (as of September 30, 2000) -- 4.64%

The table below lists the Cash Reserve Portfolio's average year-by-year return by class over the past one and five year periods and since the inception of each class of shares. If you would like to know the current 7 day yield of the Cash Reserve Portfolio, please call First Funds at 1-800-442-1941, (option 1).

                           AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)

               INCEPTION DATE      1 YEAR      5 YEARS      SINCE INCEPTION
               --------------      ------      -------      ---------------
CLASS I            9/26/94          4.96%       5.31%            5.31%
CLASS II*                            N/A         N/A              N/A
CLASS III          7/28/95          4.71%        N/A             5.01%

* Information for Class II shares is not included in the table because this Class was not operational as of the date of this prospectus.

--------------------------------------------------------------------------------
                 FEES AND EXPENSES OF THE CASH RESERVE PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)                CLASS I     CLASS II     CLASS III
                                                         -------     --------     ---------
Maximum sales charge (load) imposed on                    None         None         None
purchases as a percentage of offering price
Maximum deferred sales charge (load)                      None         None         None
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)       CLASS I     CLASS II     CLASS III
                                                         -------     --------     ---------
Management Fees*                                           .25%      .25%          .25%
Distribution (12b-1) Fees                                  .00%      .00%          .45%***
Other Expenses**                                           .23%      .48%****      .23%
Total Portfolio Operating Expenses                         .48%      .73%          .93%

* First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent such fee exceeds
 .10% of the Portfolio's average net assets.

** First Tennessee , as Co-administrator, is entitled to receive an annual fee of .05% of the Portfolio's average net assets. First Tennessee has voluntarily agreed to limit the fee that it is entitled to receive as Co-administrator to
 .025% of the Portfolio's average net assets.

*** The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .25%.

**** Because Class II is not currently operational, this amount is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                      CLASS I         CLASS II          CLASS III
                      -------         --------          ---------
After 1 year           $ 49             $ 75              $   95
After 3 years          $154             $233              $  296
After 5 years          $269             $406                $515
After 10 years         $603             $906              $1,142

--------------------------------------------------------------------------------
                               INVESTMENT DETAILS
--------------------------------------------------------------------------------

The U.S. Treasury Money Market Portfolio, the U.S. Government Money Market Portfolio, the Municipal Money Market Portfolio, and the Cash Reserve Portfolio are each referred to as the "Portfolio" or a "Portfolio" and together as the "Portfolios" or the "Money Market Portfolios."

OUR INVESTMENT STRATEGY -- Each Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a portfolio of high quality money market instruments. Pursuant to procedures adopted by the Trustees, each Portfolio may purchase only high quality money market obligations that satisfy the investment restrictions of the applicable Portfolio and that the Sub-Adviser believes present minimal credit risks. To be considered high quality, a security must be a U.S. government security; or rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by BIMC. Also, with limited exceptions, each Portfolio must limit its investments to obligations with remaining maturities of 397 days or less, as determined in accordance with applicable rules adopted by the SEC. Each Portfolio also must maintain a dollar-weighted average maturity of 90 days or less.

The Cash Reserve Portfolio also may invest in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where BIMC deems the instrument to present minimal credit risks. Such investments may include Eurodollar Certificates of Deposit (ECDs), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (ETDs), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (CTDs), which are essentially the same U.S. dollar-denominated instruments as ETDs, except that they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (Yankee
CDs), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

CONCENTRATION RISK -- The Municipal Money Market Portfolio and Cash Reserve Portfolio each may invest up to 25% of their total assets in a particular industry. The Municipal Money Market Portfolio may invest any portion of its assets in industrial revenue bonds (IRBs) backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry. The Municipal Money Market Portfolio may also invest 25% or more of its total assets in securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. The Cash Reserve Portfolio may invest 25% or more of its total assets in securities in the financial services industry. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios' performance.

PRINCIPAL RISKS -- The following table describes the securities in which the Portfolios typically invest and the principal risks associated with those securities.

             SECURITIES                     PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY

COMMERCIAL PAPER: Unsecured promissory       CREDIT RISK -- The risk that the issuer of
notes that corporations typically issue to   a security, or a party to a contract, will
finance current operations and other         default or otherwise not honor a financial
expenditures.                                obligation.

                                             INTEREST RATE RISK -- The risk of a
                                             decline in market value of an interest
                                             bearing instrument due to changes in
                                             interest rates. For example, a rise in
                                             interest rates typically will cause the
                                             value of a fixed rate security to fall. On
                                             the other hand, a decrease in interest
                                             rates will cause the value of a fixed rate
                                             security to increase. In general, shorter
                                             term securities offer greater stability
                                             and are less sensitive to changes in
                                             interest rates. Longer term securities of
                                             the type in which a Portfolio invests
                                             offer less stability and tend to be more
                                             sensitive to changes in interest rates,
                                             but generally offer higher yields.

             SECURITIES                     PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY

COMMERCIAL PAPER (CONTINUED)                 LIQUIDITY RISK -- The risk that certain
                                             securities or other investments may be
                                             difficult or impossible to sell at the
                                             time a Portfolio would like to sell them
                                             or it may be difficult for a Portfolio to
                                             sell the investment for the value the
                                             Portfolio has placed on it.


INDUSTRIAL REVENUE BONDS: Revenue bonds      CREDIT RISK
that are backed by a state of a private
issuer.                                      INTEREST RATE RISK

                                             LIQUIDITY RISK

CORPORATE DEBT OBLIGATIONS: Corporate debt   CALL RISK -- The risk that an issuer will
obligations include bonds, notes,            exercise its right to pay principal on an
debentures, and other obligations of         obligation held by a Portfolio (such as a
corporate entities to pay interest and       mortgage-backed security) earlier than
repay principal.                             expected. This may happen when there is a
                                             decline in interest rates. Under these
                                             circumstances, the Portfolio may be unable
                                             to recoup all of its initial investment
                                             and will also suffer from having to
                                             reinvest in lower yielding securities.

                                             CREDIT RISK

                                             EXTENSION RISK -- The risk that an issuer
                                             will exercise its right to pay principal
                                             on an obligation held by a Portfolio (such
                                             as a mortgage-backed security) later than
                                             expected. This may happen when there is a
                                             rise in interest rates. Under these
                                             circumstances, the value of the obligation
                                             will decrease and the Portfolio will also
                                             suffer from the inability to invest in
                                             higher yielding securities.

                                             INTEREST RATE RISK

                                             LIQUIDITY RISK

U.S. GOVERNMENT OBLIGATIONS: U.S.            CALL RISK
government obligations are debt
obligations issued or guaranteed by the      EXTENSION RISK
U.S. Treasury or by an agency or
instrumentality of the U.S. government.      INTEREST RATE RISK
Not all U.S. government obligations are
backed by the full faith and credit of the
United States. For example, obligations
issued by the Federal Farm Credit Bank or
by the Federal National Mortgage
Association are supported by the agency's
right to borrow money from the U.S.
Treasury under certain circumstances.
There is no guarantee that the government
will support these obligations if it is
not required to do so, and, therefore,
they involve more risk than other
government obligations.

             SECURITIES                     PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY

MUNICIPAL OBLIGATIONS (IN GENERAL):          CREDIT RISK
Securities that are issued to raise money
for various public purposes, including       INTEREST RATE RISK
general purpose financing for state and
local governments as well as financing for   LIQUIDITY RISK
specific projects or public facilities.
Municipal obligations may be backed by the   TAXABLE INCOME RISK -- The risk that
full taxing power of a municipality or by    income earned on municipal obligations may
the revenues from a specific project or      be subject to state or and local taxes or
the credit of a private organization. Some   may be treated as a preference item for
municipal obligations are insured by         determining the federal alternative
private insurance companies, while others    minimum tax.
may be supported by letters of credit
furnished by domestic or foreign banks.

MUNICIPAL LEASE OBLIGATIONS: Securities      CREDIT RISK
issued by state and local governments or
authorities to acquire land and a wide       INTEREST RATE RISK
variety of equipment and facilities. These
obligations typically are not backed by      LIQUIDITY RISK
the credit of the issuing municipality,
and their interest may become taxable if
the lease is assigned. If funds are not
appropriated for the lease payments for
the following year, the lease may
terminate, with the possibility of
significant loss to the Portfolio holding
the securities. Certificates of
Participation in municipal lease
obligations or installment sales contracts
entitle the holder to a proportionate
interest in the lease purchase payments
made.

SECURITIES OF FOREIGN ISSUERS: Securities    FOREIGN RISKS -- The risk that foreign
issued by: (1) Companies organized outside   securities may be adversely affected by
the United States, (2) companies whose       political instability of the issuer's
securities are principally traded outside    country, changes in currency exchange
of the United States, and (3) foreign        rates, foreign economic conditions, or
governments and agencies or                  regulatory and reporting standards that
instrumentalities of foreign governments.    are less stringent than those of the
Securities of foreign issuers includes       United States. Foreign investment risks
American Depositary Receipts (ADRs), which   will normally be greatest when a Fund
are U.S. dollar-denominated securities.      invests in issuers located in emerging
                                             countries.

REPURCHASE AGREEMENTS AND REVERSE            CREDIT RISK
REPURCHASE AGREEMENTS: An agreement
between a buyer and seller of securities
in which the seller agrees to buy the
securities back within a specified period
of time at the same price the buyer paid
for them, plus an amount equal to an
agreed upon interest rate.

TAX-EXEMPT COMMERCIAL PAPER: Promissory      CREDIT RISK
notes issued by municipalities to help
finance short-term capital or operating      INTEREST RATE RISK
needs.
                                             LIQUIDITY RISK

In addition to the securities identified above, the Portfolio may, from time to time, engage in the following non-principal investment practices or techniques:

BORROWING FROM BANKS. The Portfolios may borrow money from banks (up to 33 1/3% of the Portfolio's total assets) for temporary or emergency purposes.

DERIVATIVE INSTRUMENTS. The Municipal Money Market and Cash Reserve Portfolios also may invest in instruments and securities generally known as derivative investments. These investments may include the use of derivative/synthetic municipals (e.g., tender option bonds and certificates of participation), zero coupon bonds, and stripped fixed-income obligations.

WHAT IS A DERIVATIVE INSTRUMENT?

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been traded on regulated exchanges for more than two decades.

BIMC may not buy any of these instruments or use any of these techniques unless it believes that doing so will help the Portfolios achieve their investment objective. Use of these instruments and techniques can alter the risk and return characteristics of a Portfolio. They also may result in a loss of principal if BIMC judges market conditions incorrectly or employs a strategy that does not correlate well with the investment strategy of the Portfolios.

LENDING SECURITIES. The Portfolios may temporarily lend up to 33 1/3% of its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized.

For more information about the securities in which the Portfolios invests and their associated risks, please refer to the Appendix to this Prospectus and the SAI.

--------------------------------------------------------------------------------
                           WHO MANAGES THE PORTFOLIOS?
--------------------------------------------------------------------------------

First Tennessee, 530 Oak Court Dr., Memphis, Tennessee, serves as the investment adviser to each Portfolio and, with the prior approval of the Board of Trustees (the "Trustees") has engaged BlackRock to act as Sub-Adviser to the Portfolios. Subject to First Tennessee's supervision, BlackRock is responsible for the day-to-day investment management of the Portfolios, including providing investment research and credit analysis concerning portfolio investments and conducting a continuous program of investment of portfolio assets in accordance with the investment policies and objectives of the Portfolios.

For managing its investment and business affairs, each Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of .25% of aggregate average net assets of all the Money Market Portfolios through $1 billion, and .22% on amounts greater than $1 billion. First Tennessee has voluntarily agreed to waive a portion of the fee that it is entitled to receive under the Investment Advisory and Management Agreement (the "Agreement") to the extent such fees exceed .08% of the U.S. Treasury Money Market Portfolio's average net assets and .10% of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolio's average net assets. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $23.2 billion in assets under administration (including nondiscretionary accounts) and $9.8 billion in assets under management as of June 30, 2000, and has experience in supervising sub-advisers.

BIMC (formerly known as PNC Institutional Management Corporation), 400 Bellevue Parkway, Wilmington, Delaware, serves as the Sub-Adviser for each Portfolio subject to the supervision of First Tennessee, pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. BIMC is an indirect, wholly owned subsidiary of PNC Bank Corp. (PNC Bank), a multi-bank holding company. BIMC was organized in 1973 to perform advisory services for investment companies. BIMC changed its name in 1998 following a reorganization of its investment management operations. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1847. BIMC advises or manages approximately 48 short-term liquid asset portfolios, including money market portfolios, with total assets of approximately $53.6 billion as of June 30, 2000.

--------------------------------------------------------------------------------
                         HOW TO INVEST IN THE PORTFOLIOS
--------------------------------------------------------------------------------

CLASS I

WHO MAY INVEST?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other institutional investors serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolios.

Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

Each Institutional Investor will transmit orders to Boston Financial Data Services (the "Transfer Agent"). If an order is received by the Transfer Agent prior to the close of business (normally 2:00 p.m. Eastern Time) on any Business Day (as defined in the section "How Are Portfolios Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) next calculated after an order is received and accepted by the Transfer Agent. The Portfolios require advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941 (option 2), prior to the close of business (normally 2:00 p.m. Eastern Time) on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of the Portfolios without notice to shareholders.

WHAT CLASSES OF SHARES DO THE MONEY MARKET PORTFOLIOS OFFER?

The U.S. Treasury Money Market Portfolio offers investors four different classes of shares. The other Money Market Portfolios offer investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities; however, each class is subject to different expenses and likely will have different share prices. When you buy shares, be sure to tell us the class of shares in which you would like to invest.

CLASS I SHARES. Class I shares are offered to institutional investors exclusively. Class I shares are not subject to any sales loads and do not incur distribution or shareholder servicing fees.

CLASS II, III AND IV SHARES. Class II, III, and IV shares are offered to investors with a lower investment minimum. These classes also incur varying levels of distribution or shareholder servicing fees. Class IV shares are only offered by the U.S. Treasury Money Market Portfolio.

MINIMUM INVESTMENT AND ACCOUNT BALANCE.

The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolios. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolios may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before the account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to another class of shares. Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2), to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 2:00 p.m. Eastern Time) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at P.O. Box 8050, Boston, MA 02266.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect a Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent portfolio securities are traded in other markets on days when the NYSE is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

The Portfolios also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in BIMC's opinion, they are of a size that would disrupt management of a Portfolio.

In order to allow BIMC to manage the Portfolios most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone. Please note that the Portfolios and their agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolios or their agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolios or their agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II, III, AND IV

WHO MAY INVEST?

Class II, III, and IV shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense structures to choose between. See "Fees and Expenses of the Portfolios".

INVESTMENT REQUIREMENTS

The minimum initial investment in Class II, III, and IV shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus/First Horizon Card Program" (a consumer discount card program provided by First Horizon Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. However, the Portfolios, at their own discretion, reserve the right to waive the minimum initial investment from $1,000 to $100 for certain programs offered by First Tennessee.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in a Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). Each Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolios and their agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolios or their agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want ability to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call them for instructions.

HOW DO I SET UP AN ACCOUNT?

You may set up an account directly in a Portfolio or you may invest in a Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.


If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before the close of business (normally 2:00 p.m. Eastern Time) in order for you to receive that day's share price. An investor will earn dividends declared on the day of purchase if the funds are received by the Transfer Agent that day.

HOW DO I INVEST DIRECTLY?

When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, MA 02266-8050. Telephone representatives are available at 1-800-442-1941 (option 2), between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

Investments may be made in several ways:

BY MAIL: Make your check payable to FIRST FUNDS [NAME OF PORTFOLIO], and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your completed application.

BY BANK TRANSFER (ACH): Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at 1-800-442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE: Call 1-800-442-1941 (option 2), to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         State Street Bank and Trust Company
         ABA #011000028
         First Funds
         Account #9905-440-5
         (Account Registration)
         (Account Number)
         (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call 1-800-442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

You may redeem all or a portion of your shares on any day that the Portfolios are open for business. Shares will be redeemed at the next calculated NAV after the Transfer Agent has received the redemption request and will earn dividends declared through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below.

A signature guarantee is designed to protect you, the Portfolios, and their agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY PHONE: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at 1-800-442-1941 (option 2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Also, neither First Funds, First Tennessee, BIMC, nor the Transfer Agent or any of their agents will be responsible for acting on telephone instructions they believe are genuine. For more information about telephone redemptions, please call 1-800-442-1941 (option 2).

BY BANK TRANSFER (ACH): When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

BY WIRE: You may make redemptions by wire provided you have established your account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 2:00 p.m. Eastern Time), proceeds of the redemption will be wired as federal funds on the same day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

BY CHECK: You may request on your Account Application or by written request to the Trust that a Portfolio provide you with Redemption Checks ("Checks") which you can write on your account. In order to establish the checkwriting option, you must manually sign a signature card. Corporations, trusts and other organizations should call or write the Portfolio's Distributor before submitting signature cards as additional documents may be required to establish the checkwriting service. The Trust will send checks only to the registered owner(s) of the account and only to the address listed in the Trust's records. You may make checks payable to the order of any person in the amount of $250 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause a Portfolio to redeem a sufficient number of your shares to cover the amount of the Check. Shares earn dividends through the day prior to the day that the redemption is processed. There is no charge to you for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon request, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. A Portfolio cannot guarantee a stop payment order on a Check. You must submit any request to reverse a stop payment order in writing.

You may not write a Check to redeem shares which you purchase by check until your check clears. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks written on amounts subject to the hold described above will be returned marked "uncollected." If your check does not clear, you will be responsible for any loss the Portfolio or its service providers incur.

Checkwriting is not available for participants in retirement plan accounts, to shareholders who hold shares in certificate form or to shareholders who are subject to Internal Revenue Service (IRS) backup withholding. You may not use a Check to close an account. The Trust may terminate or alter the checkwriting service at any time.

ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolios may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

If you are investing through an investment adviser, broker dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

HOW DO I REDEEM THROUGH MY INVESTMENT PROFESSIONAL?

On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record.

SYSTEMATIC INVESTING PROGRAM

The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in each Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information.

SYSTEMATIC EXCHANGE PROGRAM

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at 1-800-442-1941 (option

2) for more details on establishing this program. See "How Are Exchanges Made?" for more information on exchanges.

ADDITIONAL INFORMATION

TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolios under one of several tax-deferred plans. These plans let you invest for retirement and defer or eliminate the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements." Plans include traditional Individual Retirement Accounts (IRAs) Roth IRAs, Education IRAs, Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

ALL CLASSES

HOW ARE PORTFOLIOS SHARES VALUED?

The price at which you buy, sell or exchange Portfolios shares is the share price or net asset value (NAV). The share price for each Class of shares of the Portfolios is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolios are open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolios' Business Day, (normally 2:00 p.m. Eastern Time). Share price is not calculated on the days that the NYSE is closed.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Portfolio uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT ARE MY DISTRIBUTION OPTIONS?

Each Portfolio earns interest from its investments. These are passed along as dividend distributions. Income dividends for the Portfolios are declared daily and paid monthly. The Portfolios may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolios. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution. Distribution checks will be mailed no later than seven days after the last day of the month.

3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at 1-800-442-1941. Except as noted below, each Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to the close of business (normally 2:00 p.m. Eastern Time) on any Business Day.

Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II or Class IV shares of other First Funds Portfolios wishing to exchange into one of the Money Market Portfolios that do not offer these classes will receive Class III shares.

If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares.

When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes. In order to protect each Portfolio's performance and its shareholders, First Tennessee and BIMC discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolios reserve the right to refuse any specific purchase order, including certain purchases by exchange if, in BIMC's opinion, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if a Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of that Portfolio's assets. Although each Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolios reserve the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to First Funds at 370 17th Street, Suite 3100, Denver, Colorado 80202 to request additional copies.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Portfolios intend to distribute substantially all of their net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolios are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by a Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their portfolio shares. Distributions from other sources generally are taxed as ordinary income.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolios will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31 of each year.

Federally tax-free interest earned by the Municipal Money Market Portfolio is federally tax-free when distributed as income dividends. If the Portfolio earns federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains from the sale of tax-free bonds held by the Municipal Money Market Portfolio for more than one year result in a taxable capital gain distribution. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends.

REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of a Portfolio are redeemed or exchanged. For most types of accounts, the Portfolios will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolios and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether each Portfolio is suitable given your particular tax situation.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolios to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
               DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act for both the Class III shares of each Portfolio and Class IV shares of the U.S. Treasury Money Market Portfolio (each a "Distribution Plan" and together the "Distribution Plans"). The Distribution Plans permit the use of portfolio assets to compensate ALPS for its services and costs in distributing Class III and Class IV shares and servicing shareholder accounts.

Under the Distribution Plans, ALPS receives an amount up to .45% of the average annual net assets of each Portfolio that are attributable to Class III shares and an amount up to .50% of the average annual net assets of the U.S. Treasury Money Market Portfolio that are attributable to Class IV shares. The Trustees have limited the amount that may be paid under the Class III Distribution Plan to .25%. All or a portion of the fees paid to ALPS under the Distribution Plans will, in turn, be paid to certain broker-dealers, investment advisers, and other third parties (each an "Investment Professional" and collectively "Investment Professionals") as compensation for selling Class III and IV shares and for providing ongoing sales support services.

The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II shares of each Portfolio and Class IV shares of the U.S. Treasury Money Market Portfolio. Under the Shareholder Servicing Plans, certain broker-dealers, banks, and other financial institutions (collectively "Service Organizations") are paid, as compensation for shareholder services and account maintenance, an amount equal to .25% of the average annual net assets of each Portfolio that are attributable to Class II shares and an amount equal to .25% of the average annual net assets of the U.S. Treasury Money Market Portfolio that are attributable to Class IV shares. These services include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting.

Because the fees paid under the Distribution and the Shareholder Servicing Plans are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights Table is presented to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request by calling First Funds at 1-800-442-1941 (option 1).

U.S. TREASURY MONEY MARKET PORTFOLIO

                                                                                CLASS I
                                                       -------------------------------------------------------
                                                                              For the Year
                                                                             Ended June 30,
                                                       -------------------------------------------------------
                                                         2000       1999         1998       1997        1996
                                                       -------     -------     -------     -------     -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------
Income from investment operations:
Net investment income                                    0.052       0.044       0.051       0.050       0.052
                                                       -------     -------     -------     -------     -------
Distributions:
Net investment income                                   (0.052)     (0.044)     (0.051)     (0.050)     (0.052)
                                                       -------     -------     -------     -------     -------
Net asset value, end of period                         $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------

TOTAL RETURN+                                             5.31%       4.51%       5.19%       5.09%       5.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $ 6,880     $ 7,309     $19,314     $ 6,141     $75,703
Ratio of expenses to average net assets (1)               0.39%       0.51%       0.45%       0.37%       0.36%
Ratio of net investment income to average net assets      5.13%       4.57%       5.09%       5.01%       5.19%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.              0.68%       0.69%       0.63%       0.55%       0.56%

                                                                              CLASS III
                                                       -------------------------------------------------------
                                                                             For the Year
                                                                            Ended June 30,
                                                       -------------------------------------------------------
                                                         2000       1999         1998       1997        1996
                                                       -------     -------     -------     -------     -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------
Income from investment operations:
Net investment income                                    0.048       0.042       0.049       0.047       0.044
                                                       -------     -------     -------     -------     -------
Distributions:
Net investment income                                   (0.048)     (0.042)     (0.049)     (0.047)     (0.044)
                                                       -------     -------     -------     -------     -------
Net asset value, end of period                         $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======     =======     =======

TOTAL RETURN+                                             4.90%       4.27%       5.03%       4.84%       4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $ 1,076     $ 4,661     $42,288     $61,135     $ 3,528
Ratio of expenses to average net assets (1)               0.78%       0.73%       0.62%       0.62%       0.62%*
Ratio of net investment income to average net assets      4.74%       4.35%       4.92%       4.76%       4.93%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.              1.08%       0.91%       0.80%       0.80%       0.82%*

*  Annualized.

** Class III commenced operations on August 8, 1995.

+ Total return would have been lower had various fees not been waived during the period.

#  Total returns for periods of less than one year are not annualized.

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO (CONTINUED)

                                                       CLASS IV
                                                    --------------

                                                    For the Period
                                                    Ended June 30,
                                                    --------------
                                                        2000**
                                                    --------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $  1.00
                                                       -------
Income from investment operations:
Net investment income                                    0.030
                                                       -------
Distributions:
Net investment income                                   (0.030)
                                                       -------
Net asset value, end of period                         $  1.00
                                                       =======

TOTAL RETURN+                                             3.01%#
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    77
Ratio of expenses to average net assets (1)               1.12%*
Ratio of net investment income to average net assets      4.40%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.              1.42%*

*  Annualized.

** Class IV commenced operations on December 2, 1999.

+ Total return would have been lower had various fees not been waived during the period.

#  Total returns for periods of less than one year are not annualized.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                     CLASS I
                                                       ---------------------------------------------------------------------------

                                                                                  For the Year
                                                                                 Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
                                                       -----------     -----------     -----------     -----------     -----------

SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.053           0.047           0.052           0.051           0.053
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.053)         (0.047)         (0.052)         (0.051)         (0.053)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------

TOTAL RETURN+                                                 5.48%           4.81%           5.37%           5.23%           5.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    81,992     $    94,079     $    88,255     $    94,541     $    88,111
Ratio of expenses to average net assets (1)                   0.28%           0.39%           0.35%           0.35%           0.33%
Ratio of net investment income to average net assets          5.35%           4.71%           5.24%           5.11%           5.28%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                   0.45%           0.56%           0.52%           0.53%           0.53%

                                                                                      CLASS III
                                                       -----------------------------------------------------------------------

                                                                                     For the Year
                                                                                    Ended June 30,
                                                       -----------------------------------------------------------------------
                                                          2000           1999           1998           1997            1996**
                                                       ----------     ----------     ----------     ----------      ----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $     1.00     $     1.00     $     1.00     $     1.00      $     1.00
                                                       ----------     ----------     ----------     ----------      ----------
Income from investment operations:
Net investment income                                       0.050          0.043          0.049          0.048           0.044
                                                       ----------     ----------     ----------     ----------      ----------
Distributions:
Net investment income                                      (0.050)        (0.043)        (0.049)        (0.048)         (0.044)
                                                       ----------     ----------     ----------     ----------      ----------
Net asset value, end of period                         $     1.00     $     1.00     $     1.00     $     1.00      $     1.00
                                                       ==========     ==========     ==========     ==========      ==========

TOTAL RETURN+                                                5.15%          4.42%          5.05%          4.91%         4.49%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    3,435     $    1,674     $    2,513     $    3,486      $      228
Ratio of expenses to average net assets (1)                  0.59%          0.73%          0.65%          0.65%           0.65%*
Ratio of net investment income to average net assets         5.04%          4.37%          4.94%          4.81%           4.96%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                  0.77%          0.90%          0.82%          0.83%           0.85%*

 * Annualized.

** Class III commenced operations on August 8, 1995.

 + Total return would have been lower had various fees not been waived during the period.

 # Total returns for periods of less than one year are not annualized.

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                         CLASS I
                                                       ---------------------------------------------------------------------------

                                                                                       For the Year
                                                                                      Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
                                                       -----------     -----------     -----------     -----------     -----------

SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.035           0.029           0.033           0.033           0.035
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.035)         (0.029)         (0.033)         (0.033)         (0.035)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------

TOTAL RETURN+                                                 3.56%           2.92%           3.33%           3.32%           3.52%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    44,535     $    56,438     $    36,279     $    45,988     $    71,665
Ratio of expenses to average net assets (1)                   0.27%           0.33%           0.38%           0.35%           0.32%
Ratio of net investment income to average net assets          3.48%           2.87%           3.28%           3.25%           3.50%

(1)During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  0.45%           0.50%           0.56%           0.53%           0.52%

                                                                                       CLASS III
                                                      ----------------------------------------------------------------------------

                                                                                      For the Year
                                                                                     Ended June 30,
                                                      ----------------------------------------------------------------------------
                                                          2000            1999            1998            1997             1996**
                                                      -----------     -----------     -----------     -----------      -----------

SELECTED PER - SHARE DATA
Net asset value, beginning of period                  $      1.00     $      1.00     $      1.00     $      1.00      $      1.00
                                                      -----------     -----------     -----------     -----------      -----------
Income from investment operations:
Net investment income                                       0.032           0.025           0.030           0.030            0.030
                                                      -----------     -----------     -----------     -----------      -----------
Distributions:
Net investment income                                      (0.032)         (0.025)         (0.030)         (0.030)          (0.030)
                                                      -----------     -----------     -----------     -----------      -----------
Net asset value, end of period                        $      1.00     $      1.00     $      1.00     $      1.00      $      1.00
                                                      ===========     ===========     ===========     ===========      ===========

TOTAL RETURN+                                                3.24%           2.56%           3.06%           3.03%            3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $     5,527     $     5,333     $     3,929     $    12,886      $     2,905
Ratio of expenses to average net assets (1)                  0.58%           0.68%           0.63%           0.62%            0.58%*
Ratio of net investment income to average net assets         3.17%           2.52%           3.03%           2.98%            3.24%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                  0.76%           0.86%           0.81%           0.79%            0.78%*

 * Annualized.

** Class III commenced operations on July 28, 1995.

 + Total return would have been lower had various fees not been waived during the period.

 # Total returns for periods of less than one year are not annualized.

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                                         CLASS I
                                                       ---------------------------------------------------------------------------

                                                                                       For the Year
                                                                                      Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.054           0.048           0.053           0.051           0.053
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.054)         (0.048)         (0.053)         (0.051)         (0.053)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------

TOTAL RETURN+                                                 5.56%           4.94%           5.46%           5.23%           5.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    32,028     $    29,351     $    40,242     $    14,241     $    16,369
Ratio of expenses to average net assets (1)                   0.31%           0.39%           0.36%           0.40%           0.42%
Ratio of net investment income to average net assets          5.55%           4.84%           5.33%           5.13%           5.22%

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                   0.48%           0.56%           0.54%           0.57%           0.61%

                                                                                        CLASS III
                                                       ---------------------------------------------------------------------------

                                                                                       For the Year
                                                                                      Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                           2000           1999            1998            1997            1996**
                                                       ------------   ------------    ------------    ------------    ------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $       1.00   $       1.00    $       1.00    $       1.00    $       1.00
                                                       ------------   ------------    ------------    ------------    ------------
Income from investment operations:
Net investment income                                         0.053          0.046           0.051           0.049           0.047
                                                       ------------   ------------    ------------    ------------    ------------
Distributions:
Net investment income                                        (0.053)        (0.046)         (0.051)         (0.049)         (0.047)
                                                       ------------   ------------    ------------    ------------    ------------
Net asset value, end of period                         $       1.00   $       1.00    $       1.00    $       1.00    $       1.00
                                                       ============   ============    ============    ============    ============

TOTAL RETURN+                                                  5.38%          4.67%           5.21%           5.00%         4.78%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    107,154   $     62,961    $     58,243    $     35,592    $     24,190
Ratio of expenses to average net assets (1)                    0.55%          0.66%           0.60%           0.64%           0.62%*
Ratio of net investment income to average net assets           5.30%          4.58%           5.09%           4.88%           5.02%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                    0.73%          0.83%           0.77%           0.82%           0.81%*

*  Annualized.

** Class III commenced operations on July 28, 1995.

+ Total return would have been lower had various fees not been waived during the period.

#  Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS

The following information provides brief description of the securities in which each Portfolio may invest and the transactions it may make. Each Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with each Portfolio's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may buy and sell obligations on an when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in a Portfolio's share price, yield, and return. Ordinarily, a Portfolio will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A stand-by commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, BIMC determines the liquidity of a Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Each Portfolio may invest up to 10% of its net assets in illiquid investments and private placement.

RESTRICTED SECURITIES. Each Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide features or stand-by commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. BIMC may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, BIMC will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

REFUNDING CONTRACTS. Each Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although a Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

U.S. TREASURY OBLIGATIONS. U.S. treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit a Portfolio to sell them at par value plus accrued interest on short notice.


                                       A-1
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




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
================================================================================

                            [FIRST FUND LETTERHEAD]


                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

If you would like more information about the Portfolio, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Portfolio. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Portfolio at the address or phone number listed below.

Information about the Portfolio (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Portfolio. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Portfolio's annual and semi-annual reports provide additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.





      TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE PORTFOLIO FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE
         PORTFOLIO AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO FIRST FUNDS AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR
                 CALL FIRST FUNDS AT 1-800-442-1941 (OPTION 1).

                                        Investment Company Act File No. 811-6589

                                             FIRST FUNDS

                                             o    Are NOT insured by the FDIC or
                                                  any other governmental agency.

                                             o    Are NOT bank deposits or other
                                                  obligations of or guaranteed
                                                  by First Tennessee Bank
                                                  National Association or any of
                                                  its affiliates.

                                             o    Involve investments risks
                                                  including the possible loss of
                                                  the principal amount invested.

[FIRST TENNESSEE LOGO]

[ALPS MUTUAL FUNDS SERVICES LOGO]

================================================================================

[FIRST FUNDS LOGO]

                          TENNESSEE TAX-FREE PORTFOLIO

                                   PROSPECTUS
                             DATED OCTOBER 28, 2000

                                    CLASS I
                                    CLASS II
                                   CLASS III
                                    CLASS IV



                                    [PHOTO]

                                    [PHOTO]

                                    [PHOTO]

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

                                                                       [GRAPHIC]

-----------------------------------------------------------------------------------------------------------------------
                                                    TABLE OF CONTENTS
                                                                                                                   Page
                                                                                                                   ----
Investment Objective, Principal Strategies and Risks ................................................................1

Performance .........................................................................................................2

Fees and Expenses of the Portfolio ..................................................................................3

Investment Details ..................................................................................................4

Who Manages the Portfolio? ..........................................................................................6

Portfolio Managers ..................................................................................................7

How to Invest in the Portfolio ......................................................................................7

Distribution Plans and Shareholder Servicing Plans .................................................................16

Financial Highlights ...............................................................................................17

Appendix ..........................................................................................................A-1

Additional Information about the Portfolio .................................................................Back Cover
-----------------------------------------------------------------------------------------------------------------------





Not all First Funds Portfolios and/or Classes may be available in your state.






No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

--------------------------------------------------------------------------------
              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Tennessee Tax-Free Portfolio (the "Portfolio") is to provide a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a portfolio consisting primarily of Tennessee tax-free obligations.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal market conditions, the Portfolio invests in investment grade municipal obligations issued by the State of Tennessee or any city, county, school district or any other political agency or sub-division of the State of Tennessee. The Portfolio seeks to invest its assets so that, to the fullest extent possible, the income that is received by the Portfolio will be exempt from both Tennessee and federal income taxes.

The Portfolio may invest in a wide range of municipal obligations, including tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligations or revenue bonds (including municipal lease obligations and resources recovery bonds); and industrial development bonds. The Portfolio may invest in obligations of any duration.

However, while the dollar-weighted average maturity of the Portfolio may vary, the Sub-Adviser currently anticipates that the dollar-weighted average portfolio maturity of the Portfolio will be between 5 and 15 years. As a fixed-income securities adviser, Martin historically has favored securities with a maturity range between 3 and 10 years.

PRIMARY RISKS -- The Portfolio may be appropriate for you if you are seeking a high quality portfolio of municipal obligations and you are seeking income that is exempt from both federal and Tennessee income tax. The Portfolio is not diversified and it may invest a higher percentage of its assets in the securities of a smaller number of issuers.

For more information about the risk factors identified above, please refer to the section entitled "Investment Details" later in this prospectus. The SAI contains additional information about the risks associated with investing in the Portfolio.

AN INVESTOR IN THE PORTFOLIO COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS OF TIME.

PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE, AND AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OR ANY OTHER OBLIGATION OF A BANK, IS NOT INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY GOVERNMENT AGENCY, AND INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

SHOULD I INVEST IN THE TENNESSEE TAX-FREE PORTFOLIO?

The Portfolio may be appropriate for you if:

o You are seeking higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed income securities.

o        You are seeking an income mutual fund for an asset allocation program.

o You have a longer term investment perspective and are prepared to maintain your investment in the Portfolio for several years.

REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT
PLAN.

                                   FUND FACTS

GOAL:

To provide a high level of current income that is exempt from both federal and Tennessee personal income tax.

PRINCIPAL INVESTMENTS:

o        Tennessee Municipal Bonds

AVERAGE PORTFOLIO MATURITY:

3-10 Years

CLASSES OF SHARES OFFERED IN THIS PROSPECTUS:

o        Class I

o        Class II

o        Class III

o        Class IV

INVESTMENT ADVISER:

o        First Tennessee Bank National Association ("First Tennessee" or
         "Adviser")

INVESTMENT SUB-ADVISER:

o        Martin & Company, Inc. ("Martin" or "Sub-Adviser")

PORTFOLIO MANAGERS:

o        Ralph W. Herbert

o        Ted L. Flickinger, Jr.

DISTRIBUTOR:

o        ALPS Mutual Funds Services, Inc. ("ALPS")

--------------------------------------------------------------------------------
                                  PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio. Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past. THE PAST PERFORMANCE OF THE PORTFOLIO DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.



WHAT IS THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX?

The Lehman Brothers 10-Year Municipal Bond Index is a broad market performance benchmark for the shorter-term tax-exempt municipal bond market. The Lehman Brothers 10-Year Municipal Bond Index is not a mutual fund, and you cannot invest in it directly. Also, the performance of the Lehman Brothers 10-Year Municipal Bond Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

                      YEAR-BY-YEAR TOTAL RETURN (CLASS I)

12/31/96       12/31/97       12/31/98       12/31/99
--------       --------       --------       --------
 3.64%           8.61%          6.11%         (0.64)%

Best Quarter (quarter ended June 30, 1997) -- 3.53%
Worst Quarter (quarter ended June 30, 1999) -- (1.70)%
Year-to-date return (as of September 30, 2000) -- 4.84%

The following table lists the Portfolio's average year-by-year return by class over the past one year period and since the inception of each class of shares. The table also compares the average annual total returns of each class of shares for the periods shown to the performance of the Lehman Brothers 10-Year Municipal Bond Index.


                          AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)

                            INCEPTION DATE           1 YEAR         SINCE INCEPTION
                            --------------           ------         ---------------
Class I                        12/15/95              (0.64)%             4.50%
Class II                       12/29/95              (3.40)%             3.65%
Class III                      12/15/95              (2.10)%             4.19%
Class IV*                      08/03/99                  N/A               N/A
Lehman Brothers 10-Year        12/15/95              (1.71)%             4.63%
Municipal Bond Index

* Information for Class IV shares is not included in the table because the Class has not been in existence for one full calendar year.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(fees paid directly from your investment)            CLASS I   CLASS II     CLASS III     CLASS IV
                                                     -------   --------     ---------     --------
Maximum sales charge (load) imposed on                 None     2.50%           None         None
purchases as a percentage of offering price

Maximum deferred sales charge (load)                   None      None         1.00%*        3.00%
(as a percentage of original purchase price
or redemption proceeds, as applicable)

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)

Management Fees**                                      .50%      .50%           .50%        .50%
12b-1 Fees                                             .00%      .00%           .75%***     .70%
Other Expenses                                         .31%      .59%****       .59%****    .32%*****
Total Portfolio Operating Expenses                     .81%     1.09%          1.84%       1.52%

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions from Class III after one year from date of purchase.

** First Tennessee, as Investment Adviser, has voluntarily agreed to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent that such management fee exceeds .30% of the average net assets of the Portfolio.

*** The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .50%.

**** Other Expenses include shareholder servicing fees of 0.25% with respect to Class II and III. The Trustees have agreed to limit the shareholder servicing fees applicable to Class III shares to 0.00%. ***** Because Class IV shares have not been in existence for a full year, this amount is estimated.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each class of shares offered by the Portfolio. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                                ASSUMING REDEMPTION               ASSUMING NO
                                  AT END OF PERIOD                 REDEMPTION
                   -----------------------------------------  --------------------
                   CLASS I   CLASS II   CLASS III  CLASS IV*  CLASS III  CLASS IV*
                   -------   --------   ---------  ---------  ---------  ---------
After 1 year       $   83     $  358     $  287     $  455     $  187     $  155
After 3 years      $  259     $  588     $  578     $  680     $  578     $  480
After 5 years      $  450     $  836     $  995     $  929     $  995     $  829
After 10 years     $1,001     $1,544     $2,156     $1,540     $2,156     $1,540

* The Class IV example reflects the conversion of Class IV shares to Class II shares after five years from the date of purchase of Class IV shares.

--------------------------------------------------------------------------------
                               INVESTMENT DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Portfolio is to provide a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a portfolio consisting primarily of Tennessee tax-free obligations.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal market conditions, the Portfolio invests in investment grade municipal obligations issued by the State of Tennessee or any city, county, school district or any other political agency or sub-division of the State of Tennessee. The Portfolio seeks to invest its assets so that, to the fullest extent possible, the income that is received by the Portfolio will be exempt from both Tennessee and federal income taxes.

It is a fundamental policy of the Portfolio that at least 80% of its income will be exempt from federal income tax, other than the alternative minimum tax, and the Portfolio will invest its assets so that at least 65% of its income will be exempt from Tennessee personal income tax.

In selecting investments for the Portfolio, Martin evaluates a variety of factors, including bond type, bond quality, and bond maturity allocation based on economic trends and historic yield comparisons.

PRINCIPAL RISKS -- The following table describes the securities in which the Portfolio typically invests and the principal risks associated with those securities.

                       SECURITIES                                 PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                       ----------                                 --------------------------------------------

MUNICIPAL OBLIGATIONS (IN GENERAL): Securities that are     CREDIT RISK -- The risk that the issuer of a security,
issued to raise money for various public purposes. This     or a party to a contract, will default or otherwise not
includes general purpose financing for state and local      honor a financial obligation.
governments as well as financing for specific projects
or public facilities. Municipal obligations may be          INTEREST RATE RISK -- The risk of a decline in market
backed by the full taxing power of a municipality or by     value of an interest bearing instrument due to changes
the revenues from a specific project or the credit of a     in interest rates. For example, a rise in interest rates
private organization. Some municipal obligations are        typically will cause the value of a fixed rate security
insured by private insurance companies, while others may    to fall. On the other hand, a decrease in interest rates
be supported by letters of credit furnished by domestic     will cause the value of a fixed rate security to
or foreign banks.                                           increase. In general, shorter term securities offer
                                                            greater stability and are less sensitive to changes in
                                                            interest rates. Longer term securities of the type in
                                                            which the Portfolio invests offer less stability and
                                                            tend to be more sensitive to changes in interest rates,
                                                            but generally offer higher yields.

                                                            LIQUIDITY RISK -- The risk that certain securities or
                                                            other investments may be difficult or impossible to sell
                                                            at the time the Portfolio would like to sell them. It
                                                            may be difficult for the Portfolio to sell the
                                                            investment for the value the Portfolio has placed on it.

                       SECURITIES                                 PRINCIPAL RISKS ASSOCIATED WITH THE SECURITY
                       ----------                                 --------------------------------------------

MUNICIPAL LEASE OBLIGATIONS: Securities issued by state     CREDIT RISK
and local governments or authorities to acquire land and
a wide variety of equipment and facilities. These           INTEREST RATE RISK
obligations typically are not backed by the credit of
the issuing municipality, and their interest may become     LIQUIDITY RISK
taxable if the lease is assigned. If funds are not
appropriated for the lease payments for the following
year, the lease may terminate, with the possibility of
significant loss to the Portfolio. Certificates of
Participation in municipal lease obligations or
installment sales contracts entitle the holder to a
proportionate interest in the lease purchase payments
made.

MUNICIPAL REFUNDING COLLATERALIZED MORTGAGE OBLIGATIONS     CREDIT RISK
(MR CMOS): MR CMOS originated from revenue bonds issued
to fund low interest rate mortgages for first time home     INTEREST RATE RISK
buyers with low to moderate incomes and are now secured
by an "escrow fund" generally consisting entirely of        LIQUIDITY RISK
direct U.S. Government obligations that are sufficient
for paying the security holders. The security is
considered a "mortgage related security" for investment
purposes; therefore, banks have no investment
limitations or restrictions for purchasing the security
for their own account. MR CMOs are attractive for
investors seeking highly rated instruments with above
average yield.

MONEY MARKET FUNDS: Open-ended mutual funds that invest     CREDIT RISK
in commercial paper, banker's acceptances, repurchase
agreements, government securities, certificates of          INTEREST RATE RISK
deposit, and other highly liquid and safe securities,
and pay money market rates of interest.                     INFLATION RISK -- The risk that your investment will not
                                                            provide enough income to keep pace with inflation.

TAX-EXEMPT COMMERCIAL PAPER: Promissory notes issued by     INFLATION RISK
municipalities to help finance short-term capital or
operating needs.                                            CREDIT RISK

                                                            INTEREST RATE RISK

                                                            LIQUIDITY RISK

In addition to the securities identified above, the Portfolio may, from time to time, engage in the following non-principal investment practices or techniques:

BORROWING FROM BANKS. The Portfolio may borrow money from banks (up to 33 1/3% of the Portfolio's total assets) for temporary or emergency purposes.

LENDING SECURITIES. The Portfolio may temporarily lend up to 33 1/3% of its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized.

TEMPORARY DEFENSIVE POSITION. While the Portfolio ordinarily will not invest in securities that are subject to federal income tax, it may do so in response to adverse economic or market conditions. During such periods, the Portfolio may invest without limit in high quality taxable money market instruments including, but not limited to, U.S. Government obligations, commercial paper, and repurchase and reverse repurchase agreements. This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions. Such a strategy also may result in investors becoming subject to state or federal income taxes.

NON-DIVERSIFICATION RISK. An investment in a non-diversified mutual fund (as defined in the Investment Company Act of 1940) such as the Portfolio, entails greater risks than an investment in a diversified mutual fund. Because the Portfolio is non-diversified, it may invest a higher percentage of its assets in the securities of a smaller number of issuers. As a result, the Portfolio may be more susceptible to any single economic, political, or regulatory occurrence than a more widely diversified mutual fund and may be subject to greater risk of loss with respect to its portfolio securities.

GEOGRAPHIC CONCENTRATION RISK. The performance of the Portfolio is susceptible to various statutory, political, and economic factors that are unique to the State of Tennessee. Some of these factors include the Tennessee budget process, the state economy, and the volatility of state tax collections. For more information about the specific factors that could impact the performance of the Portfolio, please refer to the SAI.

LIQUIDITY RISK RELATED TO TENNESSEE MUNICIPAL OBLIGATIONS. In general, the secondary market for municipal obligations issued by Tennessee is less liquid than that for taxable debt obligations or for large issues of municipal obligations that are traded across the country. As a result, the securities available to the Portfolio for purchase may be limited and it may be more difficult for the Portfolio to sell or otherwise dispose of certain portfolio securities. At the present time an established resale market exists for the Tennessee obligations in which the Portfolio invests. However, there is no guarantee that this secondary market will be available to the Portfolio in the future.

For more information about the securities in which the Portfolio invests and their associated risks, please refer to the Appendix to this prospectus and the SAI.

--------------------------------------------------------------------------------
                           WHO MANAGES THE PORTFOLIO?
--------------------------------------------------------------------------------

First Tennessee, 530 Oak Court Drive, Memphis, Tennessee, serves as the investment adviser to the Portfolio and, with the prior approval of the Board of Trustees of First Funds (the "Trustees") has engaged Martin to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Martin is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Tennessee Tax-Free Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of .50% of its average net assets. First Tennessee has voluntarily agreed to waive that portion of its fee that exceeds .30% of the average net assets of the Portfolio. First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $23.2 billion in assets under administration (including nondiscretionary accounts) and $9.8 billion in assets under management as of June 30, 2000, and has experience in supervising sub-advisers.

Martin, Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, Tennessee serves as Sub-Adviser for the Portfolio, subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for over 11 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. Martin has a total of $1.8 billion in assets under management as of June 30, 2000.

First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of .30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has voluntarily agreed to waive a portion of its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

Ralph W. Herbert, Vice President and Fixed Income Portfolio Manager with Martin, is a co-manager for the Tennessee Tax-Free Portfolio. Mr. Herbert has over 18 years of experience and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of The University of Tennessee.

Ted L. Flickinger, Jr., Executive Vice President and Fixed Income Portfolio Manager with Martin, co-manages the Portfolio with Mr. Herbert. Mr. Flickinger is a Chartered Financial Analyst and has over 21 years of experience in the investment management industry, at least 10 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of the University of Tennessee.

--------------------------------------------------------------------------------
                         HOW TO INVEST IN THE PORTFOLIO
--------------------------------------------------------------------------------

CLASS I

WHO MAY INVEST?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts ("Institutional Accounts"). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other entities serving in a trust, advisory, agency, custodial or similar capacity (each an "Institutional Investor" and collectively "Institutional Investors") who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio.

Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

Each Institutional Investor will transmit orders to Boston Financial Data Services (the "Transfer Agent"). If an order is received by the Transfer Agent prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day (as defined in the section "How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day following purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share ("NAV") next calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

MINIMUM INVESTMENT AND ACCOUNT BALANCE.

The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be made on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will accrue dividends through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. An Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, P.O. Box 8050, Boston, MA 02266.



WHAT CLASSES OF SHARES DOES THE TENNESSEE TAX-FREE PORTFOLIO OFFER?

The Portfolio offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities; however, each class is subject to different expenses and likely will have different share prices. When you buy shares, be sure to tell us the class of shares in which you would like to invest.

CLASS I SHARES. Class I shares are offered to institutional investors exclusively. Class I shares are not subject to sales loads and do not incur distribution or shareholder servicing fees.

CLASS II SHARES. Class II shares are offered to investors subject to an up-front sales load. Under certain circumstances described later in this prospectus, the sales load may be waived. The sales load is reflected in the offering price of Class II shares. Class II shares also incur shareholder servicing fees.

CLASS III SHARES. Class III shares are offered to investors without the imposition of any up-front sales load; however, you will pay a contingent deferred sales charge ("CDSC") of 1.00% if you redeem the shares within one year from the date of purchase. Class III shares also incur distribution and shareholder servicing fees.

CLASS IV SHARES. Class IV shares are offered to investors without the imposition of any up-front sales load; however, Class IV shares are subject to a CDSC of up to 3.00%. The CDSC is phased out over a period of five years. After five years from the date of purchase, Class IV shares automatically convert to Class II shares. Class IV shares also incur distribution fees.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange
(NYSE) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, an Institutional Investor may either withdraw its request for redemption, or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Martin's opinion, they are of a size that would disrupt management of the Portfolio.

In order to allow Martin to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II, III, AND IV

WHO MAY INVEST?

Class II, III, and IV shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense and sales load structures to choose between. See "Fees and Expenses of the Portfolio".

INVESTMENT REQUIREMENTS

The minimum initial investment in Class II, III, and IV shares is $1,000. Subsequent investments may be in any amount of $100 or greater. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus/First Horizon Card Program" (a consumer discount card program provided by First Horizon Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third party checks will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call them for instructions.

HOW DO I SET UP AN ACCOUNT?

You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.

If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before the close of business (normally 4:00 p.m. Eastern Time) in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the Business Day following the day payment is received by the Transfer Agent.

HOW DO I INVEST DIRECTLY?

When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, MA 02266-8050. Telephone representatives are available at 1-800-442-1941 (option 2), between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

Investments may be made in several ways:

BY MAIL: Make your check payable to FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your completed application.

BY BANK TRANSFER (ACH): Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your First Funds account. First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent. It takes approximately 15 days to set up an ACH account. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at 1-800-442-1941 (option 2), providing the required information, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE: Call 1-800-442-1941 (option 2), to set up your account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

         State Street Bank and Trust Company
         ABA #011000028
         First Funds
         Account #9905-440-5
         (Account Registration)
         (Account Number)
         (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call 1-800-442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the next calculated NAV after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee (if required) as described below.

A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY PHONE: Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at 1-800-442-1941 (option 2). Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account by bank transfer or wire. For your protection, all telephone calls are recorded. Also, neither First Funds, First Tennessee, Martin, nor the Transfer Agent or any of their agents will be responsible for acting on telephone instructions they believe are genuine. For more information about telephone redemptions, please call 1-800-442-1941 (option 2).

BY BANK TRANSFER (ACH): When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account via the ACH. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941 (option 2), and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

BY WIRE: You may make redemptions by wire provided you have established your account to accommodate wire transactions. If telephone instructions are received before the close of business (normally 4:00 p.m. Eastern Time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when the NYSE is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

If you are investing through an investment adviser, broker dealer, or other third party (each, an "Investment Professional"), you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

HOW DO I REDEEM THROUGH MY INVESTMENT PROFESSIONAL?

On your behalf, the broker of record listed on your account may redeem shares. Proceeds from the redemption can only be sent to your address of record.

SYSTEMATIC INVESTING PROGRAM

The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact First Funds at 1-800-442-1941 (option 1) or your Investment Professional for more information.

SYSTEMATIC EXCHANGE PROGRAM

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis. Please note that there may be a tax liability associated with redemptions made from your mutual fund investment. Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts. New accounts must meet the account minimum standards listed previously. Call First Funds at 1-800-442-1941 (option 2) for more details on establishing this program. See "How Are Exchanges Made?" for more information on exchanges.

CLASS II

SALES LOADS

The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to a broker-dealer which has entered into an agreement with ALPS, the Portfolio's Distributor. You may calculate your sales load as follows:


                      TOTAL SALES LOAD FOR CLASS II SHARES

                           AS A % OF OFFERING                         BROKER-DEALER
AMOUNT OF TRANSACTION        PRICE PER SHARE      AS A % OF NAV        REALLOWANCE
---------------------      ------------------     -------------       -------------
Less than $100,000                 2.50                2.56                2.25

$100,000 to $249,999               2.00                2.04                1.75

$250,000 to $499,999               1.75                1.78                1.50

$500,000 to $999,999               1.25                1.27                1.00

$1,000,000 and over                0.50                0.50                0.40

The broker-dealer reallowance may be changed from time to time.

You may purchase Class II shares without a sales load if the purchase will be:

         (A) through an IRA, 401(k) Plan, 403(b) Plan or other defined contribution plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates;

         (B) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates;

         (C) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority;

         (D) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

         (E) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged;

         (F) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or

         (G) through certain promotions where the load is waived for investors.

In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of Class II shares.

In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your service organization or First Funds at 1-800-442-1941 (option 1).

RIGHT OF ACCUMULATION. The sales charge schedule under the heading "Sales Loads" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load.

LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases.

If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of

Accumulation and Letter of Intent privileges, you may combine your purchase with:

         - purchases by your spouse for his, her or your joint account or for the account of any minor children, and

         - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

CLASS III

Class III shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

CLASS IV

Class IV shares are bought with no front-end load. Therefore, the offering price for such shares will be at their NAV. Class IV shares incur Distribution Fees. See discussion under "Distribution Plans and Shareholder Servicing Plans."

DEFERRED SALES CHARGES. A CDSC of up to 3.00% is imposed on redemptions of Class IV shares, based on the lower of the shares cost and the current net asset value. As shown in the table below, the CDSC associated with the Class IV shares is phased out over a period of five years. Any shares acquired by reinvestment of dividends will be redeemed without the imposition of any CDSC. In addition, the CDSC imposed on redemptions of Class IV shares may be waived for Systematic Withdrawal Plans with respect to up to 10% per year of the account value at the time of establishment.

         YEAR     YEAR     YEAR     YEAR    YEAR
          1        2        3        4       5
         ----     ----     ----     ----    ----
          3%      2.5%      2%      1.5%     1%

AUTOMATIC CONVERSION. After five years from the date of purchase, Class IV shares will automatically convert to
Class II shares.

ALL CLASSES

HOW ARE PORTFOLIO SHARES VALUED?

The price at which you buy, sell or exchange Portfolio shares is the share price or net asset value (NAV). The share price for each Class of shares of the Portfolio is determined by adding the value of each Class' proportional share of the Portfolio's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolio is open for business each day that the NYSE is open (a "Business Day"). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time). Share price is not calculated on the days that the NYSE is closed.

When the Portfolio calculates the share price for each share Class, it values the securities it holds at market value. Sometimes market quotes from some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees of First Funds.

WHAT ARE MY DISTRIBUTION OPTIONS?

The Portfolio may earn interest from its bond, money market, and other fixed-income investments. These are passed along as dividend distributions. Income dividends for the Portfolio are declared daily and paid monthly. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds. Not all First Funds Portfolios may be available in your state. Please check with your Investment Professional or call First Funds at 1-800-442-1941. Except as noted below, the Portfolio's shares may be exchanged for the same Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to the close of business (normally 4:00 p.m. Eastern Time) on any Business Day.

Investors in Class II or IV shares wishing to exchange into one of the Money Market Portfolios that do not offer these classes will receive Class III shares.

If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. Also, Institutional Investors converted to Class III shares will not be subject to the 1% CDSC in year 1.

When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, Martin discourages frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Martin's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portion of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted for shares of another Class.

STATEMENTS AND REPORTS

You or, if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to First Funds at 370 17th Street, Suite 3100, Denver, Colorado 80202 to request additional copies.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Portfolio intends to distribute substantially all of its net investment income, and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31.

Federally tax-free interest earned by the Portfolio is federally tax-free when distributed as income dividends. If the Portfolio earns federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains from the sale of tax-free bonds held by the Portfolio for more than one year result in a taxable capital gain distribution. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends.

REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

"BUYING A DIVIDEND." If you purchase shares just prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying a dividend".

OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
               DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act for both the Class III and Class IV shares of the Portfolio (each a "Distribution Plan" and together the "Distribution Plans"). Both Distribution Plans permit the use of portfolio assets to compensate ALPS for its services and costs in distributing Class III and Class IV shares and servicing shareholder accounts.

Under the Distribution Plans, ALPS receives an amount up to .75% of the average annual net assets of the Portfolio that are attributable to Class III shares and an amount up to .70% of the average annual net assets of the Portfolio that are attributable to Class IV shares. The Trustees have limited the amount that may be paid under the Distribution Plan for Class III shares to .50%. All or a portion of the fees paid to ALPS under the Distribution Plans will, in turn, be paid to certain broker-dealers, investment advisers, and other third parties (each an "Investment Professional" and collectively "Investment Professionals") as compensation for selling Class III and IV shares and for providing ongoing sales support services.

The Trustees also have adopted Shareholder Servicing Plans on behalf of the Class II and Class III shares of the Portfolio. Under the Shareholder Servicing Plans, certain broker-dealers, banks, and other financial institutions (collectively "Service Organizations") receive an amount up to .25% of the average annual net assets of the Portfolio that are attributable to each Class of shares as compensation for shareholder services and account maintenance. These services include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. Although, no fees have been paid under the Shareholder Servicing Plan with regard to Class III shares, the Trustees reserve the right to authorize the payment of fees under the plans in the future.

Because the fees paid under the Distribution and the Shareholder Servicing Plans are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights Table is presented to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request by calling First Funds at 1-800-442-1941 (option 1).

TENNESSEE TAX-FREE PORTFOLIO

                                                                                        CLASS I
                                                         ------------------------------------------------------------------
                                                                                     For the Year
                                                                                    Ended June 30,
                                                         ------------------------------------------------------------------
                                                           2000           1999           1998           1997          1996
                                                         --------       --------       --------        ------        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $  10.08       $  10.31       $   9.99        $ 9.71        $10.00
                                                         --------       --------       --------        ------        ------
Income from investment operations:
Net investment income                                        0.45           0.46           0.48           0.5          0.23
Net realized and unrealized gain (loss) on
   investments                                              (0.18)         (0.20)          0.32          0.28         (0.29)
                                                         --------       --------       --------        ------        ------
Total from investment operations                             0.27           0.26           0.80          0.78         (0.06)
                                                         --------       --------       --------        ------        ------
Distributions:
Net investment income                                       (0.45)         (0.46)         (0.48)        (0.50)        (0.23)
Net realized gain                                           (0.01)         (0.03)            --            --            --
                                                         --------       --------       --------        ------        ------
Total distributions                                         (0.46)         (0.49)         (0.48)        (0.50)        (0.23)
                                                         --------       --------       --------        ------        ------
Net asset value, end of period                           $   9.89       $  10.08       $  10.31        $ 9.99        $ 9.71
                                                         ========       ========       ========        ======        ======

TOTAL RETURN+                                                2.83%          2.54%          8.16%         8.26%        (0.65)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $172,620       $185,445       $176,884        $8,935        $5,925
Ratio of expenses to average daily net assets (1)            0.45%          0.36%          0.31%         0.07%         0.50%
Ratio of net investment income to average net assets         4.57%          4.49%          4.71%         5.09%         4.31%
Portfolio turnover rate                                         6%            31%            15%          122%            8%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                  0.81%          0.86%          0.85%         1.14%         1.42%*

*  Annualized.

** Classes I commenced operations on December 15, 1995.

+ Total return would have been lower had various fees not been waived during the period.

#  Total return for periods of less than one year are not annualized.

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO (CONTINUED)

                                                                                    CLASS II
                                                         -------------------------------------------------------------
                                                                                  For the Year
                                                                                 Ended June 30,
                                                         -------------------------------------------------------------
                                                           2000          1999         1998         1997         1996**
                                                         -------       -------       ------       ------        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $ 10.11       $ 10.34       $10.01       $ 9.73        $10.06
                                                         -------       -------       ------       ------        ------
Income from investment operations:
Net investment income                                       0.44          0.46         0.48         0.51          0.21
Net realized and unrealized gain (loss) on
   investments                                             (0.18)        (0.20)        0.33         0.28         (0.33)
                                                         -------       -------       ------       ------        ------
Total from investment operations                            0.26          0.26         0.81         0.79         (0.12)
                                                         -------       -------       ------       ------        ------
Distributions:
Net investment income                                      (0.44)        (0.46)       (0.48)       (0.51)        (0.21)
Net realized gain                                          (0.01)        (0.03)          --           --            --
                                                         -------       -------       ------       ------        ------
Total distributions                                        (0.45)        (0.49)       (0.48)       (0.51)        (0.21)
                                                         -------       -------       ------       ------        ------
Net asset value, end of period                           $  9.92       $ 10.11       $10.34       $10.01        $ 9.73
                                                         =======       =======       ======       ======        ======

TOTAL RETURN+***                                            2.70%         2.46%        8.22%        8.37%        (1.25)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $10,580       $13,227       $8,973       $5,941        $1,875
Ratio of expenses to average daily
   net assets (1)                                           0.58%         0.44%        0.37%        0.12%         0.49%*
Ratio of net investment income to average net assets           4%            4%           5%           5%         4.32%*
Portfolio turnover rate                                        6%           31%          15%         122%            8%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                 0.94%         0.94%        0.91%        1.14%         1.42%*


                                                                                 CLASS III
                                                         ------------------------------------------------------------
                                                                                For the Year
                                                                                Ended June 30,
                                                         ------------------------------------------------------------
                                                          2000          1999         1998         1997          1996**
                                                         ------       -------       ------       ------        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $10.09       $ 10.32       $10.00       $ 9.72        $10.00
                                                         ------       -------       ------       ------        ------
Income from investment operations:
Net investment income                                       0.4          0.42         0.45          0.5          0.19
Net realized and unrealized gain (loss) on
   investments                                            (0.18)        (0.20)        0.32         0.28         (0.28)
                                                         ------       -------       ------       ------        ------
Total from investment operations                           0.22          0.22         0.77         0.78         (0.09)
                                                         ------       -------       ------       ------        ------
Distributions:
Net investment income                                     (0.40)        (0.42)       (0.45)       (0.50)        (0.19)
Net realized gain                                         (0.01)        (0.03)          --           --            --
                                                         ------       -------       ------       ------        ------
Total distributions                                       (0.41)        (0.45)       (0.45)       (0.50)        (0.19)
                                                         ------       -------       ------       ------        ------
Net asset value, end of period                           $ 9.90       $ 10.09       $10.32       $10.00        $ 9.72
                                                         ======       =======       ======       ======        ======

TOTAL RETURN+                                              2.29%         2.13%        7.86%        8.20%        (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $8,969       $17,378       $9,270       $5,750        $  896
Ratio of expenses to average daily
   net assets (1)                                          0.96%         0.75%        0.61%        0.23%         0.98%*
Ratio of net investment income to average net assets          4%            4%           4%           5%         3.83%*
Portfolio turnover rate                                       6%           31%          15%         122%            8%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                1.59%         1.65%        1.65%        1.91%         1.91%*


*   Annualized.

** Classes II and III commenced operations on December 29, 1995 and December 15, 1995, respectively.

*** Class II total return does not include the one time sales charge.

+ Total return would have been lower had various fees not been waived during the period.

#   Total return for periods of less than one year are not annualized.

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO (CONTINUED)


                                                              CLASS IV
                                                            --------------
                                                            For the Period
                                                            Ended June 30,
                                                                2000**
                                                            --------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                           $ 10.09
                                                               -------
Income from investment operations:
Net investment income                                             0.34
Net realized and unrealized loss on investments                  (0.18)
                                                               -------
Total from investment operations                                  0.16
                                                               -------
Distributions:
Net investment income                                            (0.34)
Net realized gain                                                (0.01)
                                                               -------
Total distributions                                              (0.35)
                                                               -------
Net asset value, end of period                                 $  9.90
                                                               =======

TOTAL RETURN+                                                     1.69%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $   200
Ratio of expenses to average daily
   net assets (1)                                                 1.16%*
Ratio of net investment income to average net assets              3.86%*
Portfolio turnover rate                                              6%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                       1.52%*


*    Annualized.

**   Class IV commenced operations on August 3, 1999.

+ Total return would have been lower had various fees not been waived during the period.

#    Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS

The following information provides brief description of the securities in which the Portfolio may invest and the transactions it may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on an when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A stand-by commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID SECURITIES. Under guidelines established by the Trustees, Martin determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. The Portfolio may invest up to 15% of its net assets in illiquid investments and private placements.

RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 ("Restricted Securities"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these Restricted Securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in Restricted Securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or stand-by commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. Martin may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Martin will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

RESOURCE RECOVERY BONDS. Resource Recovery Bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

REFUNDING CONTRACTS. The Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the Government will support these types of obligations, and, therefore, they involve more risk than other government obligations.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice.


                                      A-2

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================================================================================

                            [FIRST FUNDS LETTERHEAD]


                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

If you would like more information about the Portfolio, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Portfolio. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Portfolio at the address or phone number listed below.

Information about the Portfolio (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Portfolio. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Portfolio's annual and semi-annual reports provide additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.





      TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE PORTFOLIO FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE
         PORTFOLIO AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO FIRST FUNDS AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR
                 CALL FIRST FUNDS AT 1-800-442-1941 (OPTION 1).

                                        Investment Company Act File No. 811-6589

                                             FIRST FUNDS

                                             o    Are NOT insured by the FDIC or
                                                  any other governmental agency.

                                             o    Are NOT bank deposits or other
                                                  obligations of or guaranteed
                                                  by First Tennessee Bank
                                                  National Association or any of
                                                  its affiliates.

                                             o    Involve investment risks,
                                                  including the possible loss of
                                                  the principal amount invested.

[FIRST TENNESSEE LOGO]

[ALPS MUTUAL FUNDS SERVICES LOGO]

================================================================================

                                  FIRST FUNDS
                           GROWTH & INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                                 BOND PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
    STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                OF THE BOND AND INTERMEDIATE BOND PORTFOLIOS AND
               CLASS I, CLASS II, CLASS III, AND CLASS IV OF THE
  GROWTH & INCOME AND CAPITAL APPRECIATION PORTFOLIOS, DATED OCTOBER 28, 2000

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First Funds:
Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios (Portfolios) dated October 28, 2000, as it may be amended or supplemented from time to time. Please retain this SAI for future reference. The financial statements and financial highlights of the Portfolios, included in the Annual Report for the fiscal year ended June 30, 2000 and the Semi-Annual Report for the six-month period ended December 31, 1999, are incorporated herein by reference. To obtain additional free copies of this SAI, the Annual Report, the Semi-Annual Report, or the Prospectus for each Portfolio, please call the Distributor at 1-800-442-1941 (option 1), or write to the Distributor at 370 17th Street, Suite 3100, Denver CO 80202.


TABLE OF CONTENTS                                                                                                        PAGE
                                                                                                                         ----
INVESTMENT RESTRICTIONS AND LIMITATIONS.....................................................................................2
INVESTMENT INSTRUMENTS......................................................................................................3
PORTFOLIO TRANSACTIONS......................................................................................................9
VALUATION OF PORTFOLIO SECURITIES......................................................................................... 10
PERFORMANCE................................................................................................................11
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................................................................13
DISTRIBUTIONS AND TAXES....................................................................................................14
TRUSTEES AND OFFICERS......................................................................................................15
INVESTMENT ADVISORY AGREEMENTS.............................................................................................17
CODE OF ETHICS.............................................................................................................18
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS...............................................................................18
DESCRIPTION OF THE TRUST...................................................................................................21
FINANCIAL STATEMENTS.......................................................................................................24
APPENDIX..................................................................................................................A-1

Investment Adviser (Growth & Income, Bond and Intermediate Bond Portfolios) First Tennessee Bank National Association (First Tennessee)

Sub-Adviser (Growth & Income and Bond Portfolios)
Highland Capital Management Corp. (Highland or a Sub-Adviser)

Sub-Adviser (Intermediate Bond Portfolio)
Martin & Company, Inc. (Martin or a Sub-Adviser)

Co-Investment Advisers (Capital Appreciation Portfolio)
First Tennessee Bank National Association (First Tennessee)
Delaware Management Company (DMC)

Administrator and Distributor
ALPS Mutual Funds Services, Inc. (ALPS or the Administrator and Distributor)

Co-Administrator
First Tennessee Bank National Association (First Tennessee or the
Co-Administrator)

Transfer Agent & Shareholder Servicing Agent
Boston Financial Data Services (Boston Financial or the Transfer Agent)

Custodian
State Street Bank & Trust Company (State Street or the Custodian)

                    INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Portfolios' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, except as to borrowings and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations. With respect to borrowings or illiquid securities, any borrowing or investment in such securities that exceeds the applicable limitations listed below will be reduced promptly to meet such limitation.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF THE GROWTH & INCOME, CAPITAL APPRECIATION, BOND AND INTERMEDIATE BOND PORTFOLIOS

THE FOLLOWING ARE THE FUNDAMENTAL LIMITATIONS FOR EACH PORTFOLIO, SET FORTH IN THEIR ENTIRETY. EACH PORTFOLIO MAY NOT:

(1) with respect to 75% of a Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, (a) more than 5% of a Portfolio's total assets would be invested in the securities of that issuer; or
         (b) such a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that each Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of such a Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements;

(9) Each Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end or closed-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF EACH PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) Each Portfolio does not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(ii) Each Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party [reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)]. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iii) Each Portfolio does not currently intend during the coming year to purchase any security, if, as a result of such purchase, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) Each Portfolio does not currently intend during the coming year to purchase or sell futures contracts. This limitation does not apply to securities that incorporate features similar to futures contracts.

(v) Each Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities.

(vi) Each Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

                             INVESTMENT INSTRUMENTS

The prospectuses discuss the investment objectives of the Portfolios and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolios may invest, and certain risks attendant to such investment.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Portfolio may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FOREIGN INVESTMENTS. Foreign investments purchased by each Portfolio can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a Portfolio's investment adviser will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio. The Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio's investment adviser.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Portfolio held investments denominated in Deutsche marks, such Portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Securities and Exchange Commission (SEC) guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolios will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the appropriate Sub-Adviser's or DMC's skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the investment adviser anticipates. For example, if a currency's value rose at a time when the investment adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the appropriate Sub-Adviser or DMC hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the appropriate Sub-Adviser or DMC increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the appropriate Sub-Adviser's or DMC's use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of each Portfolio.

ILLIQUID INVESTMENTS. Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the appropriate Sub-Adviser, under the supervision of First Tennessee, and DMC determine the liquidity of each respective Portfolio's investments and, through reports from the Sub-Adviser and DMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio's investments, a Sub-Adviser and DMC may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio's rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the appropriate Sub-Adviser or DMC to be illiquid. However, with respect to over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, each Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

REAL ESTATE INVESTMENT TRUSTS. The Growth & Income and Capital Appreciation Portfolios (Equity Portfolios) may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940 (the 1940 Act).

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the appropriate Sub-Adviser or DMC, as the case may be.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the appropriate Sub-Adviser or DMC, as the case may be.

RESTRICTED SECURITIES. Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, each Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time each Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, each Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

SECURITIES LENDING. Each Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the appropriate Sub-Adviser or DMC to be of good standing. Furthermore, they will only be made if, in the appropriate Sub-Adviser's or DMC's judgment, the consideration to be earned from such loans would justify the risk.

First Tennessee, Highland, Martin and DMC understand that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

The Bond and Intermediate Bond Portfolios (the Bond Portfolios) may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit these Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. These Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

WARRANTS. The Equity Portfolios may invest in warrants, which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities, which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the appropriate Sub-Adviser or DMC deems it undesirable to exercise or sell.

LIMITATIONS ON OPTIONS TRANSACTIONS. Each Portfolio will not: (a) purchase put options or write call options if, as a result, more than 25% of a Portfolio's total assets would be hedged with options under normal conditions; (b) write put options if, as a result, a Portfolio's total obligations upon settlement or exercise of written put options would exceed 25% each of their total assets; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Portfolios may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. Each Portfolio may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Portfolios' current or anticipated investments exactly. Each Portfolio may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolios' investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

The Portfolios may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolios' options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolios to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolios' access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios' assets could impede portfolio management or the Portfolios' ability to meet redemption requests or other current obligations.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the respective Portfolios by Highland, Martin and DMC (collectively, the Advisers) pursuant to authority contained in each Portfolio's Sub-Advisory Agreement or Co-Advisory Agreement, as the case may be. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker's execution capability, the broker's perceived financial stability, the broker's responsiveness to the Advisers' transaction requests, and the broker's clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out their obligations to each Portfolio. The receipt of such research has not reduced the Advisers' normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers' overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

During the fiscal year ended June 30, 2000, First Funds directed brokerage transactions to brokers for research services totaling _____ in shares and $________ in related commissions.

The Advisers are authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Trustees periodically review the Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

The Growth & Income Portfolio paid brokerage commissions in the amounts of $506,493, $493,450 and $167,413 during the fiscal years ended June 30, 2000,
1999, and 1998, respectively. The Capital Appreciation Portfolio paid brokerage commissions in the amounts of $210,412 and $55,043 during the fiscal years ended June 30, 2000 and 1999 and $57,106 for the fiscal period ended June 30, 1998. During the fiscal years ended June 30, 2000, 1999, and 1998, no brokerage commissions were paid by the Growth & Income and Capital Appreciation Portfolios to an affiliated broker of the Trust. No brokerage commissions were paid by the Bond and Intermediate Bond Portfolios during the last three fiscal years.

At a special meeting on May 17, 2000, shareholders of the Capital Appreciation Portfolio approved an Investment Advisory and Management Agreement with DMC, naming DMC as Co-Adviser to the Portfolio. Effective June 1, 2000, DMC replaced Investment Advisers, Inc. as Co-Adviser to the Capital Appreciation Portfolio. DMC then repositioned the investments of the Capital Appreciation Portfolio to include only companies that met DMC's criteria for investment. As a result, the Capital Appreciation Portfolio experienced an increase in its portfolio turnover rate going from 47% for fiscal year 1999 to 286% for fiscal year 2000. This also caused an increase in brokerage commissions paid by the Capital Appreciation Portfolio.

The Portfolios are required to identify securities of the Trust's "regular brokers or dealers" that they have acquired during the Portfolios' most recent fiscal year. As of June 30, 2000, the Growth & Income Portfolio held common stock shares of Wells Fargo & Co. and money market mutual fund shares of State Street Bank & Trust. The Capital Appreciation Portfolio did not acquire any securities from the Trust's "regular brokers or dealers" during the fiscal year. The Bond Portfolio held corporate bonds issued by Donaldson, Lufkin & Jenrette, Lehman Brothers Inc., Merrill Lynch & Co., and Morgan Stanley Dean Witter & Co. The Intermediate Bond Portfolio held corporate bonds issued by Merrill Lynch & Co. and Morgan Stanley Dean Witter & Co.

From time to time the Trustees will review whether the recapture for the benefit of each Portfolio of some portion of the brokerage commissions or similar fees paid by each Portfolio on portfolio transactions is legally permissible and advisable. Each Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible, and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for each Portfolio to seek such recapture.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio's respective Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios' Advisers outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

                       VALUATION OF PORTFOLIO SECURITIES

In valuing securities owned by each Portfolio, the Advisers use various methods depending on the market or exchange on which the securities are traded. Securities traded on the New York Stock Exchange (NYSE) or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. Short-term securities maturing in 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix, which incorporates both dealer-supplied valuations and electronic data processing techniques. The Advisers believe that this two-fold approach more accurately reflects fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

The Trustees have approved the use of pricing services. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a Portfolio if, in the opinion of a committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the Portfolios are determined as of such time for the purpose of computing the Portfolios' net asset values per share (NAV). Foreign security prices are furnished by independent brokers or quotation services, which express the value of securities in their local currency. State Street Bank & Trust, the Fund Accountant, gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith.

                                  PERFORMANCE

For each Class of the Bond Portfolios, yields used in advertising are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yields will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. As of June 30, 2000, the 30-day yields for Class I, II and III of the Bond Portfolio were 6.85%, 6.29% and 5.99%, respectively; and 6.64%, 6.19% and 5.81% for the
Intermediate Bond Portfolio, respectively.

TOTAL RETURNS for each Class of each Portfolio quoted in advertising reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return. The following table shows total returns as of June 30, 2000 for Class I, Class II, and Class III of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios:


                                        Class I Average                   Class II Average                   Class III Average
                                      Annual Total Return                Annual Total Return                Annual Total Return
                                   --------------------------         ---------------------------        ---------------------------
                                    One        5     Since             One        5       Since           One        5       Since
                                   Year      Year   Inception         Year      Year    Inception        Year      Year    Inception
                                   ----      ----   ---------         ----      ----    ---------        ----      ----    ---------

Growth & Income Portfolio          8.15%    23.42%   21.41%           1.62%      n/a     22.19%          6.02%    22.09%    20.15%
Capital Appreciation              41.17%      n/a    14.97%          32.26%      n/a     10.52%         38.64%      n/a     12.09%
Bond Portfolio                     3.35%    (5.59%)  (5.51%)         (0.80%)     n/a      3.71%          1.82%     4.54%     4.38%
Intermediate Bond                  3.97%      n/a     4.19%           1.08%      n/a      2.78%          2.16%      n/a      3.15%

Information for Class IV shares for the Growth & Income and Capital Appreciation Portfolios are not included in the table because the Class has not be in existence for one full calendar year.

CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales loads may or may not be included.

Each Portfolio may compare the performance of each of its Classes or the performance of securities in which it may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by imoneynet.com of Ashland, MA or by Lipper, Inc., an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, each Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES', which is reported in the BOND FUND REPORT, covers taxable bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. The Bond Portfolios, however, invest in longer-term instruments and their share price changes daily in response to a variety of factors. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

Because the fees for Class II, Class III and Class IV are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

MOVING AVERAGES. The Portfolios may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

NET ASSET VALUE. Charts and graphs using the Portfolios' net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Portfolio and reflects all elements of its return. Unless otherwise indicated, the Portfolio's adjusted NAVs are not adjusted for sales charges, if any.

From time to time, each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolios may quote Morningstar, Inc. in their advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may be compared in advertising to certificates of deposits (CD's) or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolios may offer greater liquidity or higher potential returns than CD's, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

The Growth & Income Portfolio may compare its performance to that of the Standard & Poor's Composite Index of 500 stocks (S&P 500), a widely recognized, unmanaged index of the combined performance of the stocks of 500 American companies. The Capital Appreciation Portfolio may compare its performance to that of the S&P 500, the Standard & Poor's 400 Midcap Index, the Russell 2000 Growth Index or the Russell 2500 Growth Index. The Bond Portfolio may compare its performance to that of the Lehman Brothers Government Bond Index, an index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government, and the Lehman Brothers Credit Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's or BBB by S&P, or in the case of non-rated bonds, BBB by Fitch Investors Service. The Government Bond Index and the Credit Bond Index are combined to form the Government/Credit Bond Index. The Intermediate Bond Portfolio may compare its performance to that of the Lehman Brothers Intermediate Government/Credit Bond Index, which consists of the Government/Credit Bond Index securities with maturities less than ten years. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance.

Each Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled: Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day and Labor Day. Although the same holiday schedule is expected to be observed in the future, the New York Stock Exchange and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II INFORMATION

PURCHASE INFORMATION. As provided for in Rule 22d-1 under the 1940 Act, ALPS, exercises its right to waive each Portfolio's Class II shares' maximum sales charge in connection with the Portfolio's merger with or acquisition of any investment company or trust.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS. A portion of the income distributed by the Equity Portfolios may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Portfolios' income is derived from qualifying dividends. Because the Portfolios may also earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from each Portfolio that qualifies for the deduction will generally be less than 100%. Each Portfolio will notify corporate shareholders annually of the percentage of portfolio dividends, which qualify for the dividends-received deduction. Because the income earned by the Bond Portfolios is primarily derived from interest, dividends from each such Portfolio generally will not qualify for the dividends-received deduction available to corporations. A portion of each Portfolio's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore increase (decrease) dividend distributions. Each Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Distributions of gains from the sale of assets held by a Portfolio for more than one year generally are taxable to shareholders of that Portfolio at the applicable long-term capital gains rate, regardless of how long the shareholders have owned their Portfolio shares.

Short-term capital gains distributed by a Portfolio, if any, are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because each Portfolio does not currently anticipate that securities of foreign corporations will constitute more than 50% of each Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE TRUST. Each Portfolio has qualified in prior fiscal years and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Portfolio also intends to comply with other federal tax rules applicable to regulated investment companies. The Portfolio's principal place of business is located in Denver, Colorado. The Portfolio intends to comply with Colorado tax rules applicable to registered investment companies.

If the Portfolios purchase shares in certain foreign investment entities, called passive foreign investment companies (PFICs), they may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolios with respect to deferred taxes arising from such distributions or gains.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisers to determine whether each Portfolio is suitable to their particular tax situation.

                             TRUSTEES AND OFFICERS

Information regarding the Trustees and executive officers of the Trust is set forth in the table below. Each Trustee or officer that is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with First Tennessee or ALPS, is indicated by an asterisk (*).


                                                         TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
          Name, Address, and Age                Position(s) Held                              Principal Occupation
                                                   with Trust                                  During Past 5 Years
--------------------------------------------- ---------------------- ---------------------------------------------------------------
THOMAS M. BATCHELOR, age 78,                         Trustee         Mr. Batchelor currently serves as director of two non-profit
4325 Woodcrest Drive                                                 organizations, MTM Foundation and the White Foundation. Mr.
Memphis, TN                                                          Batchelor also operates a management consultant business on a limited basis, and retired after owning and operating two
                                                                     General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of what was
                                                                     First American State Bank in Memphis, TN (now a part of United
                                                                     American Bank of Memphis). He currently serves as Chairman,
                                                                     Memphis Union Mission, TN, a charity and a non-profit
                                                                     foundation.

JOHN A. DECELL, age 64,                              Trustee         Mr. DeCell is the proprietor of DeCell & Company (real estate
5178 Wheelis Dr., Suite 2                                            and business consulting), and President of Capital Advisers,
Memphis, TN                                                          Inc. (real estate consulting and asset management).


L. R. JALENAK, JR., age 69,                          Trustee         Mr. Jalenak was Chairman of the Board (1990 -1993 (retired)),
6094 Apple Tree Drive, Suite 11                                      Cleo Inc. (manufacturer of gift-related products), a Gibson
Memphis, TN                                                          Greetings Company.  Mr. Jalenak is also a Director of Perrigo
                                                                     Company (1988 - present), Lufkin Industries (1990 - present),
                                                                     Dyersburg Corporation (1990 - present), was President and CEO
                                                                     (until 1990) of Cleo Inc., and was a Director of Gibson
                                                                     Greetings, Inc. from 1983 to 1991.

*GEORGE P. LEWIS, age 61,                            Trustee         Mr. Lewis is currently a director of Methodist Home Care and
7133 Bell Manor Cove                                                 Methodist Extended Care Hospital, a non-profit health care
Germantown, TN                                                       company.  From 1976 until October 1999, Mr. Lewis was Executive
                                                                     Vice President and Manager of Money Management Group of First
                                                                     Tennessee Bank. During that time he was also a director of certain First Tennessee affiliates including Hickory Venture
                                                                     Capital Corporation, a venture capital company, and First
                                                                     Tennessee Brokerage, a broker/dealer. He was also a director for Martin & Company and Highland Capital Management Corp.,
                                                                     both investment advisers and affiliates of First Tennessee.


                                                         TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
          Name, Address, and Age                Position(s) Held                              Principal Occupation
                                                   with Trust                                  During Past 5 Years
-----------------------------------------     ---------------------- ---------------------------------------------------------------
LARRY W. PAPASAN, age 59,                            Trustee         Mr. Papasan is President of Smith & Nephew, Inc. (orthopedic
5114 Winton Place                                                    division).  Mr. Papasan is a former Director of First American
Memphis, TN                                                          National Bank of Memphis and The West Tennessee Board of First
                                                                     American National Bank (1988 - 1991) and was President of
                                                                     Memphis Light Gas and Water Division of the City of Memphis
                                                                     (1984 - 1991). Mr. Papasan is also a member of the Board of the
                                                                     Plough Foundation, a non-profit trust.

RICHARD C. RANTZOW, age 61,                   Chairman and Trustee   Mr. Rantzow was Vice President/Director, Ron Miller Associates,
5790 Shelby Avenue                                                   Inc. (manufacturer).  Mr. Rantzow was Managing Partner (until
Memphis, TN                                                          1990) of the Memphis office of Ernst & Young.

*JEREMY O. MAY, age 30,                             Treasurer        Mr. May is a Vice President and Director of Mutual Fund
370 17th Street                                                      Operations at ALPS, the Administrator and Distributor.  Prior
Denver, CO                                                           to joining ALPS, Mr. May was an auditor with Deloitte & Touche
                                                                     LLP in their Denver office.

*RUSSELL C. BURK, age 42,                           Secretary        Mr. Burk is General Counsel of ALPS.  Prior to joining ALPS,
370 17th Street                                                      Mr.Burk served as Securities Counsel for Security Life of
Denver, CO                                                           Denver, a wholly-owned subsidiary of ING.

The Trustees of the Trust each receive from the Trust an annual fee of $6,000 and a fee in the amount of $2,000 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 2000:


                                                                      Pension or                                    Aggregate
                                                                      Retirement             Estimated             Compensation
                                                Aggregate              Benefits                Annual             From the Trust
                                               Compensation           Accrued As              Benefits               and Fund
                                                 from the            Part of Fund               Upon               Complex Paid
Name                                              Trust                Expenses              Retirement            to Trustees
----                                       --------------------- ---------------------- --------------------- ----------------------

Thomas M. Batchelor                              $15,500                  $0                     $0                  $15,500
Trustee

John A. DeCell                                   $15,500                  $0                     $0                  $15,500
Trustee

L.R. Jalenak, Jr.                                $15,500                  $0                     $0                  $15,500
Trustee

George P. Lewis                                  $12,000                  $0                     $0                  $12,000
Trustee

Larry W. Papasan                                 $15,500                  $0                     $0                  $15,500
Trustee

Richard C. Rantzow                               $15,500                  $0                     $0                  $15,500
Trustee

As of September 30, 2000, the officers and trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

                         INVESTMENT ADVISORY AGREEMENTS

The Growth & Income, Bond and Intermediate Bond Portfolios employ First Tennessee Bank National Association, Memphis, Tennessee, to furnish investment advisory and other services to each such Portfolio. Under the Investment Advisory and Management Agreement with each such Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. Highland Capital Management Corp., Memphis, Tennessee, acts as Sub-Adviser to the Growth & Income and Bond Portfolios. Martin & Company, Inc., Knoxville, Tennessee, acts as Sub-Adviser to the Intermediate Bond Portfolio. Subject to the direction of the Trustees and of First Tennessee, the Sub-Advisers will direct the investments of these Portfolios in accordance with their respective investment objective, policies and limitations.

At a special meeting on May 17, 2000, shareholders of the Capital Appreciation Portfolio of First Funds approved an Investment Advisory and Management Agreement between First Funds and DMC named DMC as Co-Adviser to the Capital Appreciation Portfolio. By vote of a majority of shareholder of the Capital Appreciation Portfolio, DMC replaced Investment Advisers, Inc., ("IAI") as co-adviser to that Portfolio.

First Tennessee and DMC, Philadelphia, Pennsylvania, act as Co-Advisers to the Capital Appreciation Portfolio. Subject to the direction of the Trustees and monitoring by First Tennessee, DMC directs the investments of this Portfolio in accordance with the Portfolio's investment objective, policies and limitations.

In addition to First Tennessee's and DMC's fees and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, each Portfolio's proportionate share of insurance premiums, and costs of registering shares under federal and state securities laws. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing the investment and business affairs of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios, First Tennessee is entitled to receive a monthly management fee at the annual rate of .65%, .15%,
 .55% and .50% of each Portfolio's average net assets, respectively. First Tennessee has voluntarily agreed to waive its fee to .30% and .30% of the average net assets of the Bond and Intermediate Bond Portfolios, respectively. The fee waivers may be discontinued at any time. For the fiscal years ended June 30, 2000, 1999, and 1998, First Tennessee earned $6,396,817, $5,385,198, and $3,169,117 from the Growth & Income Portfolio, respectively, before waiving $744,918, $1,242,738, and $731,335 of its fees, respectively. For the fiscal years ended June 30, 2000, 1999, and 1998, First Tennessee earned $1,276,424, $1,272,593, and $887,260 from the Bond Portfolio, respectively, before waiving $758,553, $925,522, and $645,280 of its fees, respectively. For the fiscal year ended June 30, 2000, First Tennessee earned $64,012 from the Capital Appreciation Portfolio before waiving $27,614 of its fees. For the fiscal year ended June 30, 2000, First Tennessee earned $1,103,772 from the Intermediate Bond Portfolio before waiving $782,798 of its fees. For the fiscal year ended June 30, 1999, First Tennessee earned $49,965 and $1,073,039, respectively, from the Capital Appreciation and Intermediate Bond Portfolios before waiving these amounts. For the fiscal period ended June 30, 1998, First Tennessee earned $32,970 and $320,973, respectively, from the Capital Appreciation and Intermediate Bond Portfolios before waiving these amounts. For the fiscal year ended June 30, 2000, IAI earned $271,147 and DMC earned $27,574 from the Capital Appreciation Portfolio. For the fiscal year ended June 30, 1999, IAI earned $233,170 from the Capital Appreciation Portfolio. For the fiscal period ended June 30, 1998, IAI earned $153,858 from the Capital Appreciation Portfolio.

Under its Investment Advisory and Management Agreement with each of the Growth & Income, Bond and Intermediate Bond Portfolios, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to each such Portfolio. As Sub-Adviser, Highland is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets. As

Sub-Adviser, Martin is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of .30% of Intermediate Bond Portfolio's average net assets. As Co-Adviser to the Capital Appreciation Portfolio, DMC is entitled to receive .70% of that Portfolio's average net assets up to $50 million and .65% thereafter. Under the terms of each sub-advisory agreement with First Tennessee and DMC's Investment Advisory and Management Agreement with the Trust, the Sub-Advisers, subject to the supervision of First Tennessee, and DMC supervise the day-to-day operations of their respective Portfolios and provide investment research and credit analysis concerning their respective Portfolios' investments, conduct a continual program of investment of their respective Portfolios' assets and maintain the books and records required in connection with their duties under their advisory agreements. In addition, the Sub-Advisers and DMC keep First Tennessee informed of the developments materially affecting each Portfolio. The Sub-Advisers for the Bond and Intermediate Bond Portfolios are currently waiving some or all of the fees they are entitled to receive from First Tennessee.

                                 CODE OF ETHICS

Each Portfolio permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the "Code") that has been adopted by the Portfolios' Board of Trustees. Access Persons are required to follow the guidelines established by the Code in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. First Tennessee and the Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for First Tennessee, the Advisers and Distributor. First Tennessee and the Advisers are also required to report to the Portfolios' Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Portfolios.

                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS is the Administrator and Distributor to each Portfolio. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in each Portfolio's administration and operation, including, but not limited to, providing various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .15% of average net assets.

For the fiscal years ended June 30, 2000, 1999, and 1998, ALPS earned administration fees in the amount of $1,476,188, $1,242,738, and $731,335, respectively, from the Growth & Income Portfolio. For the fiscal years ended June 30, 2000, 1999, and 1998, ALPS earned administration fees in the amount of $348,116, $347,071, and $241,980 from the Bond Portfolio, respectively. For the fiscal years ended June 30, 2000 and 1999, ALPS earned administration fees in the amounts of $64,012 and $49,965 from the Capital Appreciation Portfolio. For the fiscal period ended June 30, 1998, ALPS earned administration fees in the amount of $32,970 from the Capital Appreciation Portfolio before waiving $10,780 of its fees. For the fiscal years ended June 30, 2000 and 1999, ALPS earned administration fees in the amounts of $331,132 and $321,911 from the Intermediate Bond Portfolio before waiving $0 and $2,867 of its fees, respectively. For the fiscal period ended June 30, 1998, ALPS earned administration fees in the amount of $96,292 from the Intermediate Bond Portfolio before waiving $5,595 of its fees.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. For the fiscal years ended June 30, 2000, 1999, and 1998, First Tennessee earned co-administration fees in the amount of $492,063, $414,246, and $243,778 from the Growth & Income Portfolio, respectively. For the fiscal years ended June 30, 2000, 1999, and 1998, First Tennessee earned co-administration fees in the amount of $116,038, $115,690, and $80,660 from the Bond Portfolio, respectively. For the fiscal years ended June 30, 2000 and 1999, First Tennessee earned co-administration fees in the amount of $21,337, $16,655 and $110,377, $107,304, from the Capital
Appreciation and Intermediate Bond Portfolios, respectively. For the fiscal period ended June 30, 1998,

First Tennessee earned co-administration fees in the amount of $10,990 and $32,087, from the Capital Appreciation and Intermediate Bond Portfolios, respectively.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class III and Class IV are obligated to pay ALPS monthly a 12b-1 fee at the annual rate of up to .75% and 1.00% of average net assets, respectively, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class III and Class IV shares. This fee may be limited from time to time by the Board of Trustees. See "Administration Agreements and Other Contracts - Distribution Plan." Classes II and III pay shareholder servicing fees to Investment Professionals at an annual rate of .25% of average net assets as more fully described under the section "Administration Agreements and Other Contracts - Shareholder Services Plans." First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

For the fiscal years ended June 30, 2000, 1999, and 1998, ALPS earned underwriter commissions from the Growth & Income Portfolio in the amount of $51,337, $65,545, and $37,000, respectively. For the fiscal years ended June 30, 2000, 1999, and 1998, ALPS earned underwriter commissions from the Capital Appreciation Portfolio in the amount of $2,071, $2,679, and $2,000, respectively. For the fiscal years ended June 30, 2000, 1999, and 1998, ALPS earned underwriter commissions from the Bond Portfolio in the amount of $280, $1,370, and $0, respectively. For the fiscal years ended June 30, 2000, 1999, and 1998, ALPS earned underwriter commissions from the Intermediate Bond Portfolio in the amount of $254, $2,928, and $0, respectively.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. State Street Bank & Trust Company, through its affiliate Boston Financial Data Services, provides transfer agent and shareholder services for each Portfolio. For such services, State Street is entitled to receive a fee from each Portfolio based on their net asset value, plus out-of-pocket expenses.

State Street, 1 Heritage Drive, North Quincey, MA 02171, is also Custodian of the assets of the Portfolios and calculates the NAV and dividends of each Class of each Portfolio and maintains the portfolio general accounting records. The Custodian is responsible for the safekeeping of each Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, State Street is entitled to receive a fee from each Portfolio based on its net asset value, plus certain minimum monthly accounting fees and out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLAN. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of each Portfolio (each a "Class III Plan") and Class IV of the Growth & Income and Capital Appreciation Portfolios (each a "Class IV Plan") pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plans to allow each class to compensate ALPS for incurring distribution expenses. ALPS receives a Distribution and Service fee (12b-1 fee) of up to 0.75% of the average net assets of Class III shares of each Portfolio and up to 1.00% of the average net assets of Class IV shares of the Growth & Income and Capital Appreciation Portfolios, although the Trustees may limit such fees from time to time for one or more Portfolios (see the current Prospectus for each Portfolio for information concerning such limitations). These fees are in addition to the fees paid to ALPS under the Administration Agreement. The Trust or ALPS, on behalf of Class III of each Portfolio and Class IV of the Growth & Income and Capital Appreciation Portfolios, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions).

Each Class III and Class IV Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III and Class IV shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analysis and reports with respect to marketing and promotional activities as ALPS may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III and Class IV shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III and Class IV shares. Each Class III and Class IV Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Plan will benefit each Portfolio and its shareholders. To the extent that the Class III and Class IV Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III and Class IV Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, each Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year). If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Class III or Class IV Plan, these may be used as ALPS may elect. Since the amount payable under each Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS' overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

Regarding Class III shares, ALPS pays the entire distribution fee (up to 0.75% of average net assets) as compensation to investment dealers. In the case of Class IV shares, ALPS retains 0.25% of the 1.00% distribution fee during the first year. After year one, ALPS pays this 0.25% as compensation to investment dealers. In addition, ALPS pays First Tennessee Bank 0.75% of the 1.00% distribution fee on Class IV shares as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. For the fiscal year ended June 30, 2000, Class III of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios paid distribution fees in the amounts of $740,407, $3,737, $17,184 and $7,565, respectively. For the fiscal period ended June 30, 2000, Class IV of the Growth & Income and Capital Appreciation Portfolios paid distribution fees in the amounts of $24,157 and $161, respectively.

SHAREHOLDER SERVICE PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II and Class III have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class II and Class III shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class II and Class III shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II and Class III.

For the fiscal year ended June 30, 2000, the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios paid shareholder servicing fees in the following amounts:


                         Growth & Income         Capital Appreciation              Bond               Intermediate Bond
                            Portfolio                 Portfolio                 Portfolio                 Portfolio
                         ---------------         --------------------           ---------             -----------------

Class II                     $239,818                  $6,793                    $14,406                   $14,888

Class III                    $246,802                  $1,246                    $ 5,728                   $ 2,522

                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Growth & Income Portfolio, Capital Appreciation Portfolio, Bond Portfolio and Intermediate Bond Portfolio are Portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are nine Portfolios of the Trust, five with three Classes and four with four Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 2000, the following shareholders owned more than 5% of the outstanding shares of the indicated Class of the Portfolios.


                                                                                Total                % of          Total Outstanding
Name and Address                             Portfolio          Class       Shares Owned           Class Held          in Class
----------------                             ---------          -----       ------------           ----------      -----------------
First Tennessee National Corp.            Growth & Income         I         5,218,106.803           17.25%          30,246,863.088
D/B Pension Plan
Memphis, TN


                                                                        Total         % of        Total Outstanding
Name and Address                      Portfolio          Class      Shares Owned    Class Held         in Class
----------------                      ---------          -----      ------------    ----------    -----------------

First Tennessee National Corp.     Growth & Income         I       1,922,705.835       6.36%       30,246,863.088
Savings Plan - Fund A
Memphis, TN

NFSC FEBO                          Growth & Income         II        241,765.649       5.77%        4,187,711.154
Memphis Commerce Square
Reinvest Account
One Commerce Square 4th Floor
Memphis, TN 38150-0001

First Tennessee National Corp.   Capital Appreciation      I       2,862,603.788      87.72%        3,263,328.120
D/B Pension Plan
Memphis, TN

Resources Trust Company          Capital Appreciation      II        117,426.131      34.15%          343,805.372
for IMS Customers
P.O. Box 3865
Englewood, CO 80155-3865

Otto Kruse                       Capital Appreciation      II         20,855.390       6.07%          343,805.372
5623 Hillsboro Road
Nashville, TN 37215-4224

State Street Bank & Trust        Capital Appreciation     III          4,299.621       7.76%           55,396.829
Custodian for the IRA of
FBO Guy Garret Lansky
2113 Old Lake Pike
Memphis, TN 38119-5519

NFSC FEBO                        Capital Appreciation     III          3,465.003       6.25%           55,396.829
James S. Thomas
Judith Thomas
302 Ramblewood Drive
Jackson, TN 38305-1853

NFSC FEBO                        Capital Appreciation      IV          1,435.750       5.79%           24,787.568
Robert L. Burns
5344 Panda Lane
Memphis, TN 38120-1550

First Tennessee National Corp.         Bond                I      10,021,904.089      43.13%       23,234,656.608
D/B Pension Plan
Memphis, TN

Jewish Foundation                      Bond                II        343,023.472      54.12%          633,762.542
5118 Park Avenue, Suite 255
Memphis, TN 38117

Hickory Hill Family Med                Bond                II         64,062.938      10.11%          633,762.542
3530 Hickory Hill Road
Memphis, TN 38117


                                                                        Total         % of        Total Outstanding
Name and Address                      Portfolio          Class      Shares Owned    Class Held         in Class
----------------                      ---------          -----      ------------    ----------    -----------------

Jere H. Taylor                           Bond             III        12,310.086         7.29%          168,796.184
3024 Winder Drive
Memphis, TN 38128-5347

State Street Bank & Trust                Bond             III         9,426.370         5.58%          168,796.184
Custodian for the IRA of
Susan Schmidt Bies
8379 Creek Bridge Cv,
Germantown, TN 38138-6242

The University of Tennessee       Intermediate Bond         I     1,021,179.773         5.09%       20,073,492.504
c/o Charles M. Peccolo, Jr
301 Andy Holt Tower, Suite 600
Knoxville, TN 37996-0100

The Trust Co. of Knoxville        Intermediate Bond        II       223,145.151        24.64%          905,742.767
Retirement Plan
620 Market Street, Suite 300
Knoxville, TN 37902-2290

Resources Trust Company           Intermediate Bond        II       171,317.729        18.91%          905,742.767
for IMS Customers
P.O. Box 3865
Englewood, CO 80155-3865

The Trust Co. of Knoxville        Intermediate Bond        II        65,849.329         7.27%          905,742.767
Modern Supply Company
Pension Plan
P.O. Box 789
Knoxville, TN 37901-0789

Walter W. Layson                  Intermediate Bond       III        20,601.790        16.15%          127,599.581
871 San Simeon Drive
Concord, CA 94518-2156

Mary Beth Cooney Trust            Intermediate Bond       III        18,712.860        14.67%          127,599.581
1243 N.W. 14th Street
Boca Raton, FL 33486-1214

Mary Bess Hatfield                Intermediate Bond       III        15,797.414        12.38%          127,599.581
672 Hickory Brook Road
Chattanooga, TN 37421-6753

NFSC FEBO                         Intermediate Bond       III        12,918.578        10.12%          127,599.581
Kathleen H. Hood
4212 Spar Drive
Knoxville, TN 37918-5419


                                                                       Total             % of       Total Outstanding
Name and Address                     Portfolio          Class       Shares Owned      Class Held        in Class
----------------                     ---------          -----       ------------      ----------    -----------------
First Tennessee Bank              Intermediate Bond       III        10,795.607         8.46%          127,599.581
FBO Andrews Jones & Midyett
Southern Brokerage Auto
Attn:  Michael Peeler
P.O. Box 100
Franklin, TN 37065-0100

NFSC FEBO                         Intermediate Bond       III        10,696.354         8.38           127,599.581
Comserv Inc.
James Crinklaw
895 North White Station
Memphis, TN 38122-3021

John R. Stagmaier                 Intermediate Bond       III         8,989.964         7.05%          127,599.581
1175 James Boulevard
Signal Mountain, TN 37377-2544

Susan S. Garrett                  Intermediate Bond       III         8,973.159         7.03%          127,599.581
1917 Suck Creek Road
Chattanooga, TN 37405-9727

VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional Classes of shares for each Portfolio of the Trust. Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

Each Portfolio's financial statements and financial highlights for the fiscal year ended June 30, 2000, and the six-month period ended December 31, 1999, are included in the Trust's Annual and Semi-Annual Reports, respectively, which are each a separate report supplied independently of this Statement of Additional Information. Each Portfolio's financial statements and financial highlights are incorporated herein by reference.

The Portfolios' financial statements for the year ended June 30, 2000 were audited by Deloitte & Touche LLP, whose report thereon is included in the Portfolios' annual report.

                                    APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for Bond Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by assuming a constant prepayment rate for the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks, appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in highest-rated categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO
           STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II,
                             CLASS III AND CLASS IV
                                OCTOBER 28, 2000

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First Funds (Trust): U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio dated October 28, 2000. Please retain this SAI for future reference. The Portfolios' financial statements and financial highlights, included in the Annual Report for the fiscal year ended June 30, 2000 and the Semi-Annual Report dated December 31, 1999, are incorporated herein by reference. To obtain additional free copies of this SAI, the Annual Report, the Semi-Annual Report, or the Prospectus, please call the Distributor at 1-800-442-1941 (option 1), or write to the Distributor at 370 17th Street, Suite 3100, Denver CO 80202.

TABLE OF CONTENTS                                                     PAGE
-----------------                                                     ----
INVESTMENT RESTRICTIONS AND LIMITATIONS.................................2
INVESTMENT INSTRUMENTS..................................................4
PORTFOLIO TRANSACTIONS..................................................8
VALUATION OF PORTFOLIO SECURITIES.......................................9
PERFORMANCE............................................................10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................12
DISTRIBUTIONS AND TAXES................................................12
TRUSTEES AND OFFICERS..................................................13
INVESTMENT ADVISORY AGREEMENTS.........................................15
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS...........................16
DESCRIPTION OF THE TRUST...............................................19
FINANCIAL STATEMENTS...................................................22
APPENDIX..............................................................A-1

Investment Adviser
First Tennessee Bank National Association (First Tennessee or the Investment Adviser)

Sub-Adviser
BlackRock Institutional Management Corporation (BIMC or the Sub-Adviser)

Administrator and Distributor
ALPS Mutual Funds Services, Inc. (ALPS or the Administrator and Distributor)

Co-Administrator
First Tennessee Bank National Association (First Tennessee or the
Co-Administrator)

Transfer Agent & Shareholder Servicing Agent
Boston Financial Data Services (Boston Financial or the Transfer Agent)

Custodian
State Street Bank & Trust Company (State Street or the Custodian)

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, borrowings and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations. With respect to borrowings and illiquid securities, any investment in such securities that exceed the applicable limitations set forth below or limitations imposed by rules adopted by the SEC will be reduced promptly to meet such limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF THE U.S. TREASURY MONEY MARKET, U.S. GOVERNMENT MONEY
           MARKET, MUNICIPAL MONEY MARKET AND CASH RESERVE PORTFOLIOS

THE FOLLOWING ARE THE FUNDAMENTAL LIMITATIONS FOR EACH PORTFOLIO SET FORTH IN THEIR ENTIRETY. THE PORTFOLIOS MAY NOT:

(1) with respect to 75% of a Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, (a) more than 5% of a Portfolio's total assets would be invested in the securities of that issuer; or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2)     issue senior securities, except as permitted under the 1940 Act;

(3) borrow money, except that each Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
        (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of a Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that each Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or with respect to the Municipal Money Market Portfolio, tax-exempt obligations issued or guaranteed by a territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result of such purchase, 25% or more of a Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Cash Reserve Portfolio will invest 25% or more of its total assets in the financial industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) Each Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as that Portfolio.

THE FOLLOWING LIMITATIONS OF EACH PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Portfolios do not currently intend during the coming year to purchase the voting securities of any issuer.

(ii) The Portfolios do not currently intend during the coming year to purchase a security (other than a security insured or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, more than 5% of a Portfolio's total assets would be invested in the securities of a single issuer; provided that each Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(iii) The Portfolios do not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(iv) The Portfolios may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party [reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)]. A Portfolio will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

(v) The Portfolios do not currently intend during the coming year to purchase any security, if, as a result of such purchase, more than 10% of a Portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The Portfolios do not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(vii) The Portfolios do not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities, to repurchase agreements or to loans of portfolio securities.

(viii) The Portfolios do not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

(ix) Each Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as that Portfolio.

                             INVESTMENT INSTRUMENTS

First Tennessee serves as Investment Adviser to the Portfolios, and with the prior approval of the Board of Trustees (the Trustees), has engaged BlackRock Institutional Management Corporation to act as Sub-Adviser to each of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio.

RULE 2a-7. The Money Market Portfolios seek to maintain a stable net asset value per share by limiting Portfolio investments in accordance with the terms of Rule 2a-7 under the 1940 Act which sets forth limitations on the quality, maturity and other investment characteristics of registered investment companies which hold themselves out as money market funds.

ASSET-BACKED SECURITIES. The Cash Reserve Portfolio may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

COMMERCIAL PAPER. The Cash Reserve Portfolio may purchase commercial paper rated at the time of purchase A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's). The Portfolio may also purchase unrated commercial paper determined to be of comparable quality at the time of purchase by BIMC, pursuant to guidelines approved by the Trustees.

DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because each Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolios' other investments. If each Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When each Portfolio has sold a security on a delayed-delivery basis, each Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, each Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS. The Municipal Money Market Portfolio does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities, which in the judgment of BIMC are of high quality. These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolio will purchase taxable obligations only if they meet its quality requirements as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Trustees would reevaluate the Portfolio's investment objectives and policies.

The Municipal Money Market Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS. Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, BIMC, under the supervision of First Tennessee, determines the liquidity of Municipal Money Market Portfolio and Cash Reserve Portfolio's investments and, through reports from BIMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolios' investments, BIMC may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolios' rights and obligations relating to the investment). Investments currently considered by Cash Reserve Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities and time deposits determined by BIMC to be illiquid. Investments currently considered by Municipal Money Market Portfolio to be illiquid include some restricted securities and municipal lease obligations determined by BIMC to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolios were in a position where more than 10% of their net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS, DOMESTIC BRANCHES OF FOREIGN BANKS, AND FOREIGN BRANCHES OF DOMESTIC BANKS. The Cash Reserve Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances, bank notes and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions that have total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

MUNICIPAL LEASE OBLIGATIONS. The Municipal Money Market Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price and marked to market daily. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest even though the underlying security matures in more than one year. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found to present minimal credit risks by BIMC.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by BIMC. Such transactions may increase fluctuations in the market values of each Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES. Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, Municipal Money Market Portfolio and Cash Reserve Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolios may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolios might obtain a less favorable price than prevailed when they decided to seek registration of the security. However, in general, the Portfolios anticipate holding restricted securities to maturity or selling them in an exempt transaction.

SHORT SALES AGAINST THE BOX. A Portfolio may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share (NAV) of that Portfolio in anticipation of increased interest rates without sacrificing the current yield of the securities sold short. If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

STAND-BY COMMITMENTS. Stand-by Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Municipal Money Market Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a stand-by commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase stand-by commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Stand-by commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. BIMC may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, BIMC will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Stand-by commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised; the fact that stand-by commitments are not marketable by the Portfolio; and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS. Tender Option Bonds are created by coupling an intermediate or long-term, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, Municipal Money Market Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Portfolio, BIMC will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.

Municipal Money Market Portfolio and Cash Reserve Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase. The IRS has not ruled whether the interest on participating VRDOs is tax exempt and accordingly,

Municipal Money Market Portfolio and Cash Reserve Portfolio intend to purchase these instruments based on opinions of BIMC's fund counsel.

Municipal Money Market Portfolio and Cash Reserve Portfolio may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolios acquire a right to sell the instruments that meets certain requirements set forth in Rule 2a-7. A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the date on which principal can be recovered on demand. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that matures in more than 397 days but that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. A floating rate instrument that matures in 397 days or less shall be deemed to have a maturity of one day.

U.S. Government Money Market Portfolio and Cash Reserve Portfolio may invest in variable and floating rate instruments of the U.S. Government, its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the rules of the SEC. A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

ZERO COUPON BONDS. Zero Coupon Bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.


                             PORTFOLIO TRANSACTIONS

First Tennessee and BIMC (collectively, the Advisers) are responsible for decisions to buy and sell securities for each Portfolio, broker-dealer selection, and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolios are usually principal transactions, the Portfolios incur little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolios may also purchase securities from underwriters at prices, which include a commission paid by the issuer to the underwriter. No brokerage commissions were paid by the Portfolios during the last three fiscal years.

The Portfolios are required to identify securities of the trust's "regular brokers or dealers" that they have acquired during the Portfolios' most recent fiscal year. As of June 30, 2000, the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, and the Cash Reserve Portfolio repurchase agreements from State Street Bank & Trust. The U.S. Treasury Money Market Portfolio also a repurchase agreement from Lehman Brothers, Inc. The Municipal Money Market Portfolio did not acquire any securities from "regular brokers or dealers" during the fiscal year. The Cash Reserve Portfolio also repurchase agreements from Merrill Lynch & Co. and Goldman Sachs & Co.

Each Portfolio does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. Each Portfolio requires that investments mature within 397 days or less, as determined in accordance with the rules of the SEC. The amortized cost method of valuing portfolio securities requires that each Portfolio maintain an average weighted portfolio maturity of 90 days or less. Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Portfolios' net income or expenses.

The Advisers' primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Advisers may, at their discretion, effect transactions with dealers that furnish statistical, research and other information or services which are deemed by the Advisers to be beneficial to the Portfolios' investment program. Certain research services furnished by dealers may be useful to the Advisers with clients other than the Portfolios. Similarly, any research services received by the Advisers through placement of portfolio transactions of other clients may be of value to the Advisers in fulfilling their obligations to the Portfolios. The Advisers are of the opinion that the material received is beneficial in supplementing their research and analysis, and therefore, may benefit the Portfolios by improving the quality of their investment advice. The advisory fee paid by the Portfolios is not reduced because the Advisers receive such services.

The Advisers and their affiliates manage several other investment accounts, some of which may have objectives similar to that of the Portfolios. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of each Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolios and such accounts in a manner deemed equitable by the Advisers. The Advisers may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of each Portfolio will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of each Portfolio to obtain or dispose of the full amount of a security, which it seeks to purchase or sell.

Except to the extent permitted by law, portfolio securities will not be purchased from or sold to or through any "affiliated person," as defined in the 1940 Act, of the Advisers.


                        VALUATION OF PORTFOLIO SECURITIES

Each Portfolio values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes, which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument. Valuing each Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act, as amended. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Trustees and First Tennessee oversee BIMC's adherence to Securities and Exchange Commission (SEC) rules concerning money market funds, and the Trustees have established procedures designed to stabilize each Portfolio's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from each Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

During periods of declining interest rates, yields based on amortized cost may be higher than yields based on market valuations. Under these circumstances, a shareholder would be able to obtain a somewhat higher yield than would result if a Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.


                                   PERFORMANCE

From time to time, each Class of each Portfolio may quote the CURRENT YIELD and EFFECTIVE YIELD for each Class in advertisements or in reports or other communications with shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. In addition to the current yield, yields may be quoted in advertising based on any historical seven-day period.

Yield information may be useful in reviewing performance and for providing a basis for comparison with other investment alternatives. Yields will fluctuate, unlike investments, which pay a fixed yield for a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. The 7-day yields as of June 30, 2000, were as follows:

                                      Class I       Class III      Class IV
                                      -------       ---------      --------
U.S. Treasury Money Market             6.35%          6.12%         5.62%
U.S. Government Money Market           6.36%          6.11%          n/a
Municipal Money Market                 4.24%          3.94%          n/a
Cash Reserve                           6.41%          6.16%          n/a

The Municipal Money Market Portfolio also may quote the tax-equivalent yield for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. The tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 4.0%. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1999:

                    1999 TAX RATES AND TAX-EQUIVALENT YIELDS


                     Taxable
                     Income*                        Federal        If individual tax-exempt yield is:
                                                    Tax            2.00%           3.00%        4.00%
single return                joint return           Bracket**      Then taxable equivalent yield is:
$0-$25,750                   $0-$43,050                 15%          2.35%         3.53%        4.71%
$25,750-$62,450              $43,050-$104,050           28%          2.78%         4.17%        5.56%
$62,450-$130,250             $104,050-$158,550          31%          2.90%         4.35%        5.80%
$130,250-$283,150            $158-550-$283,150          36%          3.13%         4.69%        6.25%
$283,150-above               $283,150-above           39.6%          3.31%         4.97%        6.62%

----------

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 1999 tax rates.

** Excludes the impact of the phase out of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

The Portfolio may invest a portion of its assets in obligations that are subject to federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

Each Portfolio may compare the performance of each of its Classes or the performance of securities in which it or each of its Classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by imoneynet.com of Ashland, MA, or by Lipper, an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, each Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The MONEY FUND AVERAGES' (Government and Tax-Free), which is reported in the MONEY FUND REPORT, covers money market funds.

From time to time each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications or periodicals. For example, the Portfolios may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may compare its performance to the yields or averages of other money market securities as reported by the Federal Reserve Bulletin, by TeleRate, a financial information network, or by Salomon Brothers Inc., a broker-dealer firm; and other fixed-income investments such as certificates of deposit (CDs). The principal value and interest rate of CDs and money market securities are fixed at the time of purchase whereas yields will fluctuate. Unlike some CDs and certain other money market securities, money market mutual funds, and each Portfolio in particular, are not insured by the Federal Deposit Insurance Corporation (FDIC). Investors should give consideration to the quality and maturity of the Portfolio securities of the respective investment companies when comparing investment alternatives. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Each Portfolio may reference the growth and variety of money market mutual funds and First Tennessee's or Sub-Adviser's skill and participation in the industry.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled: Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day and Labor Day. Although the same holiday schedule is expected to be observed in the future, the New York Stock Exchange
(NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.


                             DISTRIBUTIONS AND TAXES

DIVIDENDS. Dividends will not normally qualify for the dividends-received deduction available to corporations, since the Portfolios' income is primarily derived from interest income and short-term capital gains. Depending upon state law, a portion of each Portfolio's dividends attributable to interest income derived from U.S. government securities may be exempt from state and local taxation. The Portfolios will provide information on the portion of each Portfolio's dividends, if any, that qualifies for this exemption.

Dividends derived from the Municipal Money Market Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. The Municipal Money Market Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by January 31 if the Portfolio makes any taxable distributions.

Each Portfolio's distributions are taxable when they are paid whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each Portfolio will send an IRS Form 1099-DIV by January 31.

CAPITAL GAIN DISTRIBUTIONS. Each Portfolio may distribute short-term capital gains once a year or more often as necessary to maintain their NAVs at $1.00 per share or to comply with distribution requirements under federal tax law. Each Portfolio does not anticipate earning long-term capital gains on securities held.

TAX STATUS OF THE TRUST. Each Portfolio has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. The Portfolios also intend to comply with other federal tax rules applicable to regulated investment companies. The Portfolios' principal place of business is located in Denver, Colorado. The Portfolios intend to comply with Colorado tax rules applicable to registered investment companies.

STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this pass-through benefit. The tax treatment of dividend distributions from U.S. Treasury Money Market Portfolio and U.S. Government Money Market Portfolio will be the same as if a shareholder directly owned a proportionate share of the U.S. government securities in the Portfolio. Because the income earned on most U.S. government securities in which the Portfolios invest is exempt from the state and local income taxes, the portion of dividends from the Portfolios attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisors to determine whether each Portfolio is suitable to their particular tax situation.

Federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA. Actual income tax may be higher or lower and will be due when tax forms for the year are filed. Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.


                              TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with First Tennessee or ALPS, is indicated by an asterisk (*).

                                             TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------------

      Name, Address, and Age          Position(s) Held                      Principal Occupation
                                         with Trust                          During Past 5 Years
-----------------------------------   -----------------   ---------------------------------------------------------

THOMAS M. BATCHELOR, age 78,               Trustee        Mr. Batchelor currently serves as director of two
4325 Woodcrest Drive                                      non-profit organizations, MTM Foundation and the White
Memphis, TN                                               Foundation. Mr. Batchelor also operates a management
                                                          consultant business on a limited basis, and retired
                                                          after owning and operating two General Insurance
                                                          Companies agencies for over thirty years. He was one of
                                                          the founders and served as a director of what was First
                                                          American State Bank in Memphis, TN (now part of United
                                                          American Bank of Memphis). He currently serves as
                                                          Chairman, Memphis Union Mission, TN, a charity and a
                                                          non-profit foundation.

                                             TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------------

JOHN A. DECELL, age 64,                    Trustee        Mr. DeCell is the proprietor of DeCell & Company (real
5178 Wheelis Dr., Suite 2                                 estate and business consulting), and President of Capital
Memphis, TN                                               Advisers, Inc. (real estate consulting and asset
                                                          management).

L. R. JALENAK, JR., age 69,                Trustee        Mr. Jalenak was Chairman of the Board (1990 - 1993
6094 Apple Tree Drive, Suite 11                           (retired)), Cleo Inc. (manufacturer of gift-related
Memphis, TN                                               products), a Gibson Greetings Company.  Mr. Jalenak is
                                                          also a Director of Perrigo Company (1988 - present),
                                                          Lufkin Industries (1990 - present), Dyersburg Corporation
                                                          (1990 - present), was President and CEO (until 1990) of
                                                          Cleo Inc., and was a Director of Gibson Greetings, Inc.
                                                          from 1983 to 1991.

*GEORGE P. LEWIS, age 61,                  Trustee        Mr. Lewis is currently a director of Methodist Home
7133 Bell Manor Cove                                      Care and Methodist Extended Care Hospital, a non-profit
Germantown, TN  38138                                     health care company. From 1976 until October 1999,
                                                          Mr. Lewis was Executive Vice President and Manager of
                                                          Money Management Group of First Tennessee Bank. During
                                                          that time he was also a director of certain First
                                                          Tennessee affiliates including Hickory Venture Capital
                                                          Corporation, a venture capital company, and First
                                                          Tennessee Brokerage, a broker/dealer. He was also a
                                                          director for Martin & Company and Highland Capital
                                                          Management Corp., both investment advisers and
                                                          affiliates of First Tennessee.

LARRY W. PAPASAN, age 59,                  Trustee        Mr. Papasan is President of Smith & Nephew, Inc.
5114 Winton Place                                         (orthopedic division). Mr. Papasan is a former Director
Memphis, TN                                               of First American National Bank of Memphis and The West
                                                          Tennessee Board of First American National Bank (1988 -
                                                          1991) and was President of Memphis Light Gas and Water
                                                          Division of the City of Memphis (1984 - 1991).
                                                          Mr. Papasan is also a member of the Board of the Plough
                                                          Foundation, a non-profit trust.

RICHARD C. RANTZOW, age 61,             Chairman and      Mr. Rantzow was Vice President/Director, Ron Miller
5790 Shelby Avenue                         Trustee        Associates, Inc. (manufacturer).  Mr. Rantzow was
Memphis, TN                                               Managing Partner (until 1990) of the Memphis office of
                                                          Ernst & Young.

*JEREMY O. MAY, age 30,                   Treasurer       Mr. May is a Vice President and Director of Mutual Fund
370 17th Street                                           Operations at ALPS, the Administrator and Distributor.
Denver, CO                                                Prior to joining ALPS, Mr. May was an auditor with
                                                          Deloitte & Touche LLP in their Denver office.

                                               TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------------

*RUSSELL C. BURK, age 42,              Secretary          Mr. Burk is General Counsel of ALPS.  Prior to joining
370 17th Street                                           ALPS, Mr. Burk served as Securities Counsel for Security
Denver, CO                                                Life of Denver, a wholly-owned subsidiary of ING.

The Trustees of the Trust each receive from the Trust an annual fee of $6,000 and a fee in the amount of $2,000 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 2000:

                                           Pension Or                         Aggregate
                                           Retirement       Estimated       Compensation
                          Aggregate         Benefits          Annual       From The Trust
                        Compensation       Accrued As        Benefits         And Fund
                          From the        Part of Fund         Upon         Complex Paid
                            Trust           Expenses        Retirement       To Trustees
                        ------------      ------------      ----------     ---------------
Thomas M. Batchelor
Trustee                    $15,500             $0               $0             $15,500

John A. DeCell
Trustee                    $15,500             $0               $0             $15,500

L. R. Jalenak, Jr.
Trustee                    $15,500             $0               $0             $15,500

George P. Lewis
Trustee                    $12,000             $0               $0             $12,000

Larry W. Papsan,
Trustee                    $15,500             $0               $0             $15,500

Richard C. Rantzow
Trustee                    $15,500             $0               $0             $15,500

As of September 30, 2000, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.


                         INVESTMENT ADVISORY AGREEMENTS

Each Portfolio employs First Tennessee to furnish investment advisory and other services to the Portfolio. Under the Investment Advisory and Management Agreement with each Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. BIMC, formerly known as PNC Institutional Management Corporation, Wilmington, Delaware, acts as Sub-Adviser and, subject to the direction of the Trustees and of First Tennessee, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.

In addition to First Tennessee's fee and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include:

interest, taxes, brokerage commissions, each Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. Each Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing its investment and business affairs, each Portfolio pays First Tennessee its prorated portion of a monthly management fee at the annual rate of
 .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. First Tennessee has voluntarily agreed to waive its fee to .08%, .10%, .10% and .10% of the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios' average net assets. These fee waivers may be discontinued at any time. For the fiscal year ended June 30, 2000, First Tennessee earned $34,575, $245,996, $135,514 and
$283,279 from the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio, respectively, before waiving $19,431, $147,597, $81,308 and $169,968, for the respective Portfolios. For the fiscal year ended June 30, 1999, First Tennessee earned $137,925, $234,187, $124,234 and $238,787 from the U.S. Treasury Money
Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios, respectively, before waiving $83,083, $137,583, $72,802 and $140,357 for the respective Portfolios. For the fiscal year ended June 30, 1998, First Tennessee earned $137,999, $238,922, $131,526 and $166,825 from the U.S.
Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios, respectively, before waiving $82,799, $143,353, $78,915 and $100,095 for the respective Portfolios.

Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to each Portfolio. As Sub-Adviser, BIMC is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of aggregate average monthly net assets of all money market Portfolios of the Trust advised by BIMC, through $500 million, .06% of the next $500 million, and .05% on amounts greater than $1 billion. Under the terms of the subadvisory agreement with First Tennessee, BIMC, subject to the supervision of First Tennessee, supervises the day-to-day operations of each Portfolio and provides investment research and credit analysis concerning each Portfolio's investments, conducts a continual program of investment of each Portfolio's assets and maintains the books and records required in connection with its duties under each sub-advisory agreement. In addition, BIMC keeps First Tennessee informed of the developments materially affecting each Portfolio.


                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS is the Administrator and Distributor to each Portfolio under separate Administration and General Distribution Agreements with respect to each Portfolio. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in each Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive from each Portfolio a monthly fee at the annual rate of .075% of average net assets. ALPS has voluntarily agreed to waive its entire administration fee it is entitled to receive from the U.S. Treasury Money Market Portfolio. This fee waiver may be discontinued at any time.

For each Portfolio's fiscal year ended June 30, 2000, ALPS earned administration fees in the amounts of $8,597, $73,798, $40,655 and $84,960 from the U.S.
Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio, respectively, before waiving $8,597 for the U.S. Treasury Money Market Portfolio. For each Portfolio's fiscal year ended June 30, 1999, ALPS earned administration fees in the amounts of $40,106, $68,205, $36,053 and $69,596 from the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash

Reserve Portfolio, respectively, before waiving $1,423 for the U.S. Treasury Money Market Portfolio. For each Portfolio's fiscal year ended June 30, 1998, ALPS earned administration fees in the amount of $41,400, $71,676, $39,458 and $50,048 from the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and the Cash Reserve Portfolio, respectively.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class II, III and IV are obligated to pay ALPS monthly an additional annual fee of up to .25%, .45% and .50% of average net assets, respectively, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class II, Class III or Class IV shares. See "Distribution Plans" below. First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliated brokers of First Tennessee may receive commissions or asset-based fees.

CO-ADMINISTRATOR. First Tennessee, serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. First Tennessee has voluntarily agreed to waive its co-administration fee to .000%, .025%, .025% and
 .025% of the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios' average net assets. These fee waivers may be discontinued at any time. For each Portfolio's fiscal year ended June 30, 2000, First Tennessee earned co-administration fees in the amount of $5,731, $49,198, $27,105 and $56,819 from the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio, respectively, before waiving $5,731, $24,598, $13,554 and $28,499, respectively. For each Portfolio's fiscal year ended June 30, 1999, First Tennessee earned co-administration fees in the amount of $26,738, $45,470, $24,036 and $46,397 from the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and the Cash Reserve Portfolio, respectively, before waiving $11,892, $22,930, $12,134 and $23,393, respectively. For each Portfolio's fiscal year ended June 30, 1998, First Tennessee earned co-administration fees in the amount of $27,600, $47,784, $26,305 and $33,365 from the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio, respectively, before waiving $13,800, $23,892, $13,153 and $16,682, respectively.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. State Street, through its affiliate Boston Financial, provides transfer agent and shareholder services for each Portfolio. For such services, State Street is entitled to receive a fee from each Portfolio based on their net asset value, plus out-of-pocket expenses.

State Street, 1 Heritage Drive, North Quincy, MA 02171, is also Custodian of the assets of the Portfolios and calculates the NAV and dividends of each Class of each Portfolio and maintains the portfolio general accounting records. The Custodian is responsible for the safekeeping of each Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, State Street is entitled to receive a fee from each Portfolio based on its net asset value, plus certain minimum monthly accounting fees and out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLANS. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of each Portfolio and Class IV of the U.S. Treasury Money Market Portfolio (collectively the "Distribution Plans") pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Distribution Plans to allow Class III of each Portfolio and Class IV of the U.S. Treasury Money Market Portfolio and ALPS to incur distribution expenses. The Distribution Plans provide for payment of a distribution fee (12b-1 fee) of up to 0.45% of the average net assets of Class III of each Portfolio and 0.50% of the average net assets of Class IV of the U.S. Treasury Money Market Portfolio. The Trustees have limited the fees payable by Class III of each Portfolio to .25% of each Class III's average net assets. These fees are in addition to the fees paid to ALPS under the Administration Agreement. The Trust or ALPS, on behalf of Class III of each Portfolio and Class IV of the U.S. Treasury Money Market Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). The Distribution Plans provide that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III and Class IV shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III and Class IV shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III and Class IV shares. The Distribution Plans recognize ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

The Distribution Plans have been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Distribution Plan will benefit each Portfolio and its shareholders. To the extent that the Distribution Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Distribution Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Distribution Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for distribution-related expenses and receives $2 under a Distribution Plan, the $1 difference could be said to be a profit for ALPS. Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, a Distribution Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year. If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Distribution Plan, these may be used as ALPS may elect. Since the amount payable under the Distribution Plans will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

For fiscal year ended June 30, 2000, Class III of the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios paid distribution fees in the amounts of $5,448, $13,726, $13,863 and $203,844, respectively. For the fiscal period ended June 30, 2000, Class IV of the U.S. Treasury Money Market Portfolio paid distribution fees in the amount of $280. All of these fees were paid as compensation to dealers.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II of each Portfolio and Class IV of the U.S. Treasury Money Market Portfolio have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class II or Class IV Shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class II and Class IV Shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II of each Portfolio and Class IV of the U.S. Treasury Money Market Portfolio.

                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio are portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are nine portfolios of the Trust, each with multiple Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 2000, the following shareholders owned more than 5% of the outstanding shares of the indicated Class of the Portfolios:

                                                                       Total              % of         Total Outstanding
Name and Address                        Portfolio        Class     Shares Owned         Class Held         in Class
----------------                        ---------        -----     ------------         ----------     -----------------

Jeanne Anderson Morgan                U.S. Treasury        I       1,709,675.950          20.83%          8,208,948.180
c/o William L. Nichol IV
81 Monroe, Suite 600
Memphis, TN  38103

                                                                        Total              % of         Total Outstanding
Name and Address                        Portfolio        Class      Shares Owned         Class Held         in Class
----------------                        ---------        -----      ------------         ----------     -----------------

Our Lady of the Lake College          U.S. Treasury       III        558,833.870          41.80%           1,337,050.810
c/o Pitt R. Calkin
7777 Hennessy Boulevard
Suite 6002
Baton Rouge, LA  70808-4300

Our Lady of the Lake Hospital Inc.    U.S. Treasury       III        264,979.850          19.82%           1,337,050.810
c/o Pitt R. Calkin
7777 Hennessy Boulevard
Suite 6002
Baton Rouge, LA  70808-4300

Thomas Lee Fisackerly                 U.S. Treasury       III        190,445.310          14.24%           1,337,050.810
John W. Fisackerly II
P.O. Box 743
Winona, MS  38967-0743

Gordon T. Smith                       U.S. Treasury       III         91,653.580           6.85%           1,337,050.810
Cynthia V. Smith
903 Westmoreland Boulevard
Knoxville, TN  37919-7214

NFSC FEBO                             U.S. Treasury       IV          18,141.350          59.11%              30,692.460
Gary L. Freeman
Lois R. Freeman
5724 Elizabeth Grace Cove
Bartlett, TN  38134-5774

ALPS Mutual Funds Services            U.S. Treasury       IV          12,447.120          40.55%              30,692.460
Attn:  Diana Adams
370 17th Street, Suite 3100
Denver, CO  80202-5627

Mary Elizabeth Miller                 U.S. Government       I       12,690,829.780        15.68%          80,916,650.280
First Tennessee Bank Building
231 Public Square, 3rd Floor
Franklin, TN  37064

King's Daughter's & Son's Home        U.S. Government       I        5,071,978.780         6.27%          80,916,650.280
Attn:  Ron Arrison
1467 East McLemore
Memphis, TN  38106-0000

Jackson-Madison County                U.S. Government      III       2,149,397.880        65.16%           3,298,415.110
General Hospital
Attn:  Charles Emrich
708 West Forest
Jackson, TN  38301-3900

                                                                        Total           % of         Total Outstanding
Name and Address                      Portfolio          Class      Shares Owned      Class Held          in Class
----------------                      ---------          -----     --------------     ----------     -----------------

Knox County Association               U.S. Government     III         307,727.740      9.33%          3,298,415.110
for Retarded Citizens
Contingency Account
3000 North Central Street
Knoxville, TN  37917-5117

First Tennessee Collateral Acct.      U.S. Government     III         258,959.300      7.85%          3,298,415.110
FBO H. L. Williams, Jr.
c/o Executive Banking
Attn:  Damon Bell
4385 Poplar Avenue
Memphis, TN  38117-3719

Henry Roy Horton                      U.S. Government     III         179,461.720      5.44%          3,298,415.110
Carolyn B. Horton
436 Dixon Road
Knoxville, TN  37922-1351

J. M. Patterson                         Municipal          I        5,485,481.240      8.72%         62,875,172.100
8390 Countrywood Fairway
Cordova, TN  38018

Yvonne Dobbs - Tatum                    Municipal          I        4,414,114.230      7.02%         62,875,172.100
440 Shady Grove Road
Memphis, TN  38120

Belz Securities Limited Partnership     Municipal          I        3,169,034.640      5.04%         62,875,172.100
P.O. Box 3661
Memphis, TN  38173-3661

National Financial Services Corp.       Municipal         III       4,013,835.700     81.93%          4,899,254.350
P.O. Box 3752
Church Street Station
New York, NY  10008-3752

Eugenia F. Williams Estate             Cash Reserve        I        1,834,029.760      5.35%         34,295,275.280
c/o First Tennessee Bank
Attn: Keith Keisling
800 South Gay, 5th Floor
Knoxville, TN  37929

Jane L. Pettway Foundation             Cash Reserve        I        1,791,163.230      5.22%         34,295,275.280
3910 Kingston Pike
Knoxville, TN  37919

National Financial Services Corp.      Cash Reserve       III      89,298,409.270     83.52%        106,923,633.300
P.O. Box 3752
Church Street Station
New York, NY  10008-3752

VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional Classes of shares for each Portfolio of the Trust. Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.


                              FINANCIAL STATEMENTS

The Portfolios' financial statements and financial highlights for the fiscal year ended June 30, 2000, and the six-month period ended December 31, 1999, are included in the Trust's Annual and Semi-Annual Reports, which are separate reports supplied independent of this Statement of Additional Information. The Portfolios' financial statements and financial highlights are incorporated herein by reference.

The Portfolios' financial statements for the year ended June 30, 2000, were audited by Deloitte & Touche LLP, whose report thereon is included in the Portfolios' annual report.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o    Leading market positions in well-established industries.
o    High rates of return on funds employed.
o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
o Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
o Well established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                                   FIRST FUNDS
                          TENNESSEE TAX-FREE PORTFOLIO
     STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, CLASS III,
                                  AND CLASS IV
                                OCTOBER 28, 2000

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the current Prospectus for each Class of the Tennessee Tax-Free Portfolio dated October 28, 2000. Please retain this SAI for future reference. The Portfolio's financial statements and financial highlights, included in the Annual Report for the fiscal year ended June 30, 2000 and the Semi-Annual Report for the six month period ended December 31, 1999, are incorporated herein by reference. To obtain additional free copies of this SAI, the Annual Report, the Semi-Annual Report, or the Prospectus, please call the Distributor at 1-800-442-1941 (option 1), or write to the Distributor at 370 17th Street, Suite 3100, Denver CO 80202.

TABLE OF CONTENTS                                                                                                         PAGE
-----------------                                                                                                         ----
INVESTMENT RESTRICTIONS AND LIMITATIONS...................................................................................   2
INVESTMENT INSTRUMENTS....................................................................................................   3
SPECIAL CONSIDERATIONS AFFECTING TENNESSEE................................................................................   6
PORTFOLIO TRANSACTIONS....................................................................................................   7
VALUATION OF PORTFOLIO SECURITIES.........................................................................................   8
PERFORMANCE...............................................................................................................   8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................................................................  11
DISTRIBUTIONS AND TAXES...................................................................................................  12
TRUSTEES AND OFFICERS.....................................................................................................  13
INVESTMENT ADVISORY AGREEMENT.............................................................................................  15
CODE OF ETHICS............................................................................................................  16
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS..............................................................................  16
DESCRIPTION OF THE TRUST..................................................................................................  18
FINANCIAL STATEMENTS......................................................................................................  20
APPENDIX.................................................................................................................. A-1

Investment Adviser

First Tennessee Bank National Association (First Tennessee or the Investment Adviser)

Sub Adviser

Martin & Company, Inc. (Martin or the Sub-Adviser)

Administrator and Distributor

ALPS Mutual Funds Services, Inc. (ALPS or the Administrator and Distributor)

Co-Administrator

First Tennessee Bank National Association (First Tennessee or the
Co-Administrator)

Transfer Agent & Shareholder Servicing Agent

Boston Financial Data Services (Boston Financial or the Transfer Agent)

Custodian

State Street Bank & Trust Company (State Street or the Custodian)

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, except as to borrowings and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

             INVESTMENT LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO

The following are Tennessee Tax-Free Portfolio's fundamental limitations set forth in their entirety. The Portfolio may not:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940;

(2) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or the state of Tennessee or any county, municipality, or political subdivision of any of the foregoing, including any agency, board authority, or commission of the foregoing) if, as a result of such purchase, 25% or more of the Portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

(8) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

(i) To meet federal tax requirements for qualification as a "regulated investment company," the Portfolio limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations
         (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

(ii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The Portfolio may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party [reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)]. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result of such purchase, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The Portfolio does not currently intend during the coming year to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

                             INVESTMENT INSTRUMENTS

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

The Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS. The Tennessee Tax-Free Portfolio does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. As an operating policy, the Portfolio intends to invest its assets to achieve as fully as possible tax exempt income for both Tennessee state and federal purposes. For example, the

Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities, which in the judgment of Martin are of high quality. These would include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolio's standards for high-quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Aaa and Aa, and those described by Standard and Poor's Corporation (S&P) in rating corporate obligations within its two highest ratings of AAA and AA.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the Tennessee General Assembly that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Board of Trustees (the Trustees) would reevaluate the Portfolio's investment objective and policies.

Tennessee Tax-Free Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS. Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, Martin determines the liquidity of Tennessee Tax-Free Portfolio's investments and, through reports from Martin, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, Martin may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities determined by Martin to be illiquid. In the absence of market quotations, illiquid investments are valued at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MUNICIPAL LEASE OBLIGATIONS. The Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchase, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REFUNDING CONTRACTS. The Tennessee Tax-Free Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15 - 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by Securities and Exchange Commission (SEC) guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. The Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Martin.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate high grade liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Martin. As a result, such transactions may increase fluctuations in the market values of the Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES. Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Tennessee Tax-Free Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time each decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

STAND-BY COMMITMENTS. Stand-by Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Tennessee Tax-Free Portfolio may acquire stand-by commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a stand-by commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase stand-by commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Stand-by commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised, the fact that stand-by commitments are not marketable by the Portfolio, and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS. Tender Option Bonds are created by coupling an intermediate or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Tennessee Tax-Free Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the Portfolio, Martin will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

The Tennessee Tax-Free Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolio to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolio considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

ZERO COUPON BONDS. Zero Coupon Bonds do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of an U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

                   SPECIAL CONSIDERATIONS AFFECTING TENNESSEE

TENNESSEE OBLIGATIONS. The following information as to certain Tennessee considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Tennessee. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Tennessee issuers. Neither the Trust nor the Portfolio has independently verified this information.

The Tennessee economy is largely based on manufacturing and services, which accounted for approximately 50% of all jobs in the State. The location of General Motors' Saturn project in Tennessee is believed to demonstrate the continuing viability of manufacturing in the State. Other important segments of the State economy include the wholesale and retail trade, transportation, and the government sector. The State unemployment rate in 2000 has fallen to 3.5. Growth in manufacturing was neutralized by cutbacks in the apparel and textile industries and a slowdown in the services sector. There can be no assurance that Tennessee's relatively favorable economic performance will continue.

In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from

State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

Tennessee is one of nine states that do not have a personal income tax. It is reliant on sales tax revenues to fund its budget. Sales tax accounts for 61% of the states tax collection. While the state has generated growth in sales tax, it has not kept pace with expenditures over the past three years. This has put tremendous pressure on the legislature to balance the budget.

Tennessee provides health care to the entire Medicaid population as well as the uninsured population in the State, approximately 1.3 million people or 24% of the state's population. Recently, the costs of this health care plan have significantly increased. Comprising over $1.7 billion of the state's $7.2 billion operating budget, state funding has increased by an average 14.7% over the last three years. The governor has established a Commission on the Future of TennCare to consider options for the program after the current federal waiver governing the program expires in December 2001.

Moody's and S&P have recently downgraded the general obligations of the State of Tennessee. The rating agencies cite a continued reliance on non-recurring revenues to fund ongoing expenses, the increasing cost of TennCare, reliance on a narrow revenue stream to fund its budget, and lack of progress toward ensuring long term solutions to balance the budget. As of the date of this SAI, general obligations of the State of Tennessee are rated "AA+", "Aa1" and "AAA" by S&P, Moody's and Fitch, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

A recent report (August 2000) by the state Finance Commissioner revealed the following issues that could impact the state's financial situation. 1) State tax collections for the 1999-2000 fiscal year were up 7.5%. After accounting for changes in the tax law, this indicated a 3.96% growth rate that is below the growth rate assumed in completing the 2000-2001 State Budget. This could leave a significant end of the year budget deficit. 2) The federal government's Health Care Financing Administration (HFCA) has notified the State that the state's "bed tax" is impermissible for use in obtaining federal matching funds. This could result in the loss of $233 million in federal money for TennCare. 3) If a teacher salary equalization lawsuit goes against the state, significant cost could be imposed on the state as well as city/county governments. This could range from $40 million to $300 million.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the Portfolio by Martin pursuant to authority contained in the Portfolio's Investment Advisory and Management Agreement. Martin is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, Martin considers various relevant factors, including, but not limited to, the broker's execution capability; the broker's perceived financial stability; the broker's responsiveness to the Martin's transaction requests; and the broker's clearance and settlement capability.

The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which Martin or its affiliates exercise investment discretion. Such services may include research-related computer hardware and software; furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to Martin in rendering investment management services to the Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to Martin in carrying out its obligations to the Portfolio. The receipt of such research has not reduced Martin's normal independent research activities; however, it enables Martin to avoid the additional expenses that could be incurred if it tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of another broker-dealer who might have charged for their research and execution services. In order to cause the Portfolio to pay such higher commissions, Martin must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or Martin's overall responsibilities to the Portfolio and its other clients. In reaching this determination, Martin will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

Martin is authorized to use research services provided by and to place portfolio transactions to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of the Portfolio.

The Trustees periodically review Martin's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

From time to time the Trustees will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable. The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

No brokerage commissions were paid by the Portfolio during the last three fiscal years, nor did the Portfolio acquire securities of the trust's "regular brokers or dealers" during the most recent fiscal year.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and First Tennessee and Martin to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio. It is the current opinion of the Trustees that the desirability of retaining First Tennessee and Martin as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                        VALUATION OF PORTFOLIO SECURITIES

Valuations of securities furnished by the pricing service employed by the Portfolio are based upon a computerized matrix system and/or appraisals by the independent pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Portfolio and the Portfolio's pricing agent under general supervision of the Trustees.

Use of pricing services has been approved by the Board of Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method (e.g., closing over-the-counter- bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

                                   PERFORMANCE

For each class of the Portfolio, yields used in advertising are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the net asset value per share (NAV) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yields may not equal their distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yields will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur.

As of June 30, 2000, the 30-day yields were 4.78%, 4.54%, 4.24% and 4.10% for
Class I, II, III and IV, respectively. The Tennessee Tax-Free Portfolio also may quote the tax-equivalent yield for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. The tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 8.0%. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1999:

                    1999 TAX RATES AND TAX-EQUIVALENT YIELDS

                  Taxable                        Federal
                  Income *                         Tax                    If individual tax-exempt yield is:
                                                 Bracket**             2.00%                3.00%        4.00%
single return                  joint return                               Then taxable equivalent yield is:
$0- $25,750                $0- $43,050            15.0%                2.35%                3.53%        4.71%
$25,750- $62,450           $43,050 - $104,050     28.0%                2.78%                4.17%        5.56%
$62,450- $130,250          $104,050- $158,550     31.0%                2.90%                4.35%        5.80%
$130,250- $283,150         $158,550- $283,150     36.0%                3.13%                4.69%        6.25%
$283,150- above            $283,150- above        39.6%                3.31%                4.97%        6.62%

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 1997 tax rates.

**Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Tennessee individual income tax is levied at a flat rate of 6%. The tax is levied on dividend and interest income. If your effective combined federal and Tennessee state tax rate in 1999 is:

                          20.10%           32.32%             35.14%       39.84%           43.22%

Then your tax-equivalent yield* is:
2.0%                       2.50%            2.96%              3.08%        3.32%            3.52%
3.0%                       3.75%            4.43%              4.63%        4.99%            5.28%
4.0%                       5.01%            5.91%              6.17%        6.65%            7.05%
5.0%                       6.26%            7.39%              7.71%        8.31%            8.81%
6.0%                       7.51%            8.87%              9.25%        9.97%           10.57%
7.0%                       8.76%           10.34%             10.79%       11.64%           12.33%
8.0%                      10.01%           11.82%             12.33%       13.30%           14.09%

*The Portfolio may invest a portion of its assets in obligations that are subject to state or federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

TOTAL RETURNS for each Class of the Portfolio quoted in advertising reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period.

AVERAGE ANNUAL TOTAL RETURNS ARE CALCULATED by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return. The following table shows total returns as of June 30, 2000, for each Class of the Portfolio:

                                            Class I Average       Class II Average       Class III Average
                                          Annual Total Return    Annual Total Return    Annual Total Return
                                          -------------------    -------------------    -------------------
                                          One         Since      One         Since      One         Since
                                          Year      Inception    Year      Inception    Year      Inception
                                          ----      ---------    ----      ---------    ----      ---------
The Tennessee Tax-Free Portfolio*
                                          2.83%       4.60%      0.12%       3.88%      1.29%       4.26%

*Information for Class IV shares is not included in the table because the Class has not been in existence for one full calendar year.

CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales loads may or may not be included.

Because the fees for Class II, Class III, and Class IV are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

The Portfolio may compare the performance of its Classes or the performance of securities in which it may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by imoneynet.com of Ashland, MA 01721, or by Lipper, Inc., an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES, which is reported in the BOND FUND REPORT, covers taxable bond funds. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

From time to time, the Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

The Portfolio may be compared in advertising to certificates of deposits (CD's) or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolio may offer greater liquidity or higher potential returns than CD's, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

The Portfolio may compare its performance to that of the Lehman Brothers Municipal Bond Index, an index comprised of revenue bonds and state government obligations. It may also compare its performance to the Lehman Brothers 5-Year and 10-Year Municipal Bond Indices. The Portfolio may also compare its performance to that of the Lehman Brothers General Obligation Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. The Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk-adjusted performance.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled: Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day and Labor Day. Although the same holiday schedule is expected to be observed in the future, the New York Stock Exchange
(NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other properly valued for this purpose as they are valued in computing the Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Portfolio is required to give shareholders at least 60 days notice prior to terminating or modifying the Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II, INFORMATION

PURCHASE INFORMATION. As provided for in Rule 22d-1 under the 1940 Act, ALPS exercises its right to waive the Portfolio's Class II shares' maximum sales charge in connection with the Portfolio's merger with or acquisition of any investment company or trust.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that the Portfolio's income is derived from federally tax-exempt interest, the daily dividends declared by the Portfolio are also federally tax-exempt provided that the Portfolio meets the investment and distribution requirements for treatment as a "regulated investment company" and, at the close of each quarter of the taxable year, at least 50% of the value of its total assets consists of tax-exempt state or local bonds. The Portfolio intends to meet these tests so that its federally tax-free interest will remain federally tax-free when distributed. The Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions, if any, for the prior year. Dividends derived from the Tennessee Tax-Free Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. The Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by January 31 if the Portfolio made any taxable distributions for the period.

The Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based upon covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenants at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

Interest on certain "specified private activity" bonds is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. Interest from specified private activity bonds will be considered tax-exempt for purposes of the Portfolio's policies of investing so that at least 80% of its income is free from federal income tax. Interest from specified private activity bonds is a tax preference item for the purpose of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity bonds issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule. A portion of the gain on bonds purchased at a discount after April 30, 1993 (other than original issue discount) and all short-term capital gains distributed by the Portfolio are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends received deduction. Dividend distributions resulting from a re-characterization of gain from the sale of bonds purchased at a discount after April 30, 1993 are not considered income for the purposes of the Portfolio's policy of investing so that at least 80% of its income is free from federal income tax.

STATE TAXES. In the opinion of fund counsel, Baker, Donelson, Bearman & Caldwell, investments in the Tennessee Tax-Free Portfolio will not be subject to Tennessee personal income taxes on distributions received from the Portfolio to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities, or in bonds or other securities of the State of Tennessee or any county, municipality or political subdivision, including any agency, board, authority or commission. Other distributions from the Portfolio, including dividends attributable to obligations of issuers in other states, and all long-term and short-term capital gains, will not be exempt from personal income taxes in Tennessee. The Portfolio will report annually the percentage and source, on a state-by-state basis, of interest income received by the Portfolio on municipal bonds during the preceding year.

CAPITAL GAIN DISTRIBUTIONS. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders of the Portfolio at the long-term capital gains rate, as designated by the Portfolio, regardless of how long the shareholders have owned their Portfolio shares.

REDEMPTIONS AND EXCHANGES. A loss on the redemption or exchange of Portfolio shares may not be deductible if the shareholder invests in the Portfolio within thirty days before or after the redemption. Any loss on the redemption or exchange of Portfolio shares held for six months or less will be disallowed to the extent of the amount of any tax-free dividends received on the shares. Future Treasury Regulations may shorten this six-month period to 31 days. In addition, loss on the redemption or exchange of Portfolio shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received on the shares.

TAX STATUS OF THE TRUST. The Portfolio has qualified in prior years and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the Code), so that the Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The Portfolio also intends to comply with other federal tax rules applicable to regulated investment companies. The Portfolio's principal place of business is located in Denver, Colorado. The Portfolio intends to comply with Colorado tax rules applicable to registered investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders of the Portfolio may be subject to state and local taxes on distributions received from the Portfolio. Investors should consult their tax advisers to determine whether the Portfolio is suitable to their particular tax situation.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with First Tennessee or ALPS is indicated by an asterisk (*).


                                               Trustees and Officers
      ----------------------------------------------------------------------------------------------------
                                             Position(s)
                                                Held                                  Principal Occupation
      Name, Address, and Age                 With Trust                               During Past 5 Years
      ----------------------                 -----------                              --------------------
THOMAS M. BATCHELOR, age 78,                   Trustee            Mr. Batchelor presently operates a management consultant business
4325 Woodcrest Drive                                              on a limited basis, retired after owning and operating two
Memphis, TN                                                       General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of First American
                                                                  State Bank in Memphis, TN (now part of United American Bank of
                                                                  Memphis). He currently serves as Chairman, Memphis Union Mission,
                                                                  TN, a charity and a non-profit foundation.


                                               Trustees and Officers
      ----------------------------------------------------------------------------------------------------
                                             Position(s)
                                                Held                                  Principal Occupation
      Name, Address, and Age                 With Trust                               During Past 5 Years
      ----------------------                 -----------                              --------------------
JOHN A. DECELL, age 64,                        Trustee            Mr. DeCell is the proprietor of DeCell & Company (real estate and
5178 Wheelis Dr., Suite 2                                         business consulting), and President of Capital Advisers, Inc.
Memphis, TN                                                       (real estate consulting and asset management).

L. R. JALENAK, JR., age 69,                    Trustee            Mr. Jalenak was Chairman of the Board (1990 - 1993 (retired)),
6094 Apple Tree Drive, Suite 11                                   Cleo Inc. (manufacturer of gift-related products), a Gibson
Memphis, TN                                                       Greetings Company. Mr. Jalenak is also a Director of Perrigo
                                                                  Company (1988 - present), Lufkin Industries (1990 - present),
                                                                  Dyersburg Corporation (1990 - present), was President and CEO
                                                                  (until 1990) of Cleo Inc., and was a Director of Gibson Greetings,
                                                                  Inc. from 1983 to 1991.

*GEORGE P. LEWIS, age 61,                      Trustee            Mr. Lewis is currently a director of Methodist Home Care and
7133 Bell Manor Cove                                              Methodist Extended Care Hospital, a non-profit health care
Germantown, TN                                                    company. From 1976 until October 1999, Mr. Lewis was Executive
                                                                  Vice President and Manager of Money Management Group of First
                                                                  Tennessee Bank. During that time he was also a director of certain
                                                                  First Tennessee affiliates including Hickory Venture Capital
                                                                  Corporation, a venture capital company, and First Tennessee
                                                                  Brokerage, a broker/dealer. He was also a director for Martin &
                                                                  Company and Highland Capital Management Corp., both investment advisers and affiliates of First Tennessee.

LARRY W. PAPASAN, age 59,                      Trustee            Mr. Papasan is President of Smith & Nephew, Inc. (orthopedic
5114 Winton Place                                                 division). Mr. Papasan is a former Director of First American
Memphis, TN                                                       National Bank of Memphis and The West Tennessee Board of First
                                                                  American National Bank (1988 - 1991) and was President of Memphis
                                                                  Light Gas and Water Division of the City of Memphis (1984 - 1991).
                                                                  Mr. Papasan is also a member of the Board of the Plough
                                                                  Foundation, a non-profit trust.

RICHARD C. RANTZOW, age 61,                 Chairman and          Mr. Rantzow was Vice President/Director, Ron Miller Associates,
5790 Shelby Avenue                             Trustee            Inc. (manufacturer). Mr. Rantzow was Managing Partner (until 1990)
Memphis, TN                                                       of the Memphis office of Ernst & Young.

*JEREMY O. MAY, age 30,                       Treasurer           Mr. May is a Vice President and Director of Mutual Fund Operations
370 17th Street                                                   at ALPS, the Administrator and Distributor. Prior to joining ALPS,
Denver, CO                                                        Mr. May was an auditor with Deloitte & Touche LLP in their Denver office.

*RUSSELL C. BURK, age 42,                     Secretary           Mr. Burk is General Counsel of ALPS. Prior to joining ALPS, Mr.
370 17th Street                                                   Burk served as Securities Counsel for Security Life of Denver, a
Denver, CO                                                        wholly owned subsidiary of ING.

The Trustees of the Trust each receive from the Trust an annual fee of $6,000 and a fee in the amount of $2,000 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 2000:

                                                            Pension or                              Aggregate
                                                            Retirement          Estimated          Compensation
                                        Aggregate            Benefits            Annual           From the Trust
                                      Compensation          Accrued As          Benefits             and Fund
                                        from the           Part of Fund           Upon             Complex Paid
                                          Trust              Expenses          Retirement           to Trustee
                                   -------------------- ------------------- ------------------ ---------------------
Thomas M. Batchelor
Trustee                                  $15,500                $0                 $0                $15,500

John A. DeCell
Trustee                                  $15,500                $0                 $0                $15,500

L. R. Jalenak, Jr.
Trustee                                  $15,500                $0                 $0                $15,500

George P. Lewis
Trustee                                  $12,000                $0                 $0                $12,000

Larry W. Papasan
Trustee                                  $15,500                $0                 $0                $15,500

Richard C. Rantzow
Trustee                                  $15,500                $0                 $0                $15,500

As of September 30, 2000, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

                          INVESTMENT ADVISORY AGREEMENT

The Portfolio employs First Tennessee, Memphis, Tennessee, to furnish investment advisory and other services to the Portfolio. Under the Investment Advisory and Management Agreement with the Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. Pursuant to a Sub-Investment and Advisory Agreement, Martin, Knoxville, Tennessee, acts as Sub-Adviser and day-to-day manager of the Portfolio.

In addition to the fee payable to First Tennessee and the fees payable to the Transfer Agent and Pricing and Accounting Agent, and to the Administrator, the Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. The Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by the Portfolio include: interest, taxes, brokerage commissions, the Portfolio's proportionate share of insurance premiums, and costs of registering shares under federal and state securities laws. The Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which the Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing its investment and business affairs, the Tennessee Tax-Free Portfolio pays First Tennessee a monthly management fee at the annual rate of
 .50% of average net assets. Under its sub-advisory agreement, Martin is entitled to receive a monthly fee at the annual rate of .30% of average net assets from First Tennessee. First Tennessee has voluntarily agreed to waive its fees to
 .30% of the Portfolio's average net assets. This fee waiver may be discontinued at any time. For the fiscal years ended June 30, 2000, 1999, and 1998, First Tennessee earned $1,022,399, $1,061,111 and $398,898, respectively, before waiving $733,151, $0 and $0 of its fees, respectively. Martin is currently waiving a portion of the fees it is entitled to receive.

                                 CODE OF ETHICS

The Portfolio permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the "Code") that has been adopted by the Portfolio's Board of Trustees. Access Persons are required to follow the guidelines established by the Code in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Portfolio's Adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for the Adviser and Distributor. The Adviser is also required to report to the Portfolio's Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Portfolio.

                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor), is the Administrator and Distributor to the Portfolio under an Administration and General Distribution Agreement. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. As the Administrator, ALPS assists in the Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

For the fiscal years ended June 30, 2000, 1999 and 1998, ALPS earned administration fees in the amount of $306,720, $318,333 and $119,670 from the Portfolio, respectively, before waiving $0, $0 and $32,146 of its fees, respectively.

First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of .05% of average net assets. For the fiscal years ended June 30, 2000, 1999 and 1998, First Tennessee earned co-administration fees in the amount of $102,240, $106,111 and $39,890 from the Portfolio, respectively.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class III and Class IV are obligated to pay ALPS monthly a 12b-1 fee at the annual rate of up to .75% and .70% of the average net assets of Class III and Class IV, respectively, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class III and Class IV shares. See "Administration Agreements and Other Contracts - Distribution Plan." Class II and III each pay shareholder servicing fees to Investment Professionals at an annual rate of up to .25% of average net assets as more fully described under the section "Administration Agreement and Other Contracts - Shareholder Services Plans." First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

For the fiscal years ended June 30, 2000, 1999, and 1998, ALPS earned underwriter commissions from the Tennessee Tax-Free Portfolio in the amount of $1,446, $7,575, and $3,000, respectively.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. State Street, through its affiliate Boston Financial, provides transfer agent and shareholder services for the Portfolio. For such services, State Street is entitled to receive a fee from the Portfolio based on its net asset value, plus out-of-pocket expenses.

State Street, 1 Heritage Drive, North Quincy, MA 02171, is also Custodian of the assets of the Portfolio and calculates the NAV and dividends of each Class of the Portfolio and maintains the portfolio and general accounting records. The Custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, State Street is entitled to receive a fee from the Portfolio based on its net asset value, plus certain minimum monthly accounting fees and out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The

Portfolio, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLAN. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of the Portfolio (the "Class III Plan") and Class IV of the Portfolio (the "Class IV Plan") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Class III and Class IV Plans to allow each Class to compensate ALPS for incurring distribution expenses. The Class III provides for payment of a distribution fee (12b-1 fee) to ALPS of up to 0.75% of the average net assets of Class III of the Portfolio. (These fees are in addition to the fees paid to ALPS under the Administration Agreement.) The Trustees have limited the 12b-1 fee to 0.50% of Class III's average net assets. The Class IV Plan provides for payment of a 12b-1 fee of up to .70% of the average net assets of Class IV of the Portfolio. The Trust or ALPS, on behalf of Class III and Class IV of the Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). The Class III and Class IV Plans each provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III and Class IV shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Portfolio and reports to recipients other than existing shareholders of the Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III and Class IV Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III and Class IV Shares. The Class III and Class IV Plans each recognize that ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders. To the extent that the Class III Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from the Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under the Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, the Class III Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payments by ALPS for marketing and distribution there are any remaining fees attributable to the Class III or Class IV Plan, these may be used as ALPS may elect. Since the amount payable under each Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. The Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under each Plan.

Regarding Class III shares, ALPS pays the entire distribution fee as compensation to investment dealers. In the case of Class IV shares, ALPS retains 0.10% of the 0.70% distribution fee during the first year. After year one, ALPS pays this 0.10% as compensation to investment dealers. In addition, ALPS pays First Tennessee Bank 0.60% of the 0.70% distribution fee on Class IV shares as compensation for its initial expense of paying investment dealers a commission upon sales of those shares. For the fiscal year ended June 30, 2000, the Portfolio paid distribution fees in the amounts of $96,066 and $815 under the Class III and Class IV Plans, respectively.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II, Class III and Class IV have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class II, Class III and Class IV shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class II, Class III and Class IV shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II, Class III and Class IV. Shareholder Servicing Fees for Class III and Class IV have not currently been authorized by the Board of Trustees although such fees may become effective at a future time. Effective December 31, 1998, the Class II shares began to incur Shareholder Servicing Fees in an amount equal to .10% of the average net assets of the Class II shares. On August 1, 2000, the Shareholder Servicing fees on the Class II Shares increased to .25% of average net assets. For the fiscal year ended June 30, 2000, the Portfolio paid Shareholder Servicing Fees in the amount of $11,494 under the Class II Plan.

                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The Tennessee Tax Free Portfolio is a portfolio of First Funds (formerly The Masters Group of Mutual Funds), an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are nine portfolios of the Trust, five with three Classes and four with four Classes.

The assets of the Trust received for the issue or sale of shares of the Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of the Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of the Portfolio's property of any shareholders held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that the Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 2000, the following shareholders owned more than 5% of the outstanding shares of the indicated Class of the Portfolio:

                                                                         Total               % of            Total Outstanding
Name and Address                      Portfolio         Class        Shares Owned          Class Held            in Class
----------------                      ---------         -----        ------------          ----------        -----------------
Emmett N. Kennon                      Tennessee          II           145,002.322           13.97%            16,929,982.962
Rose S. Kennon
2934 Sidco Drive
Nashville, TN 37204

Resource Trust Company                Tennessee          II           113,771.282           10.96%            16,929,982.962
for IMS Customers
P.O. Box 3865
Englewood, CO 80155

Elizabeth T. Graves                   Tennessee          III           56,055.028            7.43%               754,355.923
120 Grove Park S.
Memphis, TN  38117-3104

NFSC FEBO                             Tennessee          III           46,415.261            6.15%               754,355.923
John Jack Miller
3825 N. Quinland Lake Road
Cookeville, TN  38506-7386

NFSC FEBO                             Tennessee          IV            15,164.611           75.02%                20,213.988
Ronald H. Petersen
1504 Spelling Way
Knoxville, TN 37909-1906

Margaret D. Evans                     Tennessee          IV             5,039.056           24.93%                20,213.988
c/o Martin Residential Care
436 Hannings Rain D-3
Martin, TN  38237

VOTING RIGHTS. The Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and the Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional classes of shares for the Portfolio of the Trust. Although the investment objective for each separate class of a particular Portfolio is the same, fee structures are different such that one class may have a higher yield than another class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

The Portfolio's financial statements and financial highlights for the fiscal year ended June 30, 2000 and the six-month period ended December 31, 1999 are included in the Portfolio's Annual Report and Semi-Annual Report, respectively, which are separate reports and are supplied independent of this Statement of Additional Information. The Portfolio's financial statements and financial highlights are incorporated herein by reference.

The Portfolio's financial statements for the year ended June 30, 2000 were audited by Deloitte & Touche LLP, whose report thereon is included in the Portfolio's annual report.

                                    APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for the Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the pre-refunded bond is considered to be the number of days to the announced call date of the bonds.

The descriptions that follow are examples of eligible ratings for the Portfolio. The Portfolio may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL
NOTES:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3 - This designation denotes favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG - This designation denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS OF STATE AND MUNICIPAL
NOTES:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

The ratings may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                           PART C. OTHER INFORMATION

Item 23. Exhibits

Exhibit
Number    Description
------    -----------
 (a)         (1)        Declaration of Trust dated as of March 6, 1992.(1)

             (2)        Supplement to the Declaration of Trust effective April 24, 1992.(1)

             (3)        Amended and Restated Declaration of Trust dated as of September 4, 1992.(1)

             (4)        Supplement to the Declaration of Trust effective August 1, 1993.(1)

 (b)         (1)        Bylaws of the Trust.(1)

             (2)        Amendment to the Bylaws dated November 17, 1992.(1)

 (c)                    Not Applicable.

 (d)         (1)        Amended and Restated Investment Advisory and Management Agreement between
                        First Funds on behalf of its U.S. Treasury Money Market Portfolio and First
                        Tennessee Bank National Association dated September 4, 1992 is filed electronically herewith.

             (2)        Amended and Restated Sub-Advisory Agreement between BlackRock Institutional
                        Management Corp. and First Tennessee Bank National Association on behalf of the U.S. Treasury Money Market Portfolio dated September 4, 1992 is filed electronically herewith.

             (3)        Amended and Restated Investment Advisory and Management Agreement between
                        First Funds on behalf of its U.S. Government Money Market Portfolio and
                        First Tennessee Bank National Association dated February 15, 1993 is filed electronically herewith.

             (4)        Amended and Restated Sub-Advisory Agreement between BlackRock Institutional
                        Management Corp. and First Tennessee Bank National Association on behalf of the U.S. Government Money Market Portfolio dated September 4, 1992 is filed electronically herewith.

             (5)        Amended and Restated Investment Advisory and Management Agreement between
                        First Funds on behalf of its Municipal Money Market Portfolio and First
                        Tennessee Bank National Association dated September 4, 1992 is filed electronically herewith.

             (6)        Amended and Restated Sub-Advisory Agreement between BlackRock Institutional
                        Management Corp. and First Tennessee Bank National Association on behalf of the Municipal Money Market Portfolio dated September 4, 1992 is filed electronically herewith.

             (7)        Amended and Restated Investment Advisory and Management Agreement between
                        First Funds on behalf of its Cash Reserve Portfolio and First Tennessee Bank
                        National Association dated February 15, 1993 is filed electronically herewith.

             (8)        Amended and Restated Sub-Advisory Agreement between First Tennessee Bank
                        National Association on behalf of the Cash Reserve Portfolio and BlackRock
                        Institutional Management Corp. dated May 4, 1993 is filed electronically herewith.

             (9)        Amended and Restated Investment Advisory and Management Agreement between
                        First Funds on behalf of its Tennessee Tax-Free Portfolio and First
                        Tennessee Bank National Association dated October 25, 1995 is filed electronically herewith.

             (10)       Sub-Advisory Agreement between First Tennessee Bank National Association and Martin & Company, Inc. with respect to the Tennessee Tax-Free Portfolio dated March 2, 1998.(1)

             (11)       Amended and Restated Investment Advisory and Management Agreement between
                        First Funds on behalf of Capital Appreciation Portfolio and First Tennessee
                        Bank National Association dated June 1, 2000.(5)

             (12)       Investment Advisory and Management Agreement between First Funds on behalf of the Capital Appreciation Portfolio and Delaware Management Company dated
                        June 1, 2000.(5)

             (13)       Investment Advisory and Management Agreement between First Funds on behalf of its Intermediate Bond Portfolio and First Tennessee Bank National
                        Association dated August 29, 1997.(1)

             (14)       Sub-Advisory Agreement between First Tennessee Bank National Association and Martin & Company, Inc. with respect to the Intermediate Bond Portfolio dated March 2, 1998.(1)

             (15)       Amended and Restated Investment Advisory and Management Agreement between
                        First Funds on behalf of its Bond Portfolio and First Tennessee Bank
                        National Association dated February 15, 1993 is filed electronically herewith.

             (16)       Amended and Restated Sub-Advisory Agreement between First Tennessee Bank
                        National Association and Highland Capital

                  Management Corp. with respect to the Bond Portfolio dated May 4, 1993 is filed electronically herewith.

          (17) Amended and Restated Investment Advisory and Management Agreement between First Funds on behalf of its Growth & Income Portfolio and First Tennessee Bank National Association dated February 15, 1993 is filed electronically herewith.

          (18) Amended and Restated Sub-Advisory Agreement between First Tennessee Bank and Highland Capital Management with respect to the Growth & Income Portfolio dated May 4,1993 is filed electronically herewith.

(e)       (1)     Amended and Restated General Distribution Agreement between
                  First Funds on behalf of all Portfolios, and ALPS Mutual Funds
                  Services, Inc., dated August 19, 1998.(1)

          (2) Form of Servicing Agreement between ALPS Mutual Funds Services, Inc. and an Agency Institution.(3)

          (3) Form of Selling Dealer Agreement between ALPS Mutual Funds Services, Inc., and selected dealers.(3)

          (4) Form of Bank Agency Agreement between ALPS Mutual Funds Services, Inc., and banks.(3)

(f)               Not Applicable.

(g) Custody Agreement between First Funds and State Street Bank & Trust Company dated May 7, 1999.(3)

(h)       (1)     Transfer Agency Agreement between First Funds and State Street
                  Bank & Trust Company dated May 7, 1999.(3)

          (2) Amended and Restated Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc., dated June 6, 2000 is filed electronically herewith.

          (3) Administration Agreement Co-Administrator between First Funds and First Tennessee Bank National Association with respect to all Portfolios dated July 1, 1995 is filed electronically herewith.

          (4)     Power of Attorney dated September 25, 1998.(2)

(i) Opinion and Consent of Baker, Donelson, Bearman & Caldwell is filed electronically herewith.

(j) Opinion and Consent of Deloitte & Touche, LLP, independent accountants is filed electronically herewith.

(k)               Not Applicable.

(l) Written assurances that purchase representing initial capital was made for investment purposes without any present intention of redeeming or reselling.(1)

(m)      (1)      Form of Shareholder Servicing Plan for First Funds Class II
                  and III shares.(3)

         (2)      Form of Distribution Plan for First Funds Class III shares.(3)

         (3)      Form of Distribution Plan for First Funds Class IV shares.(3)

         (4) Form of Shareholder Services Plan for First Funds Class IV shares.(3)

(n)               Not Applicable.

(o) Form of Plan Providing for Multiple Classes of Shares pursuant to Rule 18f-3.(4)

(p)      (1)      Code of Ethics for ALPS Mutual Funds Services, Inc. is filed electronically herewith.

         (2) Code of Ethics for First Tennessee Bank National Association is filed electronically herewith.

         (3) Code of Ethics for Delaware Management Corporation is filed electronically herewith.

         (4) Code of Ethics for BlackRock Institutional Management Corporation is filed electronically herewith.

         (5) Code of Ethics for Highland Capital Management Corporation is filed electronically herewith.

         (6) Code of Ethics for Martin & Company, Inc. is filed electronically herewith.

         (7) Code of Ethics for First Funds Trust is filed electronically herewith.

----------

(1) Incorporated by reference to Post-Effective Amendment No. 15 to the Trust's Registration Statement.

(2) Incorporated by reference to Post-Effective Amendment No. 16 to the Trust's Registration Statement.

(3) Incorporated by reference to Post-Effective Amendment No. 17 to the Trust's Registration Statement.

(4) Incorporated by reference to Post-Effective Amendment No. 22 to the Trust's Registration Statement.

(5) Incorporated by reference to Post-Effective Amendment No. 23 to the Trust's Registration Statement.

Item 24.        Persons Controlled by or Under Common Control with Registrant

               Not Applicable.

Item 25.       Indemnification

               Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee, or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he is involved by virtue of his service as a trustee, officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular officer involved.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.       Business and Other Connections of Investment Manager

FIRST TENNESSEE BANK NATIONAL ASSOCIATION (FTB) -- INVESTMENT ADVISER

Position                                Other Business                Type of
with FTB       Name                     connections*                  Business
--------       ----                     --------------                --------
Director       Robert C. Blattberg      Polk Brothers Distinguished   Education
                                        Professor of Retailing
                                        J.L. Kellogg Graduate School
                                        of Management
                                        Northwestern University(1)

                              Director Factory Card Outlet      Retail
                              Corp.(2)

                              Director, Golub Corporation(3)    Grocery

Director    Carlos H. Cantu   Senior Chairman, The              Consumer
                              ServiceMaster Company(4)          services and
                                                                Supportive
                                                                Management
                                                                services

                              Director, Unicom Corporation(5)   Utility

Director    George E. Cates   Chairman of the Board and         Real estate
                              Chief Executive Officer, Mid-     investment trust
                              America Apartment Communities,
                              Inc.(6)

                              Director, SCB Computer
                              Technology, Inc.(7)

Director,   J. Kenneth Glass  Executive Vice President,         Bank holding
President,                    Director, FTNC(8)                 company
Retail
Financial
Services

                              President and Director, Norlen    Credit life
                              Life Insurance Company(8)         insurance

                              Director, FT Mortgage             Mortgage
                              Holding Corp.(9)                  company

                              Director, First Horizon Home      Mortgage
                              Loan Corp.(10)                    company

                              Director, FT Mortgage             Mortgage
                              Services, Inc.(11)                company

                              Director, Highland Capital        Investment
                              Management Corp.(12)              Advisor

                              Chairman and Director, First      Consumer
                              Horizon Strategic Alliances,      access/discount
                              Inc.(13)                          card program
                                                                and finder

                              Director, First Tennessee         Merchant
                              Merchant Services, Inc.(14)       processing

                                                 Director, Federal Flood             Flood Insurance
                                                 Certification Corp.(15)

                                                 Director, FT Reinsurance            Insurance
                                                 Company(16)

                                                 Director, Martin & Company(17)      Investment
                                                                                     adviser

                                                 Director, First Horizon Asset       Securitization
                                                 Securities, Inc.(18)                conduit

                                                 Director, FT Real Estate            Holding
                                                 Information Mortgage                company
                                                 Solutions Holdings, Inc.(19)

                                                 Director, Vice President, FT        Holding
                                                 Real Estate Information             company
                                                 Mortgage Solutions, Inc.(20)

Director             James A. Haslam,            Chief Executive Officer,            Retail operator
                     III                         Director, Pilot Corporation(21)     of convenience
                                                                                     stores and travel
                                                                                     centers

                                                 Director, Ruby Tuesday, Inc.(22)    Restaurant

President, Chairman  Ralph Horn                  President, Chairman of the          Bank holding
of the Board, Chief                              Board, Chief Executive Officer      company
Executive Officer                                and Director, FTNC(8)
and Director
                                                 Director, Harrah's                  Casino,
                                                 Entertainment, Inc.(23)             entertainment

                                                 Director Mid-America                Real estate
                                                 Apartment Communities, Inc.(6)      investment trust

Director, President, John C. Kelley, Jr.         Executive Vice President,           Bank holding
Business Financial                               Director, FTNC(8)                   company
Services/
Memphis Financial
Services

                                                 Director, President, Check          Check
                                                 Consultants, Inc.(8)                processing and
                                                                                     related services

                                                 Director, Check Consultants         Check

                                           Company of Tennessee(8)            processing and
                                                                              related services

                                           Director, First Tennessee          Public welfare
                                           Housing Corporation(24)            investments

                                           Director, First Tennessee          Equipment
                                           Equipment Finance                  financing
                                           Corporation(25)

                                           Director, President, First         Check
                                           Express Remittance                 processing
                                           Processing, Inc.(26)

                                           Director, Hickory Capital          Venture capital
                                           Corporation(27)

                                           Director, Hickory Venture          Venture capital
                                           Capital Corp.(28)

Director             R. Brad Martin        Chairman of the Board, Chief       Retail
                                           Executive Officer, Saks,
                                           Incorporated(29)

                                           Director, Harrah's                 Casino,
                                           Entertainment Inc.(23)             entertainment

                                           Director, Pilot Corporation(21)    Retail operator
                                                                              of convenience
                                                                              stores and travel
                                                                              centers

Director             Joseph Orgill, III    Chairman of the Board, West        Distributor and
                                           Union Corporation(30)              manufacturer for
                                                                              construction
                                                                              industry

                                           Director, Chairman of the          Wholesale
                                           Board, Orgill, Inc.(31)            hardware
                                                                              distributor

                                           Director, Mallory Group(32)        Warehousing,
                                                                              distribution and
                                                                              transportation

Director             Vicki R. Palmer       Senior Vice President and          Bottler of soft
                                           Treasurer and Special              drink products
                                           Assistant to the CEO, Coca
                                           Cola Enterprises, Inc.(33)

Director             Michael D. Rose     Director, Nextera Enterprises,     Business
                                         Inc.(34)                           consulting

                                         Former Director, General           Food processing
                                         Mills, Inc.(35)

                                         Former Director, Ashland           Oil company
                                         Inc.(36)

                                         Director, Darden Restaurants       Restaurant
                                         Inc.(37)

                                         Director, Stein Mart, Inc.(38)     Retail

                                         Director, FelCor Lodging           Hotel
                                         Trust, Inc.(39)

                                         Director, ResortQuest              Vacation
                                         International, Inc.(40)            property
                                                                            management

Director             William B. Sansom   Chairman of the Board and          Wholesale
                                         Chief Executive Officer, The       distributor
                                         H.T. Hackney Company(41)

                                         Director, Martin Marietta          Construction
                                         Materials, Inc. (42)               aggregate
                                                                            materials
                                                                            producer

                                         Director, Astec Industries,        Construction
                                         Inc.(43)                           aggregate
                                                                            materials
                                                                            producer

Executive Vice       Susan Schmidt Bies  Executive Vice President,          Bank holding
President, Auditor                       Auditor, FTNC(8)                   company

Executive Vice       Harry A. Johnson,   Executive Vice President and       Bank holding
President and        III                 General Counsel of FTNC(8)         company
General Counsel

Executive Vice       John P. O'Connor,   Executive Vice President and       Bank holding
President and Chief  Jr.                 Chief Credit Officer of FTNC(8)    company
Credit Officer

                                         Director, TSMM Corporation(44)     Real Estate

                                           Director, JPO, Inc.(45)            Real Estate

                                           Director, First Tennessee          Broker Dealer
                                           Securities Corp.(46)

Executive Vice       Sarah Meyerrose       Executive Vice President           Bank holding
President-Employee                         Employee Services of FTNC(8)       company
Services

Executive Vice       Elbert L. Thomas,     Executive Vice President and       Bank holding
President, Chief     Jr.                   Chief Financial Officer of         company
Financial Officer                          FTNC(8)

                                           Director, First Tennessee ABS,     REIT/REMIC
                                           Inc.(47)

                                           Director, FT Real Estate           REIT/REMIC
                                           Securities Company, Inc.(48)

                                           Director, FT Real Estate           REIT/REMIC
                                           Securities Holding Company,
                                           Inc.(49)

Executive Vice       Charles Burkett       Director, Highland Capital         Investment
President, Affluent                        Management Corp.(12)               Adviser
Market Manager

                                           Director, First Tennessee          Broker Dealer
                                           Brokerage, Inc.(50)

                                           Director, FT Insurance             Insurance
                                           Corporation(51)

                                           Director, First Horizon            Insurance
                                           Insurance Services, Inc.(52)

                                           Director, Martin & Co., Inc.(17)   Investment
                                                                              adviser

Executive Vice       David L. Berry        None
President

Executive Vice       David B. Lantz        None
President

Senior Vice          Wayne C. Marsh        None
President

Senior Vice          John Curtis           None

President

Senior Vice                Deborah McDonald           None
President

Senior Vice                Yvonne Watson              None
President

Senior Vice                C. Douglas Kelso           None
President

Senior Vice                David M. Taylor            None
President

Senior Vice                Steven J. McNally          None
President

Senior Vice                Scott Bovee                None
President

Senior Vice                Maureen MacIver            None
President

Senior Vice                Otis M. Clayton            None
President

Vice President             Suzanne Donaldson          None

Vice President             Craig Harris               None

Vice President             Edward C.                  None
                           Dellinger

Vice President             Claudette S.               None
                           Sanders

Vice President             John Barringer             None

Vice President             Robert Johnston            None

Trust Officer              Roxanne Morris             None

Chairman and CEO           Larry B. Martin            Director, Martin & Co., Inc.(17)    Investment
First Tennessee                                                                           Adviser
Bank-Knoxville

President, First           Lew Weems                  Director, Martin & Co., Inc.(17)    Investment
Tennessee Bank-                                                                           Adviser
Knoxville

NOTES:

*All directors of FTB are also directors of its parent, First Tennessee National Corporation, which controls FTB. Messrs. Glass, Horn, Johnson, Keen, Kelley, Lewis, O'Connor and Thomas and Ms. Bies and Ms. Meyerrose are considered executive officers of FTNC.

(1) J.L. Kellogg Graduate School of Management, 875 N. Michigan Ave., Suite 2945, Chicago, IL 60611
(2) Factory Card Outlet Corp., 745 Birbinal Drive, Bensenville, IL 60106-1212
(3) Golub Corporation, P.O. Box 1074, Schenectady, NY 12301
(4) ServiceMaster Company, One ServiceMaster Way, Downers Grove, IL 30515
(5) Unicom Corporation, 1 First National Plaza, Chicago, IL 60690
(6) Mid-America Apartment Communities, Inc., 6584 Poplar Ave., Ste. 340, Memphis, TN 38138
(7) SCB Computer Technology, Inc., 3800 Forrest Hill-Irene, Suite 100, Memphis, TN 38125
(8) First Tennessee Bank National Association and First Tennessee National Corporation, 165 Madison Avenue, Memphis, TN 38103
(9) FT Mortgage Holding Corp., 2974 LBJ Freeway, Dallas, TX 75234
(10)First Horizon Home Loan Corporation, 165 Madison Ave., Memphis, TN 38103
(11)FT Mortgage Services, Inc., 165 Madison Ave., Memphis, TN 38103
(12)Highland Capital Management Corp., 6077 Primacy Parkway, Suite 228,
    Memphis, TX 38117
(13)First Horizon Strategic Alliances, Inc., 1700 Rambling Road, Richmond, VA 23235
(14)First Tennessee Merchant Services, Inc., 300 Court Ave., Memphis, TN 38103
(15)Federal Floor Certification Corporation, 6220 Gaston Ave., Dallas, TX 75214
(16)FT Reinsurance Company, 7 Burlington Square, 6th Floor, Burlington, VT 05401
(17)Martin & Company, Two Centre Square, 625 S. Gay Street, Suite 200, Knoxville, TN 37902-1669
(18)First Horizon Asset Securities, 2974 LBJ Freeway, Dallas, TX 75234
(19)FT Real Estate Securities Holding Company, Inc., 165 Madison Ave., Memphis, TN 38103
(20)First Tennessee Real Estate Information Mortgage Solutions, Inc., 165 Madison Ave., Memphis, TN 38103
(21)Pilot Corporation, 5508 Lonas Road, Knoxville, TN 37909
(22)Ruby Tuesday, Inc., 150 West Church Ave., Maryville, TN 37801
(23)Harrah's Entertainment, Inc., 1023 Cherry Road, Memphis, TN 38117
(24)First Tennessee Housing Corporation, 165 Madison Ave., Memphis, TN 38103
(25)First Tennessee Equipment Finance Corporation, 165 Madison Ave., Memphis,
    TN 38103
(26)First Express Remittance Processing, 165 Madison Ave., Memphis, TN 38103
(27)Hickory Venture Capital Corporation, 200 West Court Square, Suite 100, Huntsville, AL 35801
(28)Hickory Capital Corporation, 200 West Court Square, Suite 100, Huntsville, AL 35801
(29)Saks, Incorporated, 5810 Shelby Oaks Drive, Memphis, TN 38134
(30)West Union Corporation, 35 Union Ave., Suite 300, Memphis, TN 38103
(31)Orgill, Inc., 2100 Latham Street, Memphis, TN 38109
(32)Mallory Group, 4294 Sweeney Road, Memphis, TN 38118
(33)Coca Cola Enterprises, Inc., 2500 Windy Ridge Pkwy, Marietta, GA 30067
(34)Nextera Enterprises, Inc., One Cranberry Hill, Lexington, MA 02421
(35)General Mills, Inc., 9200 Wayzata Blvd., Minneapolis, MN 55426
(36)Ashland Co., 2351 Channel Ave., Memphis, TN
(37)Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, FL 32809
(38)Stein Mart, Inc., 1200 Riverplace Blvd., Jacksonville, FL 32207
(39)FelCor Lodging Trust, Inc., 545 East John Carpenter Freeway, Suite 1300, Irving, TX 75062-3933
(40)ResortQuest International, Inc., 530 Oak Court Drive, #360, Memphis, TN
    38117
(41)The H.T. Hackney Company, Fidelity Bldg., 502 S. Gay Street, Suite 300, Knoxville, TN 37902
(42)Martin Marietta Materials, Inc., P.O. Box 30013, Raleigh, NC 27622-0013
(43)Astec Industries, Inc., P.O. Box 72787, Chattanooga, TN 37407
(44)TSMM Corporation, 165 Madison Ave., Memphis, TN 38103
(45)JPO, Inc., 165 Madison Ave., Memphis, TN 38103
(46)First Tennessee Securities Corp., 845 Crossover Lane, Suite 150, Memphis,
    TN 38117
(47)First Tennessee ABS, Inc., P.O. Box 249, Springdale, AR 72765
(48)FT Real Estate Securities Company, Inc., P.O. Box 249, Springdale, AR 72765
(49)FT Real Estate Securities Holding Company, Inc., P.O. Box 249, Springdale, AR 72765
(50)First Tennessee Brokerage, Inc., 530 Oak Court Drive, Memphis, TN 38117
(51)FT Insurance Corporation, 530 Oak Court Drive, Memphis, TN 38117
(52)First Horizon Insurance Services, Inc., 530 Oak Court Drive, Memphis, TN
    38117
(53)AMX Corporation dba AMA Irrigation, P.O. Box 356, Marion, AR 72364

                  HIGHLAND CAPITAL MANAGEMENT CORP. (HIGHLAND)
                       6077 PRIMACY PARKWAY, MEMPHIS, TN

Position                                                                  Other Business
with Highland                             Name                            Connections
-------------                             ----                            --------------
Director, Executive Vice President,       Edward J. Goldstein             None
Treasurer, Secretary

Director, President                       Steven Wishnia                  None

Director                                  James M. Weir                   None

Director, Chairman of the Board           Paul H. Berz                    None

Director, Senior Vice President           David L. Thompson               None

Director                                  Charles Thomas Whitman(1)(2)    Director, NexAir, LLC

Director                                  J. Kenneth Glass                see FTB listing


Director                                  Charles Burkett                 see FTB listing

Senior Vice President                     Steven T. Ashby                 None

Senior Vice President                     James R. Turner                 None

Vice President                            Mark Cronin                     None

----------

(1) Previously, Executive Vice President of Highland Capital Management Corp., 6077 Primacy Parkway, Memphis, TN 38119

(2) NexAir, LLC, 1385 Corporate Avenue, Memphis, TN 38186-1182, distributor of industrial gases, welding supplies and medical products

                         MARTIN & COMPANY INC. (MARTIN)
                TWO CENTRE SQUARE, 625 S. GAY STREET, SUITE 200
                              KNOXVILLE, TN 37902

Position                                                                  Other Business
with Martin                               Name                            Connections
-----------                               ----                            --------------
Director, President                       A. David Martin                 None

Director                                  Larry B. Martin                 see FTB listing

Director                                  J. Kenneth Glass                see FTB listing

Director, Secretary, Executive Vice       William F. Woodson, Jr.(1)      see FTB listing
President

Director                                      Lew Weems             see FTB listing

Director                                      Charles Burkett       see FTB listing

Director, Executive Vice President,           Ted Flickinger Jr.    None
Portfolio Manger

Vice President, Portfolio Manager             Charles Stewart       None

Vice President, Portfolio Manager             Gary Hoemann          None

Vice President, Portfolio Manager             John C. Miller        None

Vice President, Portfolio Manager             J. Scott Atkins(2)    None

Vice President, Portfolio Manager             David Zandstra        None

Vice President, Portfolio Manager             Ralph Herbert         None

Chief Financial Officer                       David Jagels          None

------------------

(1) Previously, Senior Vice President, First Tennessee Bank, 800 S. Gay Street, Knoxville, TN 37902

(2) Previously, account representative, A. G. Edwards, 8848 Cedar Springs Lane, Knoxville, TN 37923

                 BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DELAWARE

         BlackRock Institutional Management corporation (formerly PNC Institutional Management Corporation) ("BIMC") is an indirect majority-owned subsidiary of PMC Bank Corp. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

                          DELAWARE MANAGEMENT COMPANY
                               2005 MARKET STREET
                           PHILADELPHIA, PENNSYLVANIA

         Delaware Management Company is organized as a series of Delaware Management Business Trust ("DMBT"), a business trust organized under the laws of the State of Delaware. The list required by this Item 26 of officers and directors of DMBT, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV, filed by DMBT pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-32108).

Item 27.  Principal Underwriters

(1) The sole principal underwriter for the Fund is ALPS Mutual Funds Services, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, Stonebridge Growth Fund, Inc., Stonebridge Aggressive Growth Fund, Inc., SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, Select Sector SPDR Trust, Nasdaq 100 Trust, Firsthand Funds, and Holland Balanced Fund.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Mutual Funds Services, Inc., the distributor for Registrant, are as follows:

Name and Principal       Positions and Offices with  Positions and Officers with
Business Address*        Registrant                  Underwriter
------------------       ----------                  -----------
W. Robert Alexander      None                        Chairman, Chief Executive
                                                     Officer and Secretary

Arthur J. Lucey          None                        Vice Chairman and Director

Thomas A. Carter         None                        Chief Financial Officer

Edmund J. Burke          None                        President and Director

Jeremy May               Treasurer                   Vice President

Russell C. Burk          Secretary                   General Counsel

Robert Szydlowski        None                        Vice President

Rick A. Pederson         None                        Director

Chris Woessner           None                        Director

*  All Addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202

Item 28.  Location of Accounts and Records

          First Tennessee Bank National Association, located at 530 Oak Court Dr., Suite 200, Memphis, Tennessee, Highland Capital Management Corp., located at 6011 Privacy Parkway, Suite 228, Memphis, Tennessee, BlackRock Institutional Management Corporation, 103 Bellevue Parkway, Wilmington, Delaware, Delaware Management Company, located at 2005 Market Street, Philadelphia, Pennsylvania, Martin & Company, Inc., located at Two Centre Square, Knoxville, Tennessee, and ALPS Mutual Funds Services, Inc., located at 370 17th Street, Denver, Colorado, will maintain physical possession of each such account, book or other documents of the Trust, except for those documents relating to the custodial, pricing and bookkeeping and general accounting records maintained by the Trust's Custodian, State Street Bank and Trust Company, Two Heritage Drive, 9th Floor, North Quincy, MA and those transfer agent, records maintained by the Trust's Transfer Agent, State Street Bank and Trust Company at the same address listed above.

Item 29.  Management Services

          Not Applicable.

Item 30.  Undertakings

          The Registrant, on behalf of each Portfolio undertakes, provided the information required by Item 5A is contained in the Annual Report, to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Memphis, and State of Tennessee, on the 27th day of October, 2000.

FIRST FUNDS

By: /s/ Richard C. Rantzow
   -----------------------
Richard C. Rantzow, President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Richard C. Rantzow
-----------------------
Richard C. Rantzow*             President and Trustee           October 27, 2000


/s/ Jeremy O. May
-----------------------
Jeremy O. May*                  Treasurer                       October 27, 2000


/s/ Thomas M. Batchelor
-----------------------
Thomas M. Batchelor*            Trustee                         October 27, 2000


/s/ John A. DeCell
-----------------------
John A. DeCell*                 Trustee                         October 27, 2000


/s/ Larry W. Papasan
-----------------------
Larry W. Papasan*               Trustee                         October 27, 2000


/s/ George P. Lewis
-----------------------
George P. Lewis*                Trustee                         October 27, 2000


/s/ L.R. Jalenak, Jr.
-----------------------
L.R. Jalenak, Jr.*              Trustee                         October 27, 2000

*Signature affixed by Desiree M. Franklin pursuant to a power of attorney dated September 25, 1998, and incorporated herein by reference to Post-Effective Amendment No. 16 to the Trust's Registration Statement.

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                              DESCRIPTION
-------                                             -----------
d(1)                                   Amended and Restated Investment Advisory
                                       and Management Agreement between First
                                       Funds on behalf of its U.S. Treasury
                                       Money Market Portfolio and First
                                       Tennessee Bank National Association dated
                                       September 4, 1992.

d(2)                                   Amended and Restated Sub-Advisory
                                       Agreement between BlackRock Institutional
                                       Management Corp. and First Tennessee Bank
                                       National Association on behalf of the
                                       U.S. Treasury Money Market Portfolio
                                       dated September 4, 1992.

d(3) Amended and Restated Investment Advisory and Management Agreement between First
                                       Funds on behalf of its U.S. Government
                                       Money Market Portfolio and First
                                       Tennessee Bank National Association dated
                                       February 15, 1993.

d(4)                                   Amended and Restated Sub-Advisory
                                       Agreement between BlackRock Institutional
                                       Management Corp. and First Tennessee Bank
                                       National Association on behalf of the
                                       U.S. Government Money Market Portfolio
                                       dated September 4, 1992.

d(5) Amended and Restated Investment Advisory and Management Agreement between First
                                       Funds on behalf of its Municipal Money
                                       Market Portfolio and First Tennessee Bank
                                       National Association dated September 4,
                                       1992.

d(6)                                   Amended and Restated Sub-Advisory
                                       Agreement between BlackRock Institutional
                                       Management Corp. and First Tennessee Bank
                                       National Association on behalf of the
                                       Municipal Money Market Portfolio dated
                                       September 4, 1992.

d(7) Amended and Restated Investment Advisory and Management Agreement between First
                                       Funds on behalf of its Cash Reserve
                                       Portfolio and First Tennessee Bank
                                       National Association dated February 15,
                                       1993.

d(8)                                   Amended and Restated Sub-Advisory
                                       Agreement between First Tennessee Bank
                                       National Association on behalf of the
                                       Cash Reserve Portfolio and BlackRock
                                       Institutional Management Corp. dated May
                                       4, 1993.

d(9) Amended and Restated Investment Advisory and Management Agreement between First
                                       Funds on behalf of its Tennessee Tax-Free
                                       Portfolio and First Tennessee Bank
                                       National Association dated October 25,
                                       1995.

d(15) Amended and Restated Investment Advisory and Management Agreement between First
                                       Funds on behalf of its Bond Portfolio and First Tennessee Bank National Association dated February 15, 1993.

d(16)                                  Amended and Restated Sub-Advisory
                                       Agreement between First Tennessee Bank
                                       National Association and Highland Capital
                                       Management Corp. with respect to the Bond
                                       Portfolio dated May 4, 1993.

d(17) Amended and Restated Investment Advisory and Management Agreement between First
                                       Funds on behalf of its Growth & Income
                                       Portfolio and First Tennessee Bank
                                       National Association dated February 15,
                                       1993.

d(18)                                  Amended and Restated Sub-Advisory
                                       Agreement between First Tennessee Bank
                                       and Highland Capital Management with
                                       respect to the Growth & Income Portfolio dated May 4, 1993.

h(2)                                   Amended and Restated Administration
                                       Agreement between First Funds on behalf
                                       of all Portfolios, and ALPS Mutual Funds
                                       Services, Inc., dated June 6, 2000.

h(3) Administration Agreement Co-Administrator between First Funds and First Tennessee
                                       Bank National Association with respect to all Portfolios dated July 1, 1995.

i                                      Opinion and Consent of Baker, Donelson,
                                       Bearman & Caldwell.

j                                      Opinion and Consent of Deloitte & Touche,
                                       LLP, independent accountants.

p(1)                                   Code of Ethics for ALPS Mutual Funds
                                       Services, Inc.

p(2)                                   Code of Ethics for First Tennessee Bank
                                       National Association.

p(3)                                   Code of Ethics for Delaware Management
                                       Corporation.

p(4)                                   Code of Ethics for BlackRock
                                       Institutional Management Corporation.

p(5)                                   Code of Ethics for Highland Capital
                                       Management Corporation.

p(6)                                   Code of Ethics for Martin & Company, Inc.

p(7)                                   Code of Ethics for First Funds Trust.